                                            November 30, 1999  Semiannual Report
                                                             NUVEEN Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Municipal Bond Funds

[PHOTO APPEARS HERE]

Dependable, tax-free income to help you keep more of what you earn.

Arizona
Colorado
New Mexico



Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder

 3  Nuveen Flagship Arizona Municipal
    Bond Fund

 7  Nuveen Flagship Arizona Municipal
    Bond Fund Spotlight

 8  Nuveen Flagship Colorado Municipal
    Bond Fund

12  Nuveen Flagship Colorado Municipal
    Bond Fund Spotlight

13  Nuveen Flagship New Mexico Municipal
    Bond Fund

17  Nuveen Flagship New Mexico Municipal
    Bond Fund Spotlight

18  Portfolio of Investments

29  Statement of Net Assets

30  Statement of Operations

31  Statement of Changes in Net Assets

32  Notes to Financial Statements

37  Financial Highlights

40  Building a Better Portfolio

41  Fund Information

DEAR

Shareholder


[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board

How did you gain your financial wisdom? While some of us study finance, the financial markets, economics or related disciplines in formal programs, most of us end up accumulating practical knowledge through the years, from friends, family, colleagues and media.

At Nuveen, we believe a formal financial education should start early in life. A study sponsored by the National Council on Economic Education shows that a whopping 66% of high school students tested on basic money skills scored an "F." Only 3% received an "A."


Because we believe strongly in education and are committed to children's financial literacy, we have launched a community service program, Kid$ense, in our hometown of Chicago.

     The Kid$ense curriculum, which is available for grades kindergarten through sixth, includes textbooks, teaching materials and teacher training. The lessons introduce children to the concept of money and how it works in society; buying, selling and trading; working, earning, saving and investing.

     Nuveen's commitment to children's financial literacy goes beyond the 250 Chicago public schools who have benefited from the Kid$ense curriculum. We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world.

     At Nuveen, we are dedicated to helping you and your financial adviser develop a family wealth management strategy unique to you and your goals and values. In your next shareholder report, look for more information about Nuveen's dedication to Family Wealth Management, or ask your financial adviser about this approach to investing.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semi-annual fiscal period ended November 30, 1999.

     Until fairly recently, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

     Concerns, however, about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the U.S. economic slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.


"We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world."


                                                        SEMIANNUAL REPORT page 1

"Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan."

     In an effort to pre-empt this threat of inflation, the Federal Reserve Board (the Fed) moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate, which represents the amount banks charge one another on overnight loans and serves as a standard for short-term market rates, from 4.75% to 5.50%. These increases offset the three rate cuts enacted by the Fed a year earlier.

     At its November 1999 meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase, giving the markets some respite during the Y2K transition. However, the Fed's indication that it would continue to closely watch the pace of economic growth for any signs of inflationary pressure left the door open for additional tightenings.

     In January 2000, the annual rotation among members of the Fed's Open Market Committee, the body that ultimately decides interest rate policy, will put several members considered more "hawkish" on inflation fighting into voting slots. This could tilt policy toward further rate increases in the new year.

     Municipal bonds continued to serve investors well. At the end of November 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, compared with the historical average of 89.6% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long-term Treasury bonds -- even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

     In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to early 1999.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets may be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ Timothy Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
January 15, 2000


SEMIANNUAL REPORT page 2

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND



From the Portfolio Manager's Perspective

Nuveen Flagship Arizona Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the six-month period ended November 30, 1999, we spoke with Portfolio Manager Mike Davern.

Q: In an effort to cool off any brewing inflationary pressures, the Federal Reserve Board (the Fed) raised short-term interest rates by 25 basis points, or
0.25 percent, three times in the six-month reporting period we're discussing today. The increases occurred in June, August and November. The Fed indicated that the rate increases were a reversal of the rate cuts it made in 1998 when global economic and market instability threatened to derail the U.S. economy. How do bonds typically perform in such an environment?

MIKE: When interest rates are rising, it's virtually impossible for bonds to produce the type of performance results we like to see, since bond prices move inversely to yields. Let's look at the numbers. The 30-year U.S. Treasury bond yield rose from 5.92% on June 1, 1999, to 6.28% on November 30, 1999, an increase of 36 basis points. Municipal bonds had an even tougher time. The 30-year municipal bond started the period yielding 5.33% and ended it at 6.00%, a much more dramatic jump of 67 basis points.


Q: That's quite a discrepancy. Why have municipal bonds underperformed Treasury bonds?

MIKE: Unlike the highly liquid Treasury bond market which brings in buyers and sellers from all over the world, the municipal market's performance is highly dependent upon local factors of supply and demand. Despite rising interest rates and higher financing costs, the booming U.S. economy has encouraged local municipalities to finance new projects, and thus, the supply of bonds was quite plentiful. However, demand was not quite so robust, even though municipal bonds are offering extremely attractive yields, especially when viewed on a taxable equivalent basis. In fact, as of November 30, 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, meaning that municipal bonds presented an exceptionally attractive investment option relative to Treasuries, which are backed by the full faith and credit of the U.S. government.


Q: Have Y2K concerns caused any disruptions in the market?

MIKE: Actually, they haven't. If anything, it has been an extremely normal year in terms of the timing of issuance.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Acvisers/SM/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/SM/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research

 . An active, value-oriented investment style

 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Arizona Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                        SEMIANNUAL REPORT page 3

"This environment allows us to use our excellent credit research staff to find bonds which have the potential for extra yield without exposure to extra risk."

     For example, we recently looked at one big municipal bond deal that was set to close on December 31, 1999, and it was oversubscribed. If there were concerns about year-end cash flow, then the issuer would have had trouble placing the deal. So we can't sense any problems associated with the Y2K computer bug. With all the effort put into fixing computer systems over the last two years it really is not all that surprising.


Q: What other national trends did you notice?

MIKE: As you know, some of the bonds in our portfolios are insured. One trend we're seeing now is in the bond insurance area: four major bond insurance companies have stepped back a little bit, choosing not to insure some deals in reaction to the bankruptcy of a hospital issuer in Philadelphia. This has caused the insurers to reassess their risk exposure, certainly in the hospital market as well as some other lower-rated credits.

     Although that may sound like a negative, it actually created an opportunity for us. So many of the bonds in our portfolio are insured with high credit quality but relatively low yield that it's nice to get to choose from some lower-rated credits. With the insurers stepping back, a portion of the new issue supply is now coming to the market uninsured. This environment allows us to use our excellent credit research staff to find bonds which have the potential for extra yield without exposure to extra risk.


Q: Since you're looking closely at credit quality, how strong is Arizona's economy?

MIKE: Thanks to a pro-business regulatory environment and a high quality of life, Arizona remains one of the fastest growing states, driven by high technology, manufacturing, tourism and trade.

     Still, the state's dependence on natural resource industries has been a negative. Although its role is diminishing, mining continues to play a role in Arizona's economy. Copper accounts for 80% of Arizona's mining employment, and falling copper prices have led to cutbacks.


Q: How did the fund perform for the period ended November 30, 1999?

MIKE: Nuveen Flagship Arizona Municipal Bond Fund generated a six-month total return of -4.28%, underperforming the Lipper Arizona Municipal Bond Fund category, which reported a total return of -3.49%. For the one-, five- and 10-year periods ended November 30, 1999, the Nuveen fund reported average annual total returns of -4.20%, 6.99% and 6.67%, respectively, compared to the Lipper peer group average returns of -3.13%, 6.75% and 6.26% for the same periods.*

     Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value.

     Nuveen Flagship Arizona Municipal Bond Fund's taxable equivalent total return for the six months ended November 30, 1999, for investors in the 34.5% combined federal and state income tax bracket, was -3.04%.** As of November 30, 1999, the fund's SEC 30-day yield was 4.64%. For investors in the combined 34.5% federal and state income tax bracket, that is equivalent to a yield of 7.08% on a taxable investment.

SEMIANNUAL REPORT page 4

Q: Why did the fund underperform its benchmark?

MIKE: Our fund invests primarily in bonds with long-term maturities, which is one of the ways the fund pursues its objective. In a bear market for bonds, which has generally been the environment in 1999, long-term maturities will typically underperform because these bonds are the most sensitive to changes in interest rates. In a bull market, we would hope to outperform, as shown by our longer-term performance numbers.

     On the plus side, the rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability.

     Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset capital gains incurred earlier in the year, or be carried forward for up to eight years to offset future gains. Tax losses can therefore be very valuable for the fund. If the bonds purchased are also at a discount to par value (priced less than 100) the fund still maintains its ability to come back in price if the market recovers.


Q: What variables do you look for when considering a purchase for the portfolio?

MIKE: There are at least five different variables that we examine: price, coupon, call, sector and rating.

     Price. In a bear market, owning a bond selling at a discount to par, or say, 80 cents on the dollar, has its advantages. As time passes, the bond heads toward maturity when it is repaid at $1. As a result, a discount bond isn't going to drop as much in price in a bear market because the passage of time is tugging the bond upward in price, and thus closer to maturity. We say that a bond priced at a deep discount has good "convexity," suggesting that the bond's ability to go up in price is greater than its ability to go down in price. In contrast, a bond selling at a premium above par usually has less upside. Premium bonds typically pay higher coupons, which means that the issuer will want to "call" the bonds, or redeem them, if interest rates later fall. As a result, such bonds have less upside price potential.

     Call. We prefer to own bonds that can't be called for at least eight to 10 years and avoid, whenever possible, bonds subject to call risk in the next year or so. Currently, only 1.3% of the Arizona portfolio is callable in the year 2000. That's particularly important if interest rates begin falling again. Bonds with longer calls can generally be found in the primary or new issue market. One such acquisition for the fund during the quarter was the purchase of the Mesa Industrial Development Authority bonds for the Discovery Health System, purchased at a $97.81 price per $100 face value.

     Coupon. As far as a bond's coupon is concerned, we're looking for bonds that provide good tax-exempt income while keeping the fund's credit quality high. In today's market, we're looking for bonds that pay more than 6%, which is the equivalent of 9.2% on a taxable equivalent basis for taxpayers in the combined 34.5% federal and state income tax bracket.

"On the plus side, the rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability."

                                                        SEMIANNUAL REPORT page 5

"With tax-exempt yields at 6% or more and inflation hovering around 2.5%, we believe that municipal bonds represent a very attractive option for investors searching for yield."

* The Lipper Peer Group returns represent the average annualized total return of the 39 funds in the Lipper Arizona Municipal Debt Category for the six-month period ended November 30, 1999, and 39, 25 and five funds for the one-, five-and 10-year periods, respectively. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     Sector. We try to purchase bonds in sectors where there is limited supply such as transportation and water/sewer. We believe that anytime you can find something that's relatively scarce, then you're finding something that has value.

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

Top Five Sectors

  Tax Obligation (General)  19%
--------------------------------
  Healthcare                19%
--------------------------------
  U.S. Guaranteed           18%
--------------------------------
  Tax Obligation (Limited)  14%
--------------------------------
  Utilities                  6%
--------------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.


     Rating. All of our purchases are in Standard & Poor's top four credit rating categories, or if non-rated, judged by Nuveen research to have equivalent credit quality. Over the past few years, the majority of purchases have been insured. In the past six months, however, there's been some opportunity to buy A, BAA and non-rated bonds. In fact, we've even bought uninsured bonds, paid an insurance company to insure them and reaped an immediate paper profit.


Q: Can you give us an example?

MIKE: While not currently in the portfolio, we had purchased pollution control bonds issued by Arizona Public Service Company, Navajo County, Arizona. They were uninsured, and rated A- by Standard & Poor's. Insurance capacity became available on this bond, and therefore we paid $16,750 to Municipal Bond Insurance Association (MBIA), one of the four big municipal bond insurance companies in the market, to insure these bonds, increasing their credit quality up to a AAA rating. As a result, the bonds were immediately worth an extra $40,000 in the secondary market due to the higher rating. This isn't as simple to do as it appears. In fact, this is where the advantage of Nuveen's research capabilities comes in handy.

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND
[PIE CHART APPEARS HERE]

Bond Credit Quality

AAA/U.S. Guaranteed......62%
AA....................... 5%
A........................14%
BBB/NR...................19%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.


Q: What is your outlook for Nuveen Flagship Arizona Municipal Bond Fund?

MIKE: We will continue to focus on maintaining a stable dividend that is exempt from federal and state income taxes. Using Nuveen research, we will continue to look for attractively priced bonds offering higher yields. With tax-exempt yields at 6% or more and inflation hovering around 2.5%, we believe that municipal bonds represent a very attractive option for investors searching for yield.


SEMIANNUAL REPORT page 6

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999

Quick Facts


                       A Shares     B Shares      C Shares     R Shares
NAV                      $10.51       $10.51        $10.51       $10.52
-----------------------------------------------------------------------
Fund Symbol               FAZTX          N/A         FAZCX        NMARX
-----------------------------------------------------------------------
CUSIP                 67065L104    67065L203     67065L302    67065L401
-----------------------------------------------------------------------
Inception Date            10/86         2/97          2/94         2/97
-----------------------------------------------------------------------


Total Returns (Annualized)/1/

                     A Shares          B Shares       C Shares    R Shares
                   NAV    Offer      NAV      w/CDSC     NAV         NAV
1-Year           -4.20%   -8.25%    -4.83%    -8.47%    -4.71%     -3.90%
--------------------------------------------------------------------------
1-Year TER*      -1.73%   -5.88%    -2.75%    -6.39%    -2.53%     -1.32%
--------------------------------------------------------------------------
5-Year            6.99%    6.07%     6.30%     6.14%     6.42%      7.14%
--------------------------------------------------------------------------
10-Year           6.67%    6.21%     6.18%     6.18%     6.09%      6.74%
--------------------------------------------------------------------------

/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 34.5%).

Tax-Free Yields



                              A Shares     B Shares   C Shares   R Shares
                             NAV   Offer      NAV        NAV        NAV
SEC 30-Day Yield            4.64%   4.45%      3.89%      4.09%      4.84%
-------------------------------------------------------------------------
Taxable Equivalent Yield    7.08%   6.79%      5.94%      6.24%      7.39%

Monthly Tax-Free Dividends (Class A Shares)/./

[BAR CHART APPEARS HERE]

12/1998     $.0445
1/1999      $.0445
2/1999      $.0445
3/1999      $.0445
4/1999      $.0445
5/1999      $.0445
6/1999      $.0445
7/1999      $.0445
8/1999      $.0430
9/1999      $.0430
10/1999     $.0430
11/1999     $.0430

Portfolio Statistics

Total Net Assets      $108.7 million
------------------------------------
Average Effective
Maturity                 18.18 years
------------------------------------
Average Duration                9.16
------------------------------------



 . The fund also paid shareholders capital gains and net ordinary income distributions in December 1998 of $0.0539 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.




                                                        SEMIANNUAL REPORT page 7

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/SM/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/SM/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:
 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.
This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Colorado Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


Nuveen Flagship Colorado Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the six-month period ended November 30, 1999, we spoke with Portfolio Manager Mike Davern.


Q] In an effort to cool off any brewing inflationary pressures, the Federal Reserve Board (the Fed) raised short-term interest rates by 25 basis points, or
0.25 percent, three times in the six-month reporting period we're discussing today. The increases occurred in June, August and November. The Fed indicated that the rate increases were a reversal of the rate cuts it made in 1998 when global economic and market instability threatened to derail the U.S. economy. How do bonds typically perform in such an environment?

MIKE] When interest rates are rising, it's virtually impossible for bonds to produce the type of performance results we like to see, since bond prices move inversely to yields. Let's look at the numbers. The 30-year U.S. Treasury bond yield rose from 5.92% on June 1, 1999, to 6.28% on November 30, 1999, an increase of 36 basis points. Municipal bonds had an even tougher time. The 30-year municipal bond started the period yielding 5.33% and ended it at 6.00%, a much more dramatic jump of 67 basis points.

Q] That's quite a discrepancy. Why have municipal bonds underperformed Treasury bonds?

MIKE] Unlike the highly liquid Treasury bond market -- which brings in buyers and sellers from all over the world -- the municipal market's performance is highly dependent upon local factors of supply and demand. Despite rising interest rates and higher financing costs, the booming U.S. economy has encouraged local municipalities to finance new projects, and thus, the supply of bonds was quite plentiful. However, demand was not quite so robust, even though municipal bonds are offering extremely attractive yields, especially when viewed on a taxable equivalent basis. In fact, as of November 30, 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, meaning that municipal bonds presented an exceptionally attractive investment option relative to Treasuries, which are backed by the full faith and credit of the U.S. government.


SEMIANNUAL REPORT page 8

Q] Are Y2K concerns causing any disruptions in the market?

MIKE] Actually, they aren't. If anything, it has been an extremely normal year in terms of the timing of issuance.
          For example, we recently looked at one big municipal bond deal that was set to close on December 31, 1999, and it was oversubscribed. If there were concerns about year-end cash flow, then the issuer would have had trouble placing the deal. So we can't sense any problems associated with the Y2K computer bug. With all the effort put into fixing computer systems over the last two years, it really is not all that surprising.


Q] What other national trends did you notice?

MIKE] As you know, some of the bonds in our portfolios are insured. However, the four major bond insurance companies have stepped back a little bit, choosing not to insure some deals in reaction to the bankruptcy of a hospital issuer in Philadelphia. This has caused the insurers to reassess their risk exposure, certainly in the hospital market as well as some other lower-rated credits.
          Although that may sound like a negative, it actually created an opportunity for us. So many of the bonds in our portfolio are insured with high credit quality but relatively low yield that it's nice to get to choose from some lower-rated credits. With the insurers stepping back, a portion of the new issue supply is now coming to the market uninsured. This environment allows us to use our excellent credit research staff to find bonds which have the potential for extra yield without exposure to extra risk.


Q] How did the fund perform for the period ended November 30, 1999?

MIKE] Nuveen Flagship Colorado Municipal Bond Fund generated a six-month total return on net asset value of -5.58%, underperforming the Lipper Colorado Municipal Bond Fund category, which reported a return of -3.65%. For the one-five- and 10-year periods ending November 30, 1999, the Nuveen fund had an average annualized total return of -5.52%, 7.30% and 6.65%, respectively, compared to the Lipper averages of -3.52%, 6.63% and 6.41% for the same time periods.*
          Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value.
          Nuveen Flagship Colorado Municipal Bond Fund's six-month taxable equivalent total return, for investors in the 34.5% combined federal and state income tax bracket, was -4.35%.** As of November 30, 1999, the fund's SEC 30-day yield was 4.92%. For investors in the combined 34.5% federal and state income tax bracket, that is equivalent to a yield of 7.51% on a taxable investment.

Q] Why did the fund underperform its benchmark?

MIKE] Our fund includes bonds with long-term maturities, which is one of the ways it pursues its objectives. In a bear market for bonds, which has generally been the environment in 1999, long-term maturities will typically underperform because these bonds are the most sensitive to changes in interest rates. In a bull market, we would hope to outperform, as shown by our longer-term performance numbers.

"This environment
allows us to use our
excellent credit
research staff
to find bonds
which have the
potential for
extra yield
without exposure
to extra risk."

                                                        SEMIANNUAL REPORT page 9

"If the bonds purchased are also at a discount to par value (priced less than 100), the fund still maintains its ability to come back in price as the market recovers."


          On the plus side, the rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability.

          Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset capital gains, or be carried forward for up to eight years to offset future gains. Tax losses can therefore be very valuable for the fund. If the bonds purchased are also at a discount to par value (priced less than 100), the fund still maintains its ability to come back in price if the market recovers.


Q  What variables do you look for when considering a purchase for the portfolio?

MIKE There are at least five different variables that we examine: price, coupon, call, sector and rating.

          Price. In a bear market, owning a bond selling at a discount to par, or say, 80 cents on the dollar, has its advantages. As time passes, the bond heads toward maturity when it is repaid at $1. As a result, a discount bond isn't going to drop as much in price in a bear market because the passage of time is tugging the bond upward in price, and thus closer to maturity. We say that a bond priced at a deep discount has good "convexity," suggesting that the bond's ability to go up in price is greater than its ability to go down in price. In contrast, a bond selling at a premium above par usually has less upside. Premium bonds typically pay higher coupons, which means that the issuer will want to "call" the bonds, or redeem them, if interest rates later fall. As a result, such bonds have less upside price potential.

          Call. We prefer to own bonds that can't be called for at least eight to 10 years, and avoid, whenever possible, bonds subject to call risk in the near future. Currently, only 1.2% of the Colorado portfolio is callable in the year 2000. That's particularly important if interest rates begin falling again. Bonds with longer calls can generally be found in the primary or new issue market.

          Coupon. As far as a bond's coupon is concerned, we're looking for bonds that provide good tax-exempt income while keeping the fund's credit quality high. In today's market, we're looking for bonds that pay more than 6%, which is the equivalent of 9.2% on a taxable equivalent basis for taxpayers in the 34.5% combined income tax bracket.

          Sector. We try to purchase bonds in sectors where there is limited supply such as transportation and water/sewer. Anytime you can find something that's relatively scarce, then you're finding something that has value.

          Rating. Most of our purchases are in Standard & Poor's Corporation's top four credit rating categories, or, if non-rated, judged by Nuveen research to have equivalent credit quality. Over the past few years, the majority of purchases have been insured bonds. In the past six months, however, there's been some opportunity to buy A, BAA and non-rated bonds.


NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

Top Five Sectors

U.S. Guaranteed           27%
----------------------------
Housing (Multifamily)     22%
----------------------------
Healthcare                16%
----------------------------
Long-Term Care             8%
----------------------------
Housing (Single Family)    5%
----------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

SEMIANNUAL REPORT page 10

For example, we purchased 30-year bonds issued by the Thistle Community Housing Project, a non-rated, multifamily affordable housing project for the cities of Boulder and Longmont. Non-rated securities, like Thistle, are eligible for purchase into the fund, but must first go through a rigorous examination by Nuveen research to determine if the bonds meet Nuveen's strict criteria for investment grade quality. Our reward: the bonds yielded a full percentage point more than AAA-rated bonds at the time of purchase.

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed... 40%
AA.................... 21%
A..................... 10%
BBB/NR................ 29%


As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

Q  What is your outlook for Nuveen Flagship Colorado Municipal Bond Fund?

MIKE We will continue to focus on maintaining a stable dividend that is exempt from federal and state income taxes. Using Nuveen research, we will continue to look for attractively priced bonds offering higher yields. In a high tax state such as Colorado, we believe that municipal bonds represent a very attractive option for investors searching for yield.


* The Lipper Peer Group returns represent the average annualized total return of the 27 funds in the Lipper Colorado Municipal Debt Category for the six-month and one-year periods ended November 30, 1999, and 18 and six funds for the five and 10-year periods, respectively. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

                                                       SEMIANNUAL REPORT page 11

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Quick Facts




                    A Shares      B Shares      C Shares      R Shares
NAV                   $ 9.84        $ 9.86        $ 9.84        $ 9.84
----------------------------------------------------------------------
Fund Symbol            FCOTX           N/A           N/A           N/A
----------------------------------------------------------------------
CUSIP              67065L609     67065L500     67065L807     67065L880
----------------------------------------------------------------------
Inception Date          5/87          2/97          2/97          2/97
----------------------------------------------------------------------

Total Returns (Annualized)/+/

                       A Shares            B Shares      C Shares     R Shares
                     NAV    Offer       NAV      w/CDSC     NAV          NAV
1-Year             -5.52%   -9.49%      -6.21%   -9.81%     -5.98%      -5.33%
-----------------------------------------------------------------------------
1-Year TER*        -3.08%   -7.15%      -4.17%   -7.76%     -3.83%      -2.78%
-----------------------------------------------------------------------------
5-Year              7.30%    6.39%       6.65%    6.49%      6.81%       7.42%
-----------------------------------------------------------------------------
10-Year             6.65%    6.19%       6.18%    6.18%      6.22%       6.71%
-----------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 34.5%).


Tax-Free Yields



                              A Shares     B Shares   C Shares   R Shares
                             NAV   Offer      NAV        NAV        NAV
SEC 30-Day Yield            4.92%   4.71%      4.16%      4.36%      5.11%
-------------------------------------------------------------------------
Taxable Equivalent Yield    7.51%   7.19%      6.35%      6.66%      7.80%


Monthly Tax-Free Dividends (Class A Shares)/./

[BAR CHART APPEARS HERE]

    Colorado
12/1998    $.0425
1/1999      .0410
2/1999      .0410
3/1999      .0410
4/1999      .0410
5/1999      .0410
6/1999      .0410
7/1999      .0410
8/1999      .0410
9/1999      .0410
10/1999     .0420
11/1999     .0420

Portfolio Statistics

Total Net Assets        $43.5 million
-------------------------------------
Average Effective
Maturity                  21.81 years
-------------------------------------
Average Duration                 9.96
-------------------------------------


 . The fund also paid shareholders capital gains distributions in December 1998 of $0.0300 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


SEMIANNUAL REPORT page 12

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective


Nuveen Flagship New Mexico Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the six-month period ended November 30, 1999, we spoke with Portfolio Manager Mike Davern.

Q] In an effort to cool off any brewing inflationary pressures, the Federal Reserve Board (the Fed) raised short-term interest rates by 25 basis points, or
0.25 percent, three times in the six-month reporting period we're discussing today. The increases occurred in June, August and November. The Fed indicated that the rate increases were a reversal of the rate cuts it made in 1998 when global economic and market instability threatened to derail the U.S. economy. How do bonds typically perform in such an environment?

MIKE] When interest rates are rising, it's virtually impossible for bonds to produce the type of performance results we like to see, since bond prices move inversely to yields. Let's look at the numbers. The 30-year U.S. Treasury bond yield rose from 5.92% on June 1, 1999, to 6.28% on November 30, 1999, an increase of 36 basis points. Municipal bonds had an even tougher time. The 30-year municipal bond started the period yielding 5.33% and ended it at 6.00%, a much more dramatic jump of 67 basis points.


Q] That's quite a discrepancy. Why have municipal bonds underperformed Treasury bonds?

MIKE] Unlike the highly liquid Treasury bond market -- which brings in buyers and sellers from all over the world -- the municipal market's performance is highly dependent upon local factors of supply and demand. Despite rising interest rates and higher financing costs, the booming U.S. economy has encouraged local municipalities to finance new projects, and thus, the supply of bonds was quite plentiful. However, demand was not quite so robust, even though municipal bonds are offering extremely attractive yields, especially when viewed on a taxable equivalent basis. In fact, as of November 30, 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, meaning that municipal bonds presented an exceptionally attractive investment option relative to Treasuries, which are backed by the full faith and credit of the U.S. government.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:
 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.
This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship New Mexico Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                       SEMIANNUAL REPORT page 13

"This environment
allows us to use our
excellent credit
research staff
to find bonds
which have the
potential for
extra yield
without exposure
to extra risk."



Q] Have Y2K concerns caused any disruptions in the market?

MIKE] Actually, they haven't. If anything, it has been an extremely normal year in terms of the timing of issuance.
     For example, we recently looked at one big municipal bond deal that was set to close on December 31, 1999, and it was oversubscribed. If there were concerns about year-end cash flow, then the issuer would have had trouble placing the deal. So we can't sense any problems associated with the Y2K computer bug. With all the effort put into fixing computer systems over the last two years, it really is not all that surprising.


Q] What other national trends did you notice?

MIKE] As you know, some of the bonds in our portfolios are insured. One trend we're seeing now is in the bond insurance area: four major bond insurance companies have stepped back a little bit, choosing not to insure some deals in reaction to the bankruptcy of a hospital issuer in Philadelphia. This has caused the insurers to reassess their risk exposure, certainly in the hospital market as well as some other lower-rated credits.
     Although that may sound like a negative, it actually created an opportunity for us. So many of the bonds in our portfolio are insured with high credit quality but relatively low yield that it's nice to get to choose from some lower-rated credits. With the insurers stepping back, a portion of the new issue supply is now coming to the market uninsured. This environment allows us to use our excellent credit research staff to find bonds which have the potential for extra yield without exposure to extra risk.

Q] How did the fund perform for the period ended November 30, 1999?

MIKE] Nuveen Flagship New Mexico Municipal Bond Fund generated a six-month total return on net asset value of -4.36%, underperforming the Lipper Other States Municipal Bond Fund category, which reported a return of -3.29%. For the one- and five-year periods ended November 30, 1999, the Nuveen fund had an average annualized total return of -4.12% and 7.20%, respectively, compared to the Lipper peer group average total returns of -2.86 and 6.40% for the same time periods.*

     Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value.
     Nuveen Flagship New Mexico Municipal Bond Fund's six-month taxable equivalent total return, for investors in the 36.5% combined federal and state income tax bracket, was -3.04%.** As of November 30, 1999, the fund's SEC 30-day yield was 4.74%. For investors in the combined 36.5% federal and state income tax bracket, that is equivalent to a yield of 7.46% on a taxable investment.



SEMIANNUAL REPORT page 14

Q Why did the fund underperform its benchmark?

MIKE Our fund invests primarily in bonds with long-term maturities, which is one of the ways it pursues its objective. In a bear market for bonds, which has generally been the environment in 1999, long-term maturities will typically underperform because these bonds are the most sensitive to changes in interest rates. In a bull market, we would hope to outperform, as shown by our longer-term performance numbers.

          On the plus side, the rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability.

          Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset capital gains, or be carried forward for up to eight years to offset future gains. Tax losses can therefore be very valuable for the fund. If the bonds purchased are also at a discount to par value (priced less than 100), the fund still maintains its ability to come back in price if the market recovers.

Q What variables do you look for when considering a purchase for the portfolio?

MIKE There are at least five different variables that we examine: price, coupon, call, sector and rating.

          Price. In a bear market, owning a bond selling at a discount to par, or say, 80 cents on the dollar, has its advantages. As time passes, the bond heads toward maturity when it is repaid at $1. As a result, a discount bond isn't going to drop as much in price in a bear market because the passage of time is tugging the bond upward in price, and thus closer to maturity. We say that a bond priced at a deep discount has good "convexity," suggesting that the bond's ability to go up in price is greater than its ability to go down in price. In contrast, a bond selling at a premium above par usually has less upside. Premium bonds typically pay higher coupons, which means that the issuer will want to "call" the bonds, or redeem them, if interest rates later fall. As a result, such bonds have less upside price potential.

          Call. We prefer to own bonds that can't be called for at least eight to 10 years, and avoid, whenever possible, bonds subject to call risk in the next year or so. Currently, only 2.8% of the New Mexico portfolio is callable in the year 2000. That's particularly important if interest rates begin falling again. Bonds with longer calls can generally be found in the primary or new issue market.

          Coupon. As far as a bond's coupon is concerned, we're looking for bonds that provide good tax-exempt income while keeping the fund's credit quality high. In today's market, we're looking for bonds that pay more than 6%, which is the equivalent of 9.4% on a taxable equivalent basis for taxpayers in the combined 36.5% federal and state income tax bracket.

                                 "If the bonds
                               purchased are also
                                at a discount to
                               par value (priced
                                less than 100),
                                 the fund still
                             maintains its ability
                                 to come back
                                in price if the
                               market recovers."


                                                       SEMIANNUAL REPORT page 15

          Sector. We try to purchase bonds in sectors where there is limited supply such as transportation and water/sewer. We believe that anytime you can find something that's relatively scarce, then you're finding something that has value.

          Rating. All of our purchases are in Standard & Poor's top four credit rating categories, or, if non-rated, judged by Nuveen research to have equivalent credit quality. Over the past few years, the majority of purchases have been insured bonds. In the past six months, however, there's been some opportunity to buy A, BAA and non-rated bonds.

          For instance, we purchased a non-rated Bernalillo County Multi-family Housing bond for the El Centro Senior Apartments Project, netting the fund an extra 0.55 percentage point in yield compared to insured paper issued at the same time. In New Mexico, it is difficult to find bonds that offer extra yield beyond AAA or AA paper.

Q What is your outlook for Nuveen Flagship New Mexico Municipal Bond Fund?

MIKE We will continue to focus on maintaining a stable dividend that is exempt from federal and state income taxes. Using Nuveen research, we will continue to look for attractively priced bonds offering higher yields. In a high tax state such as New Mexico, we believe that municipal bonds represent a very attractive option for investors searching for yield.


NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

Top Five Sectors

  Tax Obligation (Limited)              29%
  -----------------------------------------
  Education and Civic Organizations     15%
  -----------------------------------------
  Housing (Single Family)               14%
  -----------------------------------------
  Housing (Multifamily)                 12%
  -----------------------------------------
  U.S. Guaranteed                        8%
  -----------------------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed..........  56%
AA...........................  16%
A............................  14%
BBB/NR.......................  14%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

 * The Lipper Peer Group returns represent the average annualized total return of the 75 funds in the Lipper Other States Municipal Debt Fund category for the six-month period ended November 30, 1999, and 75 and 47 funds for the one- and five-year periods, respectively. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.



SEMIANNUAL REPORT page 16

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999

Quick Facts

                                A Shares    B Shares     C Shares    R Shares
NAV                               $ 9.88      $ 9.88       $ 9.88      $ 9.90
-----------------------------------------------------------------------------
Fund Symbol                        FNMTX         N/A          N/A         N/A
-----------------------------------------------------------------------------
CUSIP                          67065L781   67065L773    67065L765   67065L757
-----------------------------------------------------------------------------
Inception Date                      9/92        2/97         2/97        2/97

Total Returns (Annualized)+

                                    A Shares              B Shares          C Shares     R Shares
                                 NAV       Offer        NAV      w/CDSC       NAV          NAV
1-Year                          -4.12%     -8.12%     -4.83%     -8.49%      -4.61%       -3.98%
------------------------------------------------------------------------------------------------
1-Year TER*                     -1.51%     -5.62%     -2.65%     -6.32%      -2.30%       -1.25%
------------------------------------------------------------------------------------------------
5-Year                           7.20%      6.29%      6.51%      6.35%       6.73%        7.37%
------------------------------------------------------------------------------------------------
Since Inception                  5.60%      4.98%      4.95%      4.95%       5.16%        5.72%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
* Taxable Equivalent Return (based on a combined federal and state income tax rate of 36.5%).

Tax-Free Yields

                                A Shares         B Shares     C Shares     R Shares
                             NAV      Offer        NAV          NAV          NAV
SEC 30-Day Yield            4.74%      4.54%      3.99%        4.19%        4.94%
-----------------------------------------------------------------------------------
Taxable Equivalent Yield    7.46%      7.15%      6.28%        6.60%        7.78%
-----------------------------------------------------------------------------------

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

 Month          Amount
12/1998         $.0410
 1/1999          .0395
 2/1999          .0395
 3/1999          .0395
 4/1999          .0395
 5/1999          .0395
 6/1999          .0395
 7/1999          .0395
 8/1999          .0405
 9/1999          .0405
10/1999          .0405
11/1999          .0405

Portfolio Statistics

Total Net Assets  $55.8 million
-------------------------------
Average Effective
Maturity            20.92 years
-------------------------------
Average Duration           8.96
-------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.
Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

                                                       SEMIANNUAL REPORT page 17

Portfolio of Investments (Unaudited)
Nuveen Flagship Arizona Municipal Bond Fund
November 30, 1999



  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclicals - 0.9%

 $1,000,000     Mesa Industrial Development Authority, Industrial Revenue Bonds            No Opt. Call          N/R     $1,029,710
                  (TRW Vehicle Safety System Inc. Project), Series 1992, 7.250%,
                  10/15/04 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 0.2%

    250,000     Casa Grande Industrial Development Authority, Pollution Control            12/02 at 103           A1        261,738
                  Revenue Bonds (Frito-Lay Inc./PepsiCo), Series 1984, 6.650%,
                  12/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 6.2%

    570,000     Arizona Educational Loan Marketing Corporation, 1992 Educational            3/02 at 101          Aa2        594,710
                  Loan Revenue Bonds, Series B, 7.000%, 3/01/05 (Alternative
                  Minimum Tax)

    100,000     Arizona Educational Loan Marketing Corporation, Educational Loan            9/02 at 101           Aa        105,003
                  Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

  1,500,000     Student Loan Acquisition Authority of Arizona, Student Loan                 5/04 at 102           Aa      1,584,405
                  Revenue Bonds, Series 1994B, Subordinated Fixed Rate Bonds, 6.600%,
                  5/01/10 (Alternative Minimum Tax)

  1,500,000     Student Loan Acquisition Authority of Arizona, Student Loan                11/09 at 102          Aaa      1,464,675
                  Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%, 5/01/24

  2,500,000     The Industrial Development Authority of the City of Glendale,               5/08 at 101         BBB+      2,212,150
                  Arizona, Revenue Bonds, Midwestern University, Series 1998A,
                  5.375%, 5/15/28

    115,000     The Industrial Development Authority of the City of Glendale,               5/06 at 102          AAA        116,632
                  Arizona, Revenue Bonds, Midwestern University, Series 1996A,
                  6.000%, 5/15/16

    300,000     Arizona Board of Regents, University of Arizona, System Revenue             6/02 at 102           AA        316,200
                  Refunding Bonds, Series 1992, 6.250%, 6/01/11

    335,000     Community College District of Yavapai County, Arizona, Revenue              7/03 at 101         BBB+        338,534
                  Bonds, Series 1993, 6.000%, 7/01/12
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 18.4%

  4,000,000     Arizona Health Facilities Authority, Hospital Revenue Bonds                11/09 at 100           A2      3,913,120
                  (Phoenix Children's Hospital), Series 1999A, 6.125%, 11/15/22

  1,000,000     Arizona Health Facilities Authority, Revenue Bonds (Catholic                7/10 at 101         BBB+        998,250
                  Healthcare West), 1999 Series A, 6.625%, 7/01/20 (WI)

  4,500,000     The Industrial Development Authority of the County of Maricopa              7/08 at 101         BBB+      3,784,005
                  (Arizona), Health Facility Revenue Bonds (Catholic Healthcare
                  West Project), 1998 Series A, 5.000%, 7/01/16

  2,775,000     The Industrial Development Authority of the County of Maricopa             No Opt. Call          AAA      3,188,531
                  (Arizona), Samaritan Health Services Hospital System Revenue
                  Refunding Bonds, Series 1990A, 7.000%, 12/01/16

    375,000     The Industrial Development Authority of the County of Maricopa             12/00 at 102          AAA        393,233
                  (Arizona), Hospital Refunding Revenue Bonds (John C. Lincoln
                  Hospital and Health Center), Series 1990, 7.500%, 12/01/13

    600,000     The Industrial Development Authority of the County of Maricopa              9/05 at 101          AAA        578,016
                  (Arizona), Baptist Hospital System Revenue Refunding Bonds,
                  Series 1995, 5.500%, 9/01/16

  2,895,000     The Industrial Development Authority of the City of Mesa,                   1/10 at 101          AAA      2,740,610
                  Arizona, Revenue Bonds (Discovery Health System), Series 1999A,
                  5.625%, 1/01/29

                The Industrial Development Authority of the City of Phoenix, Arizona,
                Hospital Revenue Bonds (John C. Lincoln Hospital and Health Center),
                Series 1994:
    500,000       6.000%, 12/01/10                                                         12/03 at 102         BBB+        487,255
    500,000       6.000%, 12/01/14                                                         12/03 at 102         BBB+        475,120

  1,500,000     The Industrial Development Authority of the City of Scottsdale,            No Opt. Call          AAA      1,532,310
                  Arizona (Scottsdale Memorial Hospitals), 5.500%, 9/01/12



  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 1,000,000    The Industrial Development Authority of the City of Scottsdale, Arizona,     9/07 at 102          AAA     $1,017,510
                 Hospital Revenue Refunding Bonds (Scottsdale Memorial Hospitals),
                 Series 1997A, 6.125%, 9/01/17

  1,055,000    The Industrial Development Authority of the City of Winslow, Arizona,        6/08 at 101          N/R        876,990
                 Hospital Revenue Bonds (Winslow Memorial Hospital Project), Series
                 1998, 5.500%, 6/01/22
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 5.2%

  2,900,000    The Industrial Development Authority of the County of Maricopa              10/09 at 102          N/R      2,695,927
                 (Arizona), Multifamily Housing Revenue Bonds (Arborwood
                 Apartments Project), Subordinate Series 1999B, 6.700%, 10/01/29

  1,000,000    The Industrial Development Authority of the County of Maricopa               7/09 at 102          Aaa        975,360
                 (Arizona), Multifamily Housing Revenue Bonds (Whispering Palms
                 Apartments Project), Series 1999A, 5.900%, 7/01/29

    295,000    Phoenix Housing Finance Corporation (Arizona), Mortgage Revenue              7/02 at 101          AAA        302,826
                 Refunding Bonds, Series 1992A (FHA-Insured Mortgage Loans -
                 Section 8 Assisted Projects), 6.500%, 7/01/24

               The Industrial Development Authority of the City of Phoenix, Arizona,
               Mortgage Revenue Refunding Bonds, Series 1992 (FHA-Insured Mortgage
               Loan - Chris Ridge Village Project):
    200,000      6.750%, 11/01/12                                                          11/02 at 101          AAA        207,096
    425,000      6.800%, 11/01/25                                                          11/02 at 101          AAA        440,066

    500,000    The Industrial Development Authority of the City of Phoenix, Arizona,        2/03 at 102          Aaa        480,385
                 Multifamily Housing Revenue Refunding Bonds, Series 1993 (GNMA
                 Collateralized Meadow Glen Apartment Project), 5.800%, 8/20/28

    500,000    The Industrial Development Authority of the City of Tempe, Arizona,          6/03 at 102          AAA        509,295
                 Multifamily Mortgage Refunding Bonds, Series 1993A (FHA-Insured
                 Mortgage Loan -Quadrangles Village Apartments), 6.250%, 6/01/26
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 4.0%

  1,500,000    The Industrial Development Authority of the County of Maricopa               6/08 at 108          Aaa      1,540,545
                 (Arizona), Single Family Mortgage Revenue Refunding Bonds (Mortgage-Backed
                 Securities Program), Series 1998B, 0.000%, 12/01/30
                 (Alternative Minimum Tax)

    410,000    The Industrial Development Authority of the City of Phoenix, Arizona,        6/05 at 102          AAA        412,833
                 Statewide Single Family Mortgage Revenue Bonds, Series 1995, 6.150%,
                 12/01/08 (Alternative Minimum Tax)

  1,400,000    The Industrial Development Authority of the City of Phoenix,             4/08 at 101 1/2          AAA      1,274,014
                 Arizona, Statewide Single Family Mortgage Revenue Bonds, 1998
                 Series C, 5.300%, 4/01/20 (Alternative Minimum Tax)

    340,000    The Industrial Development Authority of the County of Pima (Arizona),        8/05 at 102            A        345,906
                 Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.500%,
                 2/01/17

    800,000    The Industrial Development Authority of the County of Pima (Arizona),        5/07 at 102          AAA        810,736
                 Single Family Mortgage Revenue Bonds, Series 1997A, 6.250%, 11/01/30
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 1.6%

  1,625,000    The Industrial Development Authority of the County of Cochise, Tax          12/04 at 102          AAA      1,709,923
                 Exempt Mortgage Revenue Refunding Bonds, Series 1994A (GNMA
                 Collateralized - Sierra Vista Care Center), 6.750%, 11/20/19
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 18.5%

    800,000    City of Chandler, Arizona, General Obligation Refunding Bonds, Series        7/01 at 101          AAA        837,576
                 1991, 7.000%, 7/01/12

               Sierra Vista Unified School District No. 68 of Cochise County, Arizona,
               General Obligation Refunding Bonds, Series 1992:
    250,000      7.500%, 7/01/09                                                           No Opt. Call          AAA        294,513
    300,000      7.500%, 7/01/10                                                           No Opt. Call          AAA        357,096

    675,000    Peoria Unified School District No. 11 of Maricopa County, Arizona,          No Opt. Call          AAA        485,393
                 Refunding Bonds, Second Series of 1992, 0.000%, 7/01/06

    480,000    Peoria Unified School District No. 11 of Maricopa County, Arizona,           7/01 at 101          AAA        497,885
                 School Improvement and Refunding Bonds, Series 1992, 6.400%, 7/01/10

  6,000,000    Kyrene Elementary School District No. 28 of Maricopa County, Arizona,       No Opt. Call          AAA      3,302,160
                 Refunding Bonds, Series 1993C, 0.000%, 1/01/11

                         Portfolio of Investments (Unaudited)
                         Nuveen Flagship Arizona Municipal Bond Fund (continued) November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

  $  50,000     Kyrene Elementary School District No. 28 of Maricopa County, Arizona,       7/02 at 100          AAA     $   51,190
                   School Improvement Bonds, Project of 1990 Series E, 6.000%, 7/01/12

                Glendale Elementary School District No. 40 of Maricopa County, Arizona,
                  School Improvement and Refunding Bonds, Series 1995:
    500,000       6.200%, 7/01/09                                                           7/05 at 101          AAA        533,250
  2,500,000       6.250%, 7/01/10                                                           7/05 at 101          AAA      2,673,300
  1,750,000       6.300%, 7/01/11                                                           7/05 at 101          AAA      1,868,038

    500,000     Gilbert Unified School District No. 41 of Maricopa County, Arizona,         7/08 at 100          AAA        522,405
                  School Improvement Bonds, Project of 1993 Series D, 6.250%, 7/01/15

    515,000     Alhambra Elementary School District No. 68 of Maricopa County, Arizona,     7/04 at 102          AAA        564,049
                  School Improvement and Refunding Bonds, Series 1994A, 6.750%, 7/01/14

    310,000     Chandler Unified School District No. 80 of Chandler County, Arizona,       No Opt. Call          AAA        337,339
                  School Improvement and Refunding Bonds, Series 1994, 6.250%, 7/01/11

  1,275,000     Maricopa County Arizona School District No. 98, Fountain Hills             No Opt. Call          AAA        916,853
                  Unit Refunding Bonds, 0.000%, 7/01/06

  4,750,000     City of Mesa, Arizona, General Obligation Bonds, Series 1999,               7/09 at 100          AAA      4,386,008
                  5.000%, 7/01/17 (WI)

  1,000,000     Tucson Unified School District No. 1 of Pima County, Arizona,              No Opt. Call          AAA      1,193,030
                  Refunding Bonds, Series 1992, 7.500%, 7/01/10

    500,000     Tanque Verde Unified School District No. 13 of Pima County, Arizona,        7/04 at 102          AAA        546,275
                  School Improvement and Refunding Bonds, Series 1994, 6.700%, 7/01/10

    315,000     Scottsdale Mountain Community Facilities District, Arizona, General         7/03 at 102            A        317,117
                  Obligation Bonds, Series 1993A, 6.200%, 7/01/17

    225,000     City of Tempe, Arizona, General Obligation Bonds, Series 1992B,             7/02 at 101          AA+        235,737
                  6.000%, 7/01/08

    180,000     Tempe Union High School District No. 213 of Maricopa County, Arizona,       7/04 at 101          AAA        186,514
                  School Improvement and Refunding Bonds, Series 1994, 6.000%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 13.3%

    250,000     State of Arizona Refunding Certificates of Participation, Series            9/02 at 102          AAA        262,945
                  1992B, 6.250%, 9/01/10

    225,000     Arizona Municipal Financing Program Certificates of Participation,         No Opt. Call          AAA        254,243
                  Series 11, 8.000%, 8/01/17

    965,000     City of Bullhead, Bullhead Parkway Improvement District                     1/03 at 103         Baa2        980,749
                  Improvement Bonds, 6.100%, 1/01/13

    280,000     Eloy Municipal Property Corporation, Municipal Facilities Revenue           7/02 at 101          BBB        293,376
                  Bonds, Series 1992, 7.000%, 7/01/11

    385,000     City of Flagstaff, Arizona, Junior Lien Street and Highway User            No Opt. Call          AAA        410,422
                  Revenue Bonds, Series 1992, 5.900%, 7/01/10

    300,000     Hospital District No. One, Maricopa County, Arizona, Hospital               6/04 at 101          AAA        317,106
                  Facilities Refunding Bonds, Series B, 6.250%, 6/01/10

  1,000,000     Hospital District No. One, Maricopa County, General Obligation              6/06 at 101            A      1,011,370
                  Bonds, Series 1996, 6.500%, 6/01/17

                City of Peoria Improvement District No. 8801 (North Valley Power Center),
                  Improvement Bonds:
    425,000       7.300%, 1/01/12                                                           1/03 at 101          BBB        451,214
    460,000       7.300%, 1/01/13                                                           1/03 at 101          BBB        488,373

    300,000     City of Phoenix, Arizona, Junior Lien Street and Highway User               7/02 at 102           A+        316,506
                  Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/11

                Pinal County, Arizona, Certificates of Participation, Series 1994:
    300,000       6.375%, 6/01/06                                                           6/02 at 101           AA        316,404
    200,000       6.500%, 6/01/09                                                           6/02 at 101           AA        211,522

  8,450,000     Puerto Rico Highway and Transportation Authority, Highway Revenue           7/16 at 100            A      7,112,027
                  Bonds, Series Y of 1996, 5.000%, 7/01/36

  1,200,000     Puerto Rico Highway and Transportation Authority, Transportation            7/08 at 101            A      1,005,600
                  Revenue Bonds, Series A, 5.000%, 7/01/38


  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

  $ 850,000     City of Tucson, Arizona, Certificates of Participation, Series              7/04 at 100           AA     $  898,399
                  1994, 6.375%, 7/01/09

    175,000     Business Development Finance Corporation, Tucson (Arizona), Local           7/02 at 102          AAA        183,643
                  Development Lease Revenue Refunding Bonds, Series 1992, 6.250%,
                  7/01/12
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.0%

    500,000     City of Phoenix, Arizona, Airport Revenue Bonds, Series 1994D,              7/04 at 102          AAA        529,105
                  6.400%, 7/01/12 (Alternative Minimum Tax)

    500,000     Tucson, Arizona, Airport Authority Inc. Revenue Bonds, Series               6/00 at 102          AAA        516,070
                  1990B, 7.125%, 6/01/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 17.1%

    300,000     Arizona Health Facilities Authority, Hospital System Revenue                9/03 at 100          AAA        317,952
                  Refunding Bonds (Phoenix Baptist Hospital and Medical Center, Inc.
                  and Medical Environments, Inc.), Series 1992, 6.250%, 9/01/11

    200,000     Arizona Municipal Financing Program Certificates of                        No Opt. Call          AAA        236,740
                  Participation, Series 20, 7.700%, 8/01/10

    300,000     Arizona Board of Regents, Arizona State University System Revenue           7/02 at 101          Aaa        321,651
                  Bonds, Series 1989, 7.000%, 7/01/15 (Pre-refunded to 7/01/02)

                Sedona-Oak Creek Joint Unified School District No. 9 of Coconino and
                Yavapai Counties, Arizona, School Improvement Bonds, Project of 1992
                Series A:
    250,000       6.700%, 7/01/06 (Pre-refunded to 7/01/01)                                 7/01 at 101        A-***        261,645
    250,000       6.750%, 7/01/07 (Pre-refunded to 7/01/01)                                 7/01 at 101        A-***        261,835

    385,000     The Industrial Development Authority of the City of Glendale,               5/06 at 102          AAA        416,166
                  Arizona, Revenue Bonds, Midwestern University, Series 1996A, 6.000%,
                  5/15/16 (Pre-refunded to 5/15/06)

    345,000     Maricopa County, Arizona, Hospital Revenue Bonds, Series 1980              No Opt. Call          AAA        406,624
                  (St. Luke's Hospital Medical Center), 8.750%, 2/01/10

 16,300,000     The Industrial Development Authority of the County of Maricopa             No Opt. Call          AAA      6,306,307
                  (Arizona), Single Family Mortgage Revenue Bonds, Series 1984, 0.000%,
                  2/01/16

    270,000     Peoria Unified School District No. 11 of Maricopa County, Arizona,          7/01 at 101          AAA        281,475
                  School Improvement and Refunding Bonds, Series 1992, 6.400%, 7/01/10
                  (Pre-refunded to 7/01/01)

    265,000     Kyrene Elementary School District No. 28 of Maricopa County, Arizona,       7/02 at 100          AAA        275,475
                  School Improvement Bonds, Project of 1990 Series E, 6.000%, 7/01/12
                  (Pre-refunded to 7/01/02)

    500,000     City of Phoenix, Arizona, Senior Lien Street and Highway User               7/02 at 102        AA***        531,910
                  Revenue Bonds, Series 1992, 6.250%, 7/01/11

    460,000     Pima County, Arizona, Sewer Revenue Refunding Bonds, Series 1991,           7/01 at 101          AAA        481,993
                  6.750%, 7/01/15 (Pre-refunded to 7/01/01)

  1,925,000     Tatum Ranch Community Facilities District (Arizona), General                7/02 at 102       N/R***      2,070,395
                  Obligation Bonds, Series 1991A, 6.875%, 7/01/16 (Pre-refunded to 7/01/02)

    420,000     Tempe Union High School District No. 213 of Maricopa County, Arizona,       7/04 at 101          AAA        447,720
                  School Improvement and Refunding Bonds, Series 1994, 6.000%, 7/01/12
                  (Pre-refunded to 7/01/04)

 11,570,000     Tucson and Pima County Industrial Development Authorities, Single          No Opt. Call          AAA      4,906,837
                  Family Mortgage Revenue Bonds, Series 1983A, 0.000%, 12/01/14

    500,000     City of Tucson, Arizona, General Obligation Bonds, Series 1984-G,           7/04 at 101          AAA        538,120
                  6.250%, 7/01/18 (Pre-refunded to 7/01/04)

     75,000     Business Development Finance Corporation of Tucson (Arizona),               7/02 at 102          AAA         79,760
                  Local Development Lease Revenue Refunding Bonds, Series 1992, 6.250%,
                  7/01/12 (Pre-refunded to 7/01/02)

    390,000     City of Tucson, Arizona, Water System Revenue Bonds, Series                 7/06 at 101          AAA        419,110
                  1994-A, 6.000%, 7/01/21 (Pre-refunded to 7/01/06)
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.2%

    500,000     Central Arizona Water Conservation District (Central Arizona               No Opt. Call          AA-        515,930
                  Project), Contract Revenue Refunding Bonds, Series A of 1993,
                  5.500%, 11/01/10

      5,000     Central Arizona Water Conservation District (Central Arizona Project),      5/01 at 102          AA-          5,224
                  Contract Revenue Bonds, Series B of 1991, 6.500%, 11/01/11

                 Portfolio of Investments (Unaudited)
                 Nuveen Flagship Arizona Municipal Bond Fund (continued) November 30, 1999



   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

  $2,000,000   Coconino County Pollution Control Corporation, Pollution                     10/06 at 102         BBB    $ 1,924,500
                 Control Revenue Bonds (Nevada Power Company Project),
                 Series 1996, 6.375%, 10/01/36 (Alternative Minimum Tax)

     500,000   The Industrial Development Authority of the County of                         2/00 at 101          A+        506,750
                 Mojave (Arizona), Industrial Development Revenue Bonds
                 (Citizens Utilities Company Project), Series 1991B, 7.150%, 2/01/26
                 (Alternative Minimum Tax)

     500,000   The Industrial Development Authority of the County of                        11/03 at 101          A1        515,690
                 Mojave (Arizona), Industrial Development Revenue Bonds (Citizen
                 Utilities Company Projects), 1994 Series, 6.600%, 5/01/29
                 (Alternative Minimum Tax)

     210,000   The Industrial Development Authority of the County of                         1/02 at 103         AAA        225,588
                 Pima (Arizona), Industrial Development Lease Obligation Refunding
                 Revenue Bonds, 1988 Series A (Irvington Project), 7.250%, 7/15/10

   2,000,000   Puerto Rico Electric Power Authority, Power Revenue                       7/08 at 101 1/2        BBB+      1,659,400
                 Refunding Bonds, Series EE, 4.750%, 7/01/24

     500,000   Salt River Project Agricultural Improvement and Power                        No Opt. Call          AA        525,960
                 District (Arizona), Electric System Revenue Refunding Bonds,
                 Series 1993A, 5.750%, 1/01/10

   1,000,000   The Industrial Development Authority of the County of                         6/07 at 101          A1        903,870
                 Yavapai (Arizona), Industrial Development Revenue Bonds, 1998
                 Series (Citizens Utilities Company Project), 5.450%, 6/01/33
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 4.7%

   1,750,000   City of Chandler, Arizona, Water and Sewer Revenue                            7/01 at 101         AAA      1,828,593
                 Refunding Bonds, Series 1991, 6.750%, 7/01/06

               City of Cottonwood, Arizona, Sewer Revenue Refunding Bonds, Series 1992:
     500,000     6.900%, 7/01/03                                                             7/02 at 101        BBB-        526,005
     100,000     7.000%, 7/01/06                                                             7/02 at 101        BBB-        105,272
     100,000     7.000%, 7/01/07                                                             7/02 at 101        BBB-        105,272

     610,000   The Industrial Development Authority of the County of                        12/07 at 102         AAA        560,175
                 Maricopa, Water System Improvement Revenue Bonds (Chaparral City
                 Water Company Project), Series 1997A, 5.400%, 12/01/22
                 (Alternative Minimum Tax)

     540,000   Pima County, Arizona, Sewer Revenue Refunding Bonds,                          7/01 at 101         AAA        563,317
                 Series 1991, 6.750%, 7/01/15

     800,000   Sedona, Arizona, Sewer Revenue Refunding Bonds, Series                        7/04 at 101        BBB+        850,733
                 1992, 7.000%, 7/01/12

     500,000   City of Tucson (Arizona), Water System Revenue Bonds,                         7/01 at 102          A+        526,261
                 Series 1991, 6.700%, 7/01/12

-----------------------------------------------------------------------------------------------------------------------------------
$127,225,000   Total Investments - (cost $104,582,893) - 97.3%                                                          105,788,676
============-----------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 3.3%

   1,500,000   Maricopa County Pollution Control Corporation, Pollution Control Revenue                         A-1+      1,500,000
                 Refunding Bonds (Arizona Public Service Company - Palo Verde Project),
                 1994 Series A, Variable Rate Demand Bonds, 3.600%, 5/01/29+

   2,100,000   Maricopa County Pollution Control Corporation, Pollution Control Revenue                         A-1+      2,100,000
                 Refunding Bonds (Arizona Public Service Company - Palo Verde Project),
                 1994 Series E, Variable Rate Demand Bonds, 3.700%, 5/01/29+
-----------------------------------------------------------------------------------------------------------------------------------
  $3,600,000   Total Short-Term Investments - (cost $3,600,000)                                                           3,600,000
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.6)%                                                                      (641,505)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $108,747,171
               ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                   Portfolio of Investments (Unaudited)
                   Nuveen Flagship Colorado Municipal Bond Fund
                   November 30, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 4.5%

 $2,000,000    City of Fort Collins, Colorado, Pollution Control Refunding                   9/06 at 101          A+     $1,946,700
                 Revenue Bonds (Anheuser-Busch Project), Series 1996, 6.000%, 9/01/31

-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 4.9%

    300,000    Colorado Student Obligation Bond Authority, Student Loan                      9/00 at 100           A        307,071
                 Revenue Bonds, 1991 Series A3, 7.250%, 9/01/05 (Alternative
                 Minimum Tax)

    240,000    Colorado Student Obligation Bond Authority, Student Loan                      9/02 at 102           A        255,605
                 Revenue Bonds, 1992 Series C, 7.150%, 9/01/06 (Alternative Minimum Tax)
  1,500,000    Hyland Hills Park and Recreation District, Adams County,                     12/06 at 101         N/R      1,547,490
                 Colorado, Special Revenue Refunding and Improvement Bonds,
                 Series 1996A, 6.750%, 12/15/15

-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 15.3%

    500,000    Colorado Health Facilities Authority, Revenue Bonds (Catholic                12/07 at 101         AA-        437,075
                 Health Initiatives), Series 1997A, 5.125%, 12/01/22

    750,000    Colorado Health Facilities Authority, Hospital Revenue Bonds                  9/08 at 100        Baa1        621,518
                 (Parkview Medical Center, Inc. Project), Series 1998, 5.300%, 9/01/25

  2,500,000    Colorado Health Facilities Authority, Revenue Bonds                           9/09 at 101         N/R      2,177,700
                 (Steamboat Springs Health Care Association Project),
                 Series 1999, 5.700%, 9/15/23

  1,000,000    Colorado Health Facilities Authority, Hospital Revenue Bonds                  5/09 at 101         AAA        970,930
                 (Poudre Valley Health Care, Inc.), Series 1999A, 5.750%, 5/15/19

               Board of Trustees for the Gunnison Valley Hospital (Gunnison
               County, Colorado), Hospital Revenue Bonds, Series 1998:
    275,000      5.350%, 7/01/11                                                             7/08 at 101         N/R        249,620
  1,250,000      5.625%, 7/01/23                                                             7/08 at 101         N/R      1,040,938

    250,000    County of Pueblo, Colorado, Insured Hospital Refunding                        9/01 at 101         AAA        263,143
                 Revenue Bonds (Parkview Episcopal Medical Center, Inc. Project),
                 Series 1991A, 7.000%, 9/01/09

  1,050,000    University of Colorado Hospital Authority, Hospital Revenue                  11/09 at 101         Aaa        893,823
                 Bonds, Series 1999A, 5.000%, 11/15/29

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 21.6%

  1,265,000    Boulder County, Colorado, Multifamily Housing Refunding and                   6/09 at 100         N/R      1,180,258
                 Improvement Revenue Bonds (Thistle Community Housing Project),
                 Series 1999, 6.375%, 6/01/29

  1,500,000    Colorado Housing and Finance Authority, Multifamily Housing                  10/06 at 102         AA+      1,515,045
                 Insured Mortgage Revenue Bonds, 1996 Series C3, 6.250%, 10/01/38

  1,150,000    Colorado Housing and Finance Authority, Multifamily Housing               4/07 at 101 1/2         AA+      1,091,707
                 Insured Mortgage Revenue Bonds, 1997 Series B2, 5.900%,
                 10/01/38 (Alternative Minimum Tax)

    460,000    Colorado Housing and Finance Authority, Multifamily Housing                   4/05 at 102         AA+        474,734
                 Insured Mortgage Revenue Bonds, 1995 Series A, 6.650%, 10/01/28
                 (Alternative Minimum Tax)

  1,265,000    Colorado Housing and Finance Authority, Multifamily Housing                  10/07 at 102         AA+      1,175,172
                 Insured Mortgage Revenue Bonds, 1997 Series C2, 5.750%, 10/01/39
                 (Alternative Minimum Tax)

  1,215,000    Colorado Housing and Finance Authority, Multifamily Housing                  10/08 at 101         AA+      1,100,705
                 Insured Mortgage Revenue Bonds, 1998 Series B2, 5.450%, 10/01/28
                 (Alternative Minimum Tax)

  1,000,000    City and County of Denver, Colorado, Multifamily Housing                      5/07 at 102         AAA        934,360
                 Revenue Bonds (FHA-Insured Mortgage Loan - The Buuerger Brothers
                 and Denver Fire Clay Lofts Project), Series 1997A, 5.700%,
                 11/01/28 (Alternative Minimum Tax)

  1,000,000    City and County of Denver, Colorado, Multifamily Housing                      7/08 at 102         AAA        891,100
                 Mortgage Revenue Bonds (FHA-Insured Mortgage Loan Garden Court
                 Community), Series 1998, 5.300%, 7/01/28

      Portfolio of Investments (Unaudited)
      Nuveen Flagship Colorado Municipal Bond Fund (continued)
      November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$ 1,000,000     City of Lakewood, Colorado, Multifamily Housing Mortgage Revenue           10/05 at 102          AAA     $1,037,530
                  Bonds (FHA-Insured Mortgage Loan - The Heights by Marston Lake
                  Project), Series 1995, 6.650%, 10/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.2%

  1,000,000     Colorado Housing and Finance Authority, Single Family Program              10/09 at 105          Aa2      1,073,960
                  Bonds, 1999 Series C-3 Senior Bonds, 6.750%, 10/01/21

    150,000     Colorado Housing and Finance Authority, Single Family Program               8/01 at 102          AA+        153,563
                  Bonds, 1991 Issue C-2 Senior Bonds, (Federally Insured or
                  Guaranteed Mortgage Loans), 7.375%, 8/01/23 (Alternative
                  Minimum Tax)

    850,000     Colorado Housing and Finance Authority, Single Family Housing              No Opt. Call          Aa1        546,006
                  Revenue Refunding Bonds, 1991 Series A, 0.000%, 11/01/06

     95,000     City of Commerce, Colorado, Single Family Mortgage Revenue                  3/02 at 101          Aaa         96,627
                  Refunding Bonds, 1992 Series A, 6.875%, 3/01/12

     95,000     Pueblo County, Colorado, Single Family Mortgage Revenue Bonds               6/02 at 102          AA-         98,486
                  (GNMA and FNMA Mortgage Backed Securities Program), Series 1994A,
                  6.850%, 12/01/25

    265,000     Pueblo County, Colorado, Single Family Mortgage Revenue Refunding Bonds    11/04 at 102          AAA        275,539
                  (GNMA and FNMA Mortgage-Backed Securities Program), Series 1994A,
                  7.050%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 7.8%

  1,000,000     Colorado Health Facilities Authority, First Mortgage Revenue Bonds          1/07 at 101          N/R      1,014,630
                  (Christian Living Campus - Johnson Center Nursing Facility Refunding
                  Project), Series 1997A, 7.050%, 1/01/19

  2,500,000     Colorado Health Facilities Authority, Health Facilities Revenue Bonds       9/09 at 102         Baa2      2,361,750
                  (National Benevolent Association - Village at Skyline Project), Series
                  1999A, 6.375%, 9/01/29
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 3.4%

    450,000     Cherry Creek Vista Park and Recreation District, Colorado,                 10/02 at 100          N/R        466,835
                  General Obligation Refunding and Improvement Bonds, Series 1992B,
                  6.875%, 10/01/11

    500,000     El Paso School District No. RJ-1, El Paso and Elbert Counties,             12/04 at 100          AA-        539,290
                  Colorado, General Obligation Bonds, Series 1995, 6.800%, 12/01/14

    250,000     Pitkin County, Colorado, General Obligation Bonds, Open Space              12/04 at 102           A2        273,205
                  Refunding and Improvement Bonds, Series 1994, 6.875%, 12/01/24

    190,000     Valley Metropolitan District, Jefferson County, Colorado, General          12/00 at 101         Baa2        196,433
                  Obligation Refunding Bonds, Series 1992, 7.000%, 12/15/06
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 5.1%

    175,000     Jefferson County, Colorado, Refunding Certificates of Participation,       12/02 at 102          AAA        188,008
                  6.650%, 12/01/08

  1,500,000     Puerto Rico Highway and Transportation Authority, Transportation            7/08 at 101            A      1,257,000
                  Revenue Bonds, Series A, 5.000%, 7/01/38

    750,000     City of Woodland Park, Colorado, Limited Sales Tax Refunding               12/03 at 101           AA        789,338
                  Bonds, Series 1994B, 6.400%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.5%

    500,000     City and County of Denver, Colorado, Special Facilities Airport            10/02 at 102         Baa3        499,610
                  Revenue Bonds (United Air Lines Project), Series 1992A, 6.875%,
                  10/01/32 (Alternative Minimum Tax)

  1,000,000     Eagle County Air Terminal Corporation, Airport Terminal Project Revenue     5/06 at 101          N/R      1,034,420
                  Bonds, Series 1996, 7.500%, 5/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 25.8%

  4,300,000     E-470 Public Highway Authority, Capital Improvement Trust Fund         8/05 at 95 29/32          Aaa      3,106,664
                  Highway Revenue Bonds, Arapahoe County, Colorado, 0.000%, 8/31/06
                  (Pre-refunded to 8/31/05)

  6,500,000     Arapahoe County, Colorado, Single Family Mortgage Revenue Bonds,           No Opt. Call          AAA      3,642,145
                  Series 1984A, 0.000%, 9/01/10

    300,000     Colorado Health Facilities Authority, Revenue Bonds (Rose Medical           8/01 at 102          AAA        318,885
                  Center), Series 1991, 7.000%, 8/15/21 (Pre-refunded to 8/15/01)


  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   500,000     Colorado Housing Finance Authority, Single Family Revenue                  No Opt. Call          Aaa     $  213,875
                  Bonds, 1985 Series A, 0.000%, 9/01/14

  3,500,000     Colorado Health Facilities Authority, Retirement Facilities                No Opt. Call          AAA        735,735
                  Revenue Bonds (Liberty Heights), Series 1991B, 0.000%, 7/15/24

    900,000     City of Colorado Springs, Colorado, Utilities System                       No Opt. Call          AAA        999,279
                  Revenue Bonds, Series 1978B, 6.600%, 11/15/18

    250,000     City and County of Denver, Colorado, Industrial Development                 3/01 at 102          AAA        264,653
                  Revenue Bonds (University of Denver Project), Series 1991, 7.500%,
                  3/01/16 (Pre-refunded to 3/01/01)

    500,000     School District No. 38 In the County of El Paso and State of Colorado,     12/01 at 101          AAA        529,570
                  General Obligation Bonds, Collateralized Project Fixed Rate
                  Certificates of Participation (Colorado Association of School Boards
                  Lease Purchase Finance Program), Series 1992A, 6.900%, 12/01/13
                  (Pre-refunded to 12/01/01)

  3,000,000     El Paso County, Colorado, Single Family Mortgage Revenue                   No Opt. Call          AAA      1,191,240
                  Bonds, 1984 Series A, 0.000%, 9/01/15

    250,000     Fountain Valley Authority (Colorado), Water Treatment                       6/01 at 100        AA***        259,160
                  Refunding Revenue Bonds, Series 1991, 6.800%, 12/01/19
                  (Pre-refunded to 6/01/01)
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 0.3%

    120,000     Colorado Water Resources and Power Development Authority,                  11/02 at 100          AAA        126,282
                  Small Water Resources Revenue Bonds, 1992 Series A, 6.700%, 11/01/12
-----------------------------------------------------------------------------------------------------------------------------------
$52,860,000     Total Investments - (cost $42,554,802) - 97.4%                                                           42,364,412
===========------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 3.4%

$ 1,500,000     Moffat County Pollution Control (Pacificorp Projects),                                        VMIG-1      1,500,000
===========       Variable Rate Demand Bonds, 3.650%, 5/01/13+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.8)%                                                                     (358,284)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $43,506,128
                ===================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

/+/ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                Portfolio of Investments (Unaudited)
                Nuveen Flagship New Mexico Municipal Bond Fund
                November 30, 1999



  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 1.8%

$ 1,000,000       Lordsburg, New Mexico, Pollution Control Revenue Refunding Bonds          4/03 at 102           A2     $1,013,350
                  (Phelps Dodge Corporation Project), Series 1993, 6.500%, 4/01/13
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 14.3%

  1,600,000     New Mexico Educational Assistance Foundation, Student Loan Revenue          4/02 at 102          AAA      1,694,256
                  Bonds, Series 1992A, 6.850%, 4/01/05 (Alternative Minimum Tax)

    390,000     New Mexico Educational Assistance Foundation, Student Loan Revenue         12/02 at 101          Aaa        403,143
                  Bonds, Senior 1992 Series One-A, 6.550%, 12/01/05 (Alternative
                  Minimum Tax)

    140,000     New Mexico Educational Assistance Foundation, Student Loan Revenue         12/02 at 101            A        143,671
                  Bonds, 1992 Series One, Subordinate 1992 Series One B, 6.850%,
                  12/01/05 (Alternative Minimum Tax)

    750,000     New Mexico Educational Assistance Foundation, Student Loan Purchase        No Opt. Call          Aaa        781,935
                  Bonds, Senior 1995 Series IV-A1, 6.500%, 3/01/04 (Alternative
                  Minimum Tax)

    435,000     Puerto Rico Industrial, Medical, Educational and Environmental             No Opt. Call         BBB-        440,594
                  Pollution Control Facilities Financing Authority, Higher
                  Education Revenue Refunding Bonds, 1993 Series A (Catholic
                  University of Puerto Rico Project), 5.600%, 12/01/07

                City of Santa Fe, New Mexico, Educational Facilities Revenue
                Improvement and Refunding Revenue Bonds (College of Santa Fe Project),
                Series 1997:
    500,000       6.000%, 10/01/13                                                         10/07 at 100         BBB-        505,710
    500,000       5.875%, 10/01/21                                                         10/07 at 100         BBB-        474,075

    500,000     City of Santa Fe, New Mexico, Educational Facilities Improvement           10/07 at 100         BBB-        442,560
                  Revenue Bonds (College of Santa Fe Project), Series 1998A, 5.500%,
                  10/01/28

  3,000,000     Regents of the University of New Mexico, System Revenue Refunding          No Opt. Call           AA      3,077,670
                  Bonds, Series 1992A, 6.000%, 6/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 5.4%

    450,000     City of Albuquerque, New Mexico, Hospital System Revenue Bonds, 1992        8/02 at 102          AAA        477,671
                  Series A (Presbyterian Healthcare Services), 6.375%, 8/01/07

  3,000,000     New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds,         6/08 at 101         Baa1      2,543,130
                  Series 1998 (Memorial Medical Center Inc. Project), 5.500%, 6/01/28
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 11.6%

  2,000,000     Bernalillo County, New Mexico, Multifamily Housing Refunding and            6/09 at 101          N/R      1,867,300
                  Improvement Revenue Bonds, Series 1999 (El Centro Senior Housing
                  Complex), 5.850%, 6/15/29

  1,000,000    Las Cruces Housing Development Corporation, Multifamily Mortgage             4/02 at 102            A      1,019,170
                 Revenue Refunding Bonds, Series 1993A, 6.400%, 10/01/19

    500,000     New Mexico Mortgage Finance Authority, Multifamily Housing Revenue          7/07 at 102          AAA        482,150
                  Bonds (Rio Volcan II Apartments Project), Series 1997, 5.650%,
                  7/01/18 (Alternative Minimum Tax)

  2,340,000     Santa Fe Civic Housing Authority, Inc., Multifamily Housing Revenue         8/08 at 100          AAA      2,140,047
                  Bonds (The Tuscany at St. Francis Project), Tax-Exempt Series 1998A,
                  5.500%, 8/01/30 (Alternative Minimum Tax)

  1,000,000     Villa Hermosa Affordable Housing Corporation (New Mexico), Multifamily      5/07 at 102          AAA        970,890
                  Revenue Bonds (Villa Hermose Apartments Project), Series 1997, 5.900%,
                  5/20/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 13.5%

  1,920,000     New Mexico Mortgage Finance Authority, Single Family Mortgage Program       7/06 at 102          AAA      1,949,146
                  Bonds, 1996 Series D1, 6.250%, 7/01/22

  1,420,000     New Mexico Mortgage Finance Authority, Single Family Mortgage Program       7/07 at 102          AAA      1,427,029
                  Bonds, 1996 Series G-2, 6.200%, 7/01/28 (Alternative Minimum Tax)



  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$ 1,245,000     New Mexico Mortgage Finance Authority, Single Family Mortgage               7/05 at 102          AAA     $1,273,884
                  Program Bonds, 1995 Series A, Class D, 6.650%, 7/01/26
                  (Alternative Minimum Tax)

     50,000     New Mexico Mortgage Finance Authority, Single Family Mortgage               7/02 at 102          Aa1         50,632
                  Purchase Refunding Senior Bonds, 1992 Series A-1, 6.850%, 7/01/10

    535,000     New Mexico Mortgage Finance Authority, Single Family Mortgage               7/02 at 102          Aa1        548,857
                  Purchase Refunding Senior Bonds, 1992 Series A-2, 6.900%, 7/01/24

  1,475,000     New Mexico Mortgage Finance Authority, Single Family Mortgage               7/07 at 102          AAA      1,367,989
                  Program Bonds, 1997 Series F-2 Bonds, 5.700%, 7/01/29
                  (Alternative Minimum Tax)

  1,000,000     New Mexico Mortgage Finance Authority, Single Family Mortgage               7/08 at 102          AAA        903,790
                  Program Bonds, 1998 Series E-2, 5.200%, 7/01/18
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 4.3%

  1,500,000     City of Albuquerque, New Mexico, Revenue Refunding Bonds (The               6/03 at 102          AAA      1,529,220
                  Evangelical Lutheran Good Samaritan Society Project),
                  Series 1993, 5.900%, 6/01/13

    500,000     Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds          12/02 at 102          AAA        517,330
                  (The Evangelical Lutheran Good Samaritan Society Project),
                  Series 1992, 6.450%, 12/01/17

    350,000     City of Socorro, New Mexico, Health Facilities Refunding Revenue            5/04 at 102          AAA        366,461
                  Bonds (The Evangelical Lutheran Good Samaritan Society Project),
                  Series 1994, 6.000%, 5/01/08
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 2.2%

                Grants/Cibola County School District 1, Cibola County, New Mexico, General
                  Obligation School Building Bonds, Series 1994:
    480,000     6.250%, 5/01/08                                                             5/04 at 100         Baa2        497,160
    510,000     6.250%, 5/01/09                                                             5/04 at 100         Baa2        527,218

    200,000     Torrance County, New Mexico, General Obligation Bonds, Series               7/00 at 100          N/R        200,646
                  1993, 5.500%, 7/01/04
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 28.3%

  1,880,000     City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax                No Opt. Call          AAA        998,130
                  Refunding and Improvement Revenue Bonds, Series 1991B, 0.000%, 7/01/11

    300,000     City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax                 7/09 at 100           AA        260,124
                  Refunding Revenue Bonds, Series 1999B, 5.000%, 7/01/25

  1,000,000     Bernalillo County, New Mexico, Gross Receipts Tax Refunding                No Opt. Call           AA        922,530
                  Revenue Bonds, Series 1998, 5.200%, 4/01/21

  2,000,000     Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds,           10/09 at 100           AA      1,799,760
                  Series 1999, 5.250%, 10/01/26

  1,050,000     Dona Ana County, New Mexico, Gross Receipts Tax Refunding and               6/03 at 102           AA      1,115,489
                  Improvement Revenue Bonds, Series 1993, 6.000%, 6/01/19

  1,500,000     Dona Ana County, New Mexico, Water System/Gross Receipts Tax                5/09 at 100          Aaa      1,456,455
                  Revenue Bonds, Series 1999, 5.750%, 5/01/29

    250,000     Las Cruces, New Mexico, Gross Receipts Tax Revenue Refunding               12/02 at 101            A        262,123
                  Bonds, Series 1992, 6.250%, 12/01/05

  1,000,000     New Mexico State Highway Commission, Senior Subordinate Lien Tax            6/09 at 100          AA+      1,055,320
                  Revenue Highway Bonds, Series 1999, 6.000%, 6/15/11 (WI)

                Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,
                  Series Y of 1996:
  3,550,000     5.500%, 7/01/36                                                             7/16 at 100            A      3,276,189
    750,000     5.000%, 7/01/36                                                             7/16 at 100            A        631,245

  4,000,000     Santa Fe County, New Mexico, Correctional System Revenue Bonds,            No Opt. Call          AAA      4,038,240
                  Series 1997, 6.000%, 2/01/27
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.9%

  1,000,000     City of Albuquerque, New Mexico, Airport Revenue Bonds, Series              7/00 at 105          AAA      1,061,680
                  1995A, 6.600%, 7/01/16 (Alternative Minimum Tax)

                             Portfolio of Investments (Unaudited)
                             Nuveen Flagship New Mexico Municipal Bond Fund (continued)
                             November 30, 1999
  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 7.5%
$ 2,370,000     City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax                No Opt. Call          AAA    $ 1,262,546
                  Refunding and Improvement Revenue Bonds, Series 1991B, 0.000%,
                  7/01/11
    250,000     City of Albuquerque, New Mexico, Joint Water and Sewer System               7/00 at 100          AAA        252,995
                  Revenue Bonds, Series 1990A, 6.000%, 7/01/15
                  (Pre-refunded to 7/01/00)

     90,000     Las Cruces, New Mexico, Joint Utility Refunding and                         7/02 at 102        A1***         95,744
                  Improvement Revenue Bonds, Series 1992, 6.250%, 7/01/12

  1,000,000     Rio Grande Natural Gas Association (Dona Ana County, New                    7/03 at 100        A3***      1,049,330
                  Mexico), Natural Gas System Refunding and Improvement
                  Revenue Bonds, Series 1993, 6.125%, 7/01/13
                  (Pre-refunded to 7/01/03)

    375,000     Sandoval County, New Mexico, Gross Receipts Tax Revenue                    11/02 at 102      Baa1***        405,859
                  Refunding Bonds, Series 1992, 6.900%, 11/01/12
                  (Pre-refunded to 11/01/02)

    130,000     Sandoval County, New Mexico, Gross Receipts Tax Revenue                    12/02 at 102      Baa1***        139,521
                  Refunding Bonds, Series 1992A, 6.500%, 12/01/06
                 (Pre-refunded to 12/01/02)

    500,000     County of Sandoval, New Mexico, Gross Receipts Tax Revenue                 11/05 at 101       N/R***        566,020
                  Bonds, Subordinate Series 1994, 7.150%, 11/01/10
                  (Pre-refunded to 11/01/05)

    327,000     Santa Fe County, New Mexico, Office and Training Facilities                No Opt. Call          Aaa        410,712
                  Project Revenue Bonds, Series 1990, 9.000%, 7/01/07
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.3%
    875,000     City of Farmington, New Mexico, Pollution Control Revenue                  12/02 at 102          AAA        894,282
                  Refunding Bonds, 1992 Series A (Public Service Company
                  of New Mexico, San Juan and Four Corners Projects),
                  6.375%, 12/15/22

  1,000,000     City of Las Cruces, New Mexico, South Central Solid Waste                   6/05 at 100           A3      1,000,230
                  Authority, Environmental Services Gross Receipts Tax/Project
                  Revenue Bonds, Series 1995, 6.000%, 6/01/16

  1,000,000     Incorporated County of Los Alamos, New Mexico, Utility System               7/04 at 102          AAA      1,038,150
                  Revenue Bonds, Series 1994A, 6.000%, 7/01/15
-----------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer - 1.2%
  1,000,000     City of Albuquerque, New Mexico, Joint Water and Sewer System              No Opt. Call          AAA        676,940
                  Revenue Bonds, Series 1990A, 0.000%, 7/01/07
-----------------------------------------------------------------------------------------------------------------------------------

$57,487,000     Total Investments - (cost $54,608,830) - 97.3%                                                           54,306,298
-----------------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 0.9%

$   500,000     Farmington Pollution Control Revenue Bonds
                  (Arizona Public Service Co. - Four Corners Project),                                          A-1+        500,000
                  Variable Rate Demand Bonds, 3.600%, 5/01/24/+/
               --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      1,008,620
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $55,814,918
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.
(WI) Security purchased on a when-issued basis (note 1).

/+/ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
November 30, 1999

                                                                                      Arizona     Colorado   New Mexico
-----------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                    $105,788,676  $42,364,412  $54,306,298
Temporary investments in short-term municipal securities, at amortized cost,
which approximates market value (note 1)                                            3,600,000    1,500,000      500,000
Cash                                                                                3,377,106           --      468,829
Receivables:
 Interest                                                                           1,736,173      565,114    1,108,412
 Investments sold                                                                       5,000       20,000      545,000
 Shares sold                                                                           60,064       89,675       74,864
Other assets                                                                          123,012       97,601       99,720
-----------------------------------------------------------------------------------------------------------------------
  Total assets                                                                    114,690,031   44,636,802   57,103,123
-----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                             --      915,907          --
Payables:
 Investments purchased                                                              5,427,549           --    1,044,107
 Shares redeemed                                                                      240,392       95,987      103,028
Accrued expenses:
 Management fees (note 6)                                                              49,182       19,882       25,342
 12b-1 distribution and service fees (notes 1 and 6)                                   19,554       10,620       11,906
 Other                                                                                 18,132       14,782       14,493
Dividends payable                                                                     188,051       73,496       89,329
-----------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                 5,942,860    1,130,674    1,288,205
-----------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                              $108,747,171  $43,506,128  $55,814,918
=======================================================================================================================
Class A Shares (note 1)
Net assets                                                                       $ 78,416,819  $35,498,964  $50,224,526
Shares outstanding                                                                  7,457,761    3,606,164    5,083,313
Net asset value and redemption price per share                                   $      10.51  $      9.84  $      9.88
Offering price per share (net asset value per share plus maximum
 sales charge of 4.20% of offering price)                                        $      10.97  $     10.27  $     10.31
=======================================================================================================================
Class B Shares (note 1)
Net assets                                                                       $  4,191,486  $ 4,567,689  $ 2,821,931
Shares outstanding                                                                    398,942      463,284      285,757
Net asset value, offering and redemption price per share                         $      10.51  $      9.86  $      9.88
=======================================================================================================================
Class C Shares (note 1)
Net assets                                                                       $  5,853,019  $ 2,609,007  $ 2,421,239
Shares outstanding                                                                    556,741      265,218      245,106
Net asset value, offering and redemption price per share                         $      10.51  $      9.84  $      9.88
=======================================================================================================================
Class R Shares (note 1)
Net assets                                                                       $ 20,285,847  $   830,468  $   347,222
Shares outstanding                                                                  1,929,218       84,396       35,067
Net asset value, offering and redemption price per share                         $      10.52  $      9.84  $      9.90
=======================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of Operations (Unaudited)
                      Six Months Ended November 30, 1999

                                                                             Arizona      Colorado    New Mexico
----------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                               $ 3,274,164   $ 1,348,688   $ 1,684,270
----------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                     311,021       125,004       161,031
12b-1 service fees - Class A (notes 1 and 6)                                  81,919        37,473        53,026
12b-1 distribution and service fees - Class B (notes 1 and 6)                 19,598        21,561        12,619
12b-1 distribution and service fees - Class C (notes 1 and 6)                 23,751         9,366         9,056
Shareholders' servicing agent fees and expenses                               44,020        13,663        16,362
Custodian's fees and expenses                                                 40,435        28,840        27,328
Trustees' fees and expenses (note 6)                                           2,322           604         1,170
Professional fees                                                              2,560         1,985         3,555
Shareholders' reports - printing and mailing expenses                         18,966         4,517        16,864
Federal and state registration fees                                            7,467         4,414         3,599
Other expenses                                                                 4,356           742         2,263
----------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement         556,415       248,169       306,873
  Custodian fee credit (note 1)                                               (7,927)       (4,537)       (4,578)
  Expense reimbursement (note 6)                                             (38,747)           --            --
----------------------------------------------------------------------------------------------------------------
Net expenses                                                                 509,741       243,632       302,295
----------------------------------------------------------------------------------------------------------------
Net investment income                                                      2,764,423     1,105,056     1,381,975
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)       (410,003)     (582,541)     (370,821)
Net change in unrealized appreciation or depreciation of investments      (7,362,454)   (3,171,119)   (3,663,192)
----------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                          (7,772,457)   (3,753,660)   (4,034,013)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    $(5,008,034)  $(2,648,604)  $(2,652,038)
================================================================================================================

                                 See accompanying notes to financial statements.

                Statement of Changes in Net Assets (Unaudited)


                                             Arizona                          Colorado                        New Mexico
                                 -------------------------------   ------------------------------   ------------------------------
                                 Six Months Ended     Year Ended   Six Months Ended    Year Ended   Six Months Ended    Year Ended
                                         11/30/99        5/31/99           11/30/99       5/31/99           11/30/99       5/31/99
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                $  2,764,423   $  5,538,036        $ 1,105,056   $ 2,047,712        $ 1,381,975   $ 2,776,968
Net realized gain (loss) from
  investment transactions
  (notes 1 and 4)                        (410,003)       935,923           (582,541)      511,179           (370,821)      514,535
Net change in unrealized
  appreciation or depreciation
  of investments                       (7,362,454)    (1,936,011)        (3,171,119)     (996,714)        (3,663,192)   (1,120,839)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations               (5,008,034)     4,537,948         (2,648,604)    1,562,177         (2,652,038)    2,170,664
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
  (note 1)
From undistributed net
  investment income:
    Class A                            (1,991,328)    (4,101,755)          (910,730)   (1,812,447)        (1,267,363)   (2,560,974)
    Class B                               (84,619)      (114,786)           (93,047)     (122,188)           (52,607)      (79,582)
    Class C                              (136,224)      (278,780)           (53,211)      (66,954)           (50,850)      (81,442)
    Class R                              (520,901)    (1,045,871)           (23,608)      (42,768)           (11,611)      (22,648)
From accumulated net realized
  gains from investment
  transactions:
  Class A                                      --       (412,344)                --      (108,785)                --            --
  Class B                                      --        (13,676)                --        (8,851)                --            --
  Class C                                      --        (32,343)                --        (4,777)                --            --
  Class R                                      --       (101,198)                --        (2,536)                --            --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders        (2,733,072)    (6,100,753)        (1,080,596)   (2,169,306)        (1,382,431)   (2,744,646)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of
  shares                                6,114,918     18,304,296          6,223,736    12,388,138          2,783,622     8,678,647
Net proceeds from shares
  issued to shareholders
  due to reinvestment of
  distributions                         1,158,732      2,660,537            418,500       854,120            501,132     1,006,025
----------------------------------------------------------------------------------------------------------------------------------
                                        7,273,650     20,964,833          6,642,236    13,242,258          3,284,754     9,684,672
Cost of shares redeemed                (9,376,720)   (15,184,364)        (6,348,996)   (6,264,853)        (5,343,295)   (5,522,676)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from Fund share
  transactions                         (2,103,070)     5,780,469            293,240     6,977,405         (2,058,541)    4,161,996
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets                               (9,844,176)     4,217,664         (3,435,960)    6,370,276         (6,093,010)    3,588,014
Net assets at the beginning of
  period                              118,591,347    114,373,683         46,942,088    40,571,812         61,907,928    58,319,914
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period      $108,747,171   $118,591,347        $43,506,128   $46,942,088        $55,814,918   $61,907,928
==================================================================================================================================
Balance of undistributed net
  investment income at the end
  of period                          $     34,145   $      2,794        $    25,109   $       649        $    36,347   $    36,803
==================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Arizona Municipal Bond Fund ("Arizona"), the Nuveen Flagship Colorado Municipal Bond Fund ("Colorado") and the Nuveen Flagship New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1999, Arizona and New Mexico had outstanding when-issued purchase commitments of $5,427,549 and $1,044,107, respectively. There were no such outstanding purchase commitments in Colorado.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:
                                                                                           Arizona
                                                                      ---------------------------------------------------
                                                                            Six Months Ended           Year Ended
                                                                                11/30/99                 5/31/99
                                                                      -------------------------- ------------------------
                                                                         Shares      Amount        Shares       Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                381,038   $ 4,112,951    1,012,200   $ 11,573,874
 Class B                                                                 51,254       554,311      263,892      3,014,513
 Class C                                                                 79,075       852,328      128,946      1,472,159
 Class R                                                                 55,436       595,328      196,220      2,243,750
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                 68,026       736,944      151,919      1,743,724
 Class B                                                                  2,510        27,177        3,175         36,412
 Class C                                                                  5,515        59,728       12,655        145,186
 Class R                                                                 30,913       334,883       64,055        735,215
-------------------------------------------------------------------------------------------------------------------------
                                                                        673,767     7,273,650    1,833,062     20,964,833
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (676,813)   (7,263,767)  (1,018,708)   (11,664,214)
 Class B                                                                (26,772)     (290,027)     (37,352)      (424,518)
 Class C                                                                (99,289)   (1,053,852)    (125,596)    (1,433,816)
 Class R                                                                (71,707)     (769,074)    (145,051)    (1,661,816)
-------------------------------------------------------------------------------------------------------------------------
                                                                       (874,581)   (9,376,720)  (1,326,707)   (15,184,364)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (200,814)  $(2,103,070)     506,355   $  5,780,469
=========================================================================================================================

                                                                                         Colorado
                                                                       ------------------------------------------------
                                                                          Six Months Ended            Year Ended
                                                                              11/30/99                  5/31/99
                                                                       ----------------------    ----------------------
                                                                         Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                332,682   $ 3,424,120     671,535   $ 7,279,788
 Class B                                                                 77,813       791,528     267,870     2,914,260
 Class C                                                                 47,913       484,415     181,898     1,970,240
 Class R                                                                150,246     1,523,673      20,587       223,850
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                 31,938       327,137      65,037       707,625
 Class B                                                                  5,531        56,779       7,439        81,081
 Class C                                                                  1,468        15,039       2,392        26,018
 Class R                                                                  1,908        19,545       3,619        39,396
-----------------------------------------------------------------------------------------------------------------------
                                                                        649,499     6,642,236   1,220,377    13,242,258
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (428,233)   (4,348,656)   (516,805)   (5,592,710)
 Class B                                                                (33,740)     (337,125)    (15,048)     (162,708)
 Class C                                                                (15,104)     (155,754)    (34,394)     (371,975)
 Class R                                                               (148,623)   (1,507,461)    (12,716)     (137,460)
-----------------------------------------------------------------------------------------------------------------------
                                                                       (625,700)   (6,348,996)   (578,963)   (6,264,853)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                             23,799   $   293,240     641,414   $ 6,977,405
=======================================================================================================================

                                                                                           New Mexico
                                                                       ------------------------------------------------
                                                                            Six Months Ended            Year Ended
                                                                                11/30/99                 5/31/99
                                                                       ----------------------    ----------------------
                                                                         Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                195,836   $ 2,003,696     564,095   $ 6,050,839
 Class B                                                                 54,981       557,985     139,498     1,495,072
 Class C                                                                 19,277       199,212     105,480     1,131,654
 Class R                                                                  2,301        22,729         101         1,082
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                 43,872       447,651      85,290       915,668
 Class B                                                                  2,591        26,383       3,639        39,054
 Class C                                                                  1,854        18,960       3,293        35,364
 Class R                                                                    796         8,138       1,481        15,939
-----------------------------------------------------------------------------------------------------------------------
                                                                        321,508     3,284,754     902,877     9,684,672
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (479,519)   (4,884,511)   (476,600)   (5,099,274)
 Class B                                                                (29,158)     (303,635)    (17,756)     (189,721)
 Class C                                                                 (2,309)      (24,314)    (21,822)     (233,573)
 Class R                                                                (13,176)     (130,835)        (10)         (108)
-----------------------------------------------------------------------------------------------------------------------
                                                                       (524,162)   (5,343,295)   (516,188)   (5,522,676)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (202,654)  $(2,058,541)    386,689   $ 4,161,996
=======================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 20, 1999, to shareholders of record on December 9, 1999, as follows:

                       Arizona  Colorado  New Mexico
----------------------------------------------------
Dividend per share:
  Class A               $.0430    $.0420      $.0405
  Class B                .0365     .0355       .0340
  Class C                .0380     .0370       .0360
  Class R                .0450     .0435       .0420
====================================================

The Funds also declared taxable distributions which include capital gains and/or market discount, which were paid on December 7, 1999, to shareholders of record on December 2, 1999, as follows:

                                        Arizona  Colorado  New Mexico
---------------------------------------------------------------------
Taxable distributions per share:         $.0694    $.0262      $.0044
=====================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended November 30, 1999, were as follows:

                                          Arizona       Colorado     New Mexico
-------------------------------------------------------------------------------
Purchases:
 Long-term municipal securities      $ 34,403,473    $11,089,962    $ 6,364,920
 Short-term municipal securities        5,600,000      3,700,000      1,400,000
Sales:
 Long-term municipal securities        38,472,565     11,108,296      9,174,943
 Short-term municipal securities        2,000,000      2,200,000        900,000
===============================================================================
At November 30, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                          Arizona       Colorado     New Mexico
-------------------------------------------------------------------------------
                                     $108,182,893    $44,054,802    $55,112,114
===============================================================================

At May 31, 1999, the Funds' last fiscal year end, New Mexico had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                            New Mexico
----------------------------------------------------------------------
Expiration Year:
 2003                                                         $296,633
 2004                                                          290,586
----------------------------------------------------------------------
Total                                                         $587,219
======================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at November 30, 1999, were as follows:

                                          Arizona       Colorado     New Mexico
-------------------------------------------------------------------------------
Gross unrealized:
 appreciation                         $ 3,840,872     $ 1,437,571   $ 1,123,992
 depreciation                          (2,635,089)     (1,627,961)   (1,429,808)
-------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)                      $ 1,205,783     $  (190,390)  $  (305,816)
===============================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:


Average Daily Net Assets                                   Management Fee
-------------------------------------------------------------------------
For the first $125 million                                     .5500 of 1%
For the next $125 million                                      .5375 of 1
For the next $250 million                                      .5250 of 1
For the next $500 million                                      .5125 of 1
For the next $1 billion                                        .5000 of 1
For net assets over $2 billion                                 .4750 of 1
=========================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                           Arizona     Colorado     New Mexico
------------------------------------------------------------------------------
Sales charges collected                    $46,216      $21,968        $30,688
Paid to authorized dealers                  43,846       21,968         26,574
==============================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                           Arizona     Colorado     New Mexico
------------------------------------------------------------------------------
Commission advances                        $27,312      $36,698        $22,143
==============================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1999, the Distributor retained such 12b-1 fees as follows:

                                           Arizona     Colorado     New Mexico
------------------------------------------------------------------------------
12b-1 fees retained                        $21,687      $23,972        $14,200
==============================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 1999, as follows:

                                           Arizona     Colorado     New Mexico
------------------------------------------------------------------------------
CDSC retained                             $ 12,166      $ 6,766       $  8,849
==============================================================================

7. Composition of Net Assets
At November 30, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


                                           Arizona      Colorado     New Mexico
-------------------------------------------------------------------------------
Capital paid-in                        $107,200,170  $44,138,325    $57,042,427
Balance of undistributed net
 investment income                           34,145       25,109         36,347
Accumulated net realized gain (loss)
 from investment transactions               307,073     (466,916)      (961,324)
Net unrealized appreciation
 (depreciation) of investments            1,205,783     (190,390)      (302,532)
-------------------------------------------------------------------------------
Net assets                             $108,747,171  $43,506,128    $55,814,918
===============================================================================

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)
                        Investment Operations                                      Less Distributions
              --------------------------------------------       ---------------------------------------------------------
ARIZONA**                                     Net
                                        Realized/
                                       Unrealized
              Beginning          Net      Invest-                     Net                             Ending
                    Net      Invest-         ment                 Invest-                                Net
Year Ended       Assets         ment         Gain                    ment    Capital                   Asset            Total
May 31,           Value       Income       (Loss)      Total       Income      Gains       Total       Value       Return (a)
---------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  2000 (e)       $11.25         $.26       $(.74)     $(.48)        $(.26)    $  --        $(.26)     $10.51          (4.28)%
  1999            11.40          .53        (.09)       .44          (.54)     (.05)        (.59)      11.25           3.87
  1998            10.94          .55         .48       1.03          (.55)     (.02)        (.57)      11.40           9.56
  1997            10.73          .56         .27        .83          (.56)     (.06)        (.62)      10.94           7.85
  1996            10.85          .57        (.12)       .45          (.57)       --         (.57)      10.73           4.21
  1995            10.43          .58         .42       1.00          (.58)       --         (.58)      10.85          10.03
Class B (2/97)
  2000 (e)        11.24          .22        (.73)      (.51)         (.22)       --         (.22)      10.51          (4.56)
  1999            11.39          .45        (.10)       .35          (.45)     (.05)        (.50)      11.24           3.12
  1998            10.94          .47         .47        .94          (.47)     (.02)        (.49)      11.39           8.67
  1997 (d)        10.92          .16         .02        .18          (.16)       --         (.16)      10.94           1.64
Class C (2/94)
  2000 (e)        11.24          .23        (.73)      (.50)         (.23)       --         (.23)      10.51          (4.46)
  1999            11.39          .47        (.09)       .38          (.48)     (.05)        (.53)      11.24           3.33
  1998            10.94          .49         .47        .96          (.49)     (.02)        (.51)      11.39           8.89
  1997            10.73          .50         .27        .77          (.50)     (.06)        (.56)      10.94           7.28
  1996            10.84          .51        (.11)       .40          (.51)       --         (.51)      10.73           3.75
  1995            10.43          .52         .41        .93          (.52)       --         (.52)      10.84           9.32
Class R (2/97)
  2000 (e)        11.25          .28        (.74)      (.46)         (.27)       --         (.27)      10.52          (4.08)
  1999            11.40          .56        (.10)       .46          (.56)     (.05)        (.61)      11.25           4.09
  1998            10.94          .57         .48       1.05          (.57)     (.02)        (.59)      11.40           9.79
  1997 (d)        10.92          .19         .02        .21          (.19)       --         (.19)      10.94           1.96


                                                Ratios/Supplemental Data
                 ------------------------------------------------------------------------------------------------
                             Before Credit/               After                 After Credit/
                             Reimbursement           Reimbursement (b)       Reimbursement (c)
                            --------------------   -------------------      -----------------------
                                           Ratio                     Ratio                     Ratio
                                          of Net                    of Net                    of Net
                                         Invest-                    Invest-                  Invest-
                             Ratio of       ment      Ratio of         ment     Ratio of        ment
                             Expenses     Income      Expenses       Income     Expenses      Income
                 Ending            to         to            to           to           to          to
Year Ended          Net       Average    Average       Average      Average      Average     Average    Portfolio
Year Ended       Assets           Net        Net           Net          Net          Net         Net     Turnover
May 31,           (000)        Assets     Assets        Assets       Assets       Assets      Assets         Rate
-----------------------------------------------------------------------------------------------------------------
Class A (10/86)
  2000 (e)        $78,417        .96%*       4.81%*        .89%*      4.88%*        .88%*      4.90%*        31%
  1999             86,452        .93         4.58          .84        4.67          .84        4.67          16
  1998             85,922        .93         4.77          .83        4.87          .83        4.87          16
  1997             82,567       1.05         4.91          .83        5.13          .83        5.13          25
  1996             80,094       1.07         4.82          .69        5.20          .69        5.20          38
  1995             80,406       1.20         5.21          .82        5.59          .82        5.59          27
Class B (2/97)
  2000 (e)          4,191       1.71*        4.07*        1.64*       4.13*        1.63*       4.15*         31
  1999              4,180       1.69         3.84         1.58        3.95         1.58        3.95          16
  1998              1,620       1.68         3.98         1.51        4.15         1.51        4.15          16
  1997 (d)            347       1.67*        4.38*        1.62*       4.43*        1.62*       4.43*         25
Class C (2/94)
  2000 (e)          5,853       1.51*        4.26*        1.44*       4.33*        1.42*       4.35*         31
  1999              6,426       1.48         4.03         1.39        4.12         1.39        4.12          16
  1998              6,328       1.48         4.20         1.35        4.33         1.35        4.33          16
  1997              3,189       1.59         4.37         1.38        4.58         1.38        4.58          25
  1996              1,970       1.63         4.24         1.23        4.64         1.23        4.64          38
  1995              1,621       1.75         4.62         1.36        5.01         1.36        5.01          27
Class R (2/97)
  2000 (e)         20,286        .76*        5.01*         .69*       5.08*         .68*       5.10*         31
  1999             21,534        .73         4.77          .63        4.87          .63        4.87          16
  1998             20,504        .73         4.97          .63        5.07          .63        5.07          16
  1997 (d)         19,031        .73*        5.32*         .67*       5.38*         .67*       5.38*         25
===============================================================================================================


*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Arizona.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b) After expense reimbursement from the investment adviser, where applicable (note 6).
(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(d)  From commencement of class operations as noted.
(e)  For the six months ended November 30, 1999.

               Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)
                        Investment Operations                                      Less Distributions
              --------------------------------------------       ---------------------------------------------------------
COLORADO* *                                   Net
                                        Realized/
                                       Unrealized
              Beginning          Net      Invest-                     Net                             Ending
                    Net      Invest-         ment                 Invest-                                Net
Year Ended       Assets         ment         Gain                    ment    Capital                   Asset            Total
May 31,           Value       Income       (Loss)      Total       Income      Gains       Total       Value       Return (a)
---------------------------------------------------------------------------------------------------------------------------
Class A (5/87)
  2000 (e)       $10.68         $.25       $(.84)     $(.59)       $(.25)      $  --       $(.25)     $ 9.84        (5.58)%
  1999            10.81          .50        (.10)       .40         (.50)       (.03)       (.53)      10.68         3.76
  1998            10.15          .52         .66       1.18         (.52)         --        (.52)      10.81        11.85
  1997             9.79          .53         .35        .88         (.52)         --        (.52)      10.15         9.22
  1996             9.93          .54        (.13)       .41         (.55)         --        (.55)       9.79         4.14
  1995             9.62          .57         .30        .87         (.56)         --        (.56)       9.93         9.54
Class B (2/97)
  2000 (e)        10.70          .21        (.84)      (.63)        (.21)         --        (.21)       9.86        (5.93)
  1999            10.82          .42        (.08)       .34         (.43)       (.03)       (.46)      10.70         3.11
  1998            10.16          .43         .68       1.11         (.45)         --        (.45)      10.82        11.03
  1997 (d)        10.21          .12        (.06)       .06         (.11)         --        (.11)      10.16          .61
Class C (2/97)
  2000 (e)        10.67          .22        (.83)      (.61)        (.22)         --        (.22)       9.84        (5.77)
  1999            10.80          .44        (.10)       .34         (.44)       (.03)       (.47)      10.67         3.19
  1998            10.15          .46         .66       1.12         (.47)         --        (.47)      10.80        11.17
  1997 (d)        10.13          .16         .02        .18         (.16)         --        (.16)      10.15         1.75
Class R (2/97)
  2000 (e)        10.69          .26        (.85)      (.59)        (.26)         --        (.26)       9.84        (5.58)
  1999            10.81          .52        (.08)       .44         (.53)       (.03)       (.56)      10.69         4.08
  1998            10.16          .54         .66       1.20         (.55)         --        (.55)      10.81        11.98
  1997 (d)        10.21          .15        (.06)       .09         (.14)         --        (.14)      10.16          .85


                                                Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------
                             Before Credit/               After                 After Credit/
                             Reimbursement           Reimbursement (b)       Reimbursement (c)
                            --------------------   -------------------      -----------------------
                                            Ratio                      Ratio                    Ratio
                                           of Net                     of Net                   of Net
                                          Invest-                    Invest-                  Invest-
                              Ratio of       ment      Ratio of         ment     Ratio of        ment
                              Expenses     Income      Expenses       Income     Expenses      Income
                 Ending             to         to            to           to           to          to
                    Net        Average    Average       Average      Average      Average     Average    Portfolio
Year Ended       Assets            Net        Net           Net          Net          Net         Net     Turnover
May 31,           (000)         Assets     Assets        Assets       Assets       Assets      Assets         Rate
------------------------------------------------------------------------------------------------------------------
Class A (5/87)
  2000 (e)      $35,499         .99%*        4.93%*         .99%*       4.93%*        .97%*      4.95%*         25%
  1999           39,189       1.03           4.55           .96         4.62          .96        4.62           23
  1998           37,285       1.01           4.83          1.00         4.84         1.00        4.84           19
  1997           31,229       1.18           4.87           .74         5.31          .74        5.31           27
  1996           33,637       1.27           4.69           .55         5.41          .55        5.41           70
  1995           34,982       1.27           5.22           .50         5.99          .50        5.99           38
Class B (2/97)
  2000 (e)        4,568       1.74*          4.19*         1.74*        4.19*        1.72*       4.21*          25
  1999            4,424       1.79           3.80          1.68         3.91         1.68        3.91           23
  1998            1,661       1.76           4.05          1.75         4.06         1.75        4.06           19
  1997 (d)          444       1.78*          4.35*         1.53*        4.60*        1.53*       4.60*          27
Class C (2/97)
  2000 (e)        2,609       1.54*          4.39*         1.54*        4.39*        1.52*       4.41*          25
  1999            2,464       1.58           4.01          1.49         4.10         1.49        4.10           23
  1998              875       1.56           4.24          1.55         4.25         1.55        4.25           19
  1997 (d)          103       1.58*          4.67*         1.31*        4.94*        1.31*       4.94*          27
Class R (2/97)
  2000 (e)          830        .79*          5.10*          .79*        5.10*         .77*       5.12*          25
  1999              864        .83           4.74           .75         4.82          .75        4.82           23
  1998              750        .81           5.02           .80         5.03          .80        5.03           19
  1997 (d)          413        .83*          5.35*          .58*        5.60*         .58*       5.60*          27

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Colorado.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b) After expense reimbursement from the investment adviser, where applicable (note 6).
(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(d)  From commencement of class operations as noted.
(e)  For the six months ended November 30, 1999.

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                  Investment Operations                Less Distributions
                             -------------------------------     ------------------------------
NEW MEXICO* *                                 Net
                                        Realized/
                                       Unrealized
              Beginning          Net      Invest-                     Net                             Ending
                    Net      Invest-         ment                 Invest-                                Net
Year Ended        Asset         ment         Gain                    ment    Capital                   Asset            Total
May 31,           Value       Income       (Loss)      Total       Income      Gains       Total       Value       Return (a)
-----------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
  2000 (e)       $10.58       $  .24        $(.70)     $(.46)       $(.24)     $  --       $(.24)     $ 9.88            (4.36)%
  1999            10.67          .49         (.09)       .40         (.49)        --        (.49)      10.58             3.74
  1998            10.16          .50          .51       1.01         (.50)        --        (.50)      10.67            10.17
  1997             9.81          .51          .35        .86         (.51)        --        (.51)      10.16             8.90
  1996            10.01          .51         (.19)       .32         (.52)        --        (.52)       9.81             3.18
  1995             9.68          .52          .33        .85         (.52)        --        (.52)      10.01             9.25
Class B (2/97)
  2000 (e)        10.57          .20         (.69)      (.49)        (.20)        --        (.20)       9.88            (4.64)
  1999            10.67          .41         (.10)       .31         (.41)        --        (.41)      10.57             2.89
  1998            10.15          .43          .52        .95         (.43)        --        (.43)      10.67             9.46
  1997 (d)        10.24          .12         (.10)       .02         (.11)        --        (.11)      10.15              .18
Class C (2/97)
  2000 (e)        10.58          .21         (.70)      (.49)        (.21)        --        (.21)       9.88            (4.62)
  1999            10.67          .43         (.09)       .34         (.43)        --        (.43)      10.58             3.22
  1998            10.16          .45          .51        .96         (.45)        --        (.45)      10.67             9.60
  1997 (d)        10.23          .12         (.08)       .04         (.11)        --        (.11)      10.16              .43
Class R (2/97)
  2000 (e)        10.60          .25         (.70)      (.45)        (.25)        --        (.25)       9.90            (4.25)
  1999            10.70          .51         (.10)       .41         (.51)        --        (.51)      10.60             3.86
  1998            10.17          .53          .53       1.06         (.53)        --        (.53)      10.70            10.59
  1997 (d)        10.23          .14         (.07)       .07         (.13)        --        (.13)      10.17              .71
==============================================================================================================================

                                                     Ratios/Supplemental Data
                  ----------------------------------------------------------------------------------------------
                                Before Credit/               After                 After Credit/
                                Reimbursement          Reimbursement (b)         Reimbursement (c)
                             --------------------    --------------------      ---------------------
                                           Ratio                    Ratio
                                          of Net                   of Net                     Ratio
                             Ratio of    Invest-                  Invest-                    of Net
                             Expenses       ment    Ratio of         ment      Ratio of     Invest-
                                   to     Income    Expenses       Income      Expenses        ment
                  Ending      Average         to          to           to            to      Income
                     Net           to    Average     Average      Average       Average     Average    Portfolio
Year Ended        Assets          Net        Net         Net          Net           Net         Net     Turnover
May 31,            (000)       Assets     Assets      Assets       Assets        Assets      Assets         Rate
-------------------------------------------------------------------------------------------------------------------
Class A (9/92)
  2000 (e)       $50,225       .99%*      4.74%*       .99%*       4.74%*         .97%*      4.76%*         11%
  1999            56,315       .97        4.51         .90         4.58           .90        4.58           14
  1998            54,959       .93        4.65         .79         4.79           .79        4.79           13
  1997            50,807      1.08        4.76         .77         5.07           .77        5.07           43
  1996            51,173      1.09        4.69         .68         5.10           .68        5.10           57
  1995            52,150      1.17        4.98         .67         5.48           .67        5.48           38
Class B (2/97)
  2000 (e)         2,822      1.74*       4.00*       1.74*        4.00*         1.72*       4.02*          11
  1999             2,721      1.72        3.78        1.67         3.83          1.67        3.83           14
  1998             1,408      1.68        3.88        1.53         4.03          1.53        4.03           13
  1997 (d)           657      1.68*       4.05*       1.54*        4.19*         1.54*       4.19*          43
Class C (2/97)
  2000 (e)         2,421      1.54*       4.20*       1.54*        4.20*         1.52*       4.21*          11
  1999             2,393      1.52        3.97        1.46         4.03          1.46        4.03           14
  1998             1,487      1.48        4.06        1.31         4.23          1.31        4.23           13
  1997 (d)           155      1.48*       4.26*       1.34*        4.40*         1.34*       4.40*          43
Class R (2/97)
  2000 (e)           347       .79*       4.93*        .79*        4.93*          .77*       4.95*          11
  1999               479       .77        4.71         .70         4.78           .70        4.78           14
  1998               466       .73        4.86         .58         5.01           .58        5.01           13
  1997 (d)           362       .73*       5.04*        .59*        5.18*          .59*       5.18*          43
==============================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship New Mexico.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b) After expense reimbursement from the investment adviser, where applicable (note 6).
(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(d)  From commencement of class operations as noted.
(e)  For the six months ended November 30, 1999.

Building a Better Portfolio
Can Make You a Successful Investor


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund
Income
Income Fund
Floating Rate Fund(1)

Tax-Free Income

National Funds
High Yield
Long-Term
Insured Long Term
Intermediate-Term
Limited-Term

State Funds

Arizona
California(2)
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts(2)
Michigan
Missouri
New Jersey
New Mexico
New York(2)
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

SERVING

Investors for Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.




NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com

                                           November 30, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

                          Nuveen Municipal Bond Funds

[PHOTO APPEARS HERE]


Dependable, tax-free

income to help

you keep more

of what you earn.

Florida

 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                     A Premier Adviser/SM/ for Income Investing

 Contents

 1 Dear Shareholder

 3 Nuveen Flagship Florida Municipal Bond Fund

 5 Nuveen Flagship Florida Municipal
   Bond Fund Spotlight

 6 Portfolio of Investments

14 Statement of Net Assets

15 Statement of Operations

15 Statement of Changes in Net Assets

16 Notes to Financial Statements

19 Financial Highlights

20 Building a Better Portfolio

21 Fund Information

DEAR

Shareholder

[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board


How did you gain your financial wisdom? While some of us study finance, the financial markets, economics or related disciplines in formal programs, most of us end up accumulating practical knowledge through the years, from friends, family, colleagues and media.

At Nuveen, we believe a formal financial education should start early in life. A study sponsored by the National Council on Economic Education shows that a whopping 66% of high school students tested on basic money skills scored an "F." Only 3% received an "A."


Because we believe strongly in education and are committed to children's financial literacy, we have launched a community service program, Kid$ense, in our hometown of Chicago.
     The Kid$ense curriculum, which is available for grades kindergarten through sixth, includes textbooks, teaching materials and teacher training. The lessons introduce children to the concept of money and how it works in society; buying, selling and trading; working, earning, saving and investing.
     Nuveen's commitment to children's financial literacy goes beyond the 250 Chicago public schools who have benefited from the Kid$ense curriculum. We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world.
     At Nuveen, we are dedicated to helping you and your financial adviser develop a family wealth management strategy unique to you and your goals and values. In your next shareholder report, look for more information about Nuveen's dedication to Family Wealth Management, or ask your financial adviser about this approach to investing.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semi-annual fiscal period ended November 30, 1999.
     Until fairly recently, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.
     Concerns, however, about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.
     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the U.S. economic slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.



"We also have a
commitment to
family wealth
management,
which is a
positive philosophy
that addresses
the role of wealth
in our lives
and our world."

                                                        SEMIANNUAL REPORT page 1

                                "Your financial
                               adviser can serve
                                 as a valuable
                             resource in helping
                               you determine if
                                adjustments are
                                needed in your
                                 current asset
                               allocation plan."



     In an effort to pre-empt this threat of inflation, the Federal Reserve Board (the Fed) moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate, which represents the amount banks charge one another on overnight loans and serves as a standard for short-term market rates, from 4.75% to 5.50%. These increases offset the three rate cuts enacted by the Fed a year earlier.
     At its November 1999 meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase, giving the markets some respite during the Y2K transition. However, the Fed's indication that it would continue to closely watch the pace of economic growth for any signs of inflationary pressure left the door open for additional tightenings.
     In January 2000, the annual rotation among members of the Fed's Open Market Committee, the body that ultimately decides interest rate policy, will put several members considered more "hawkish" on inflation fighting into voting slots. This could tilt policy toward further rate increases in the new year.
     Municipal bonds continued to serve investors well. At the end of November 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, compared with the historical average of 89.6% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long-term Treasury bonds -- even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.
     In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to early 1999.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets may be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.
     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.
     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ Timothy Schwertfeger
-----------------------
Timothy R. Schwertfeger
Chairman of the Board
January 15, 2000



SEMIANNUAL REPORT page 2

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective


Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Florida fund for the six-month period ended November 30, 1999.

Q] How did Florida's economy and municipal market fare?

TOM] Strong employment trends and healthy income gains helped make Florida one of the country's fastest growing economies. In November 1999, the state's unemployment rate was 3.9%, down from 4.2% a year ago and lower than the 4.1% national average. While the state has lost some manufacturing jobs, including those from the aerospace sector, many of those losses have been more than offset by growth in service and trade industries.
     The state's ongoing economic strength translated into strong tax collections and municipal revenues, and helped bolster the overall creditworthiness of the Florida municipal market. That was virtually the only silver lining in what proved to be a very stormy environment for municipal bonds. Continued signs of better-than-expected economic growth prompted the Federal Reserve to raise short-term interest rates by a total of 0.75% over the period from June through November, 1999. As bond yields rose in response, their prices slumped and all but the shortest-maturity bond funds suffered losses.


Q] How did Nuveen Flagship Florida Municipal Bond Fund perform during the period ended November 30, 1999?

TOM] Nuveen Flagship Florida Municipal Bond Fund generated a six-month total return on net asset value of -3.06%, compared to the -3.45% total return posted by the Lipper Florida Municipal Debt Peer Group.* For the one- and five-year periods ending November 30, 1999, the Nuveen fund had an average annual return of -2.68% and 6.50%, respectively, compared to the Lipper peer group average annual total returns of -3.36% and 6.71% for the same time periods.*
     Total return equals a fund's income and capital gain distributions, if any, plus or minus changes in net asset value. The fund's six-month taxable equivalent total return, for investors in a 31% federal income tax bracket, was -1.91%.**
     As of November 30, 1999, the fund's SEC 30-day yield was 4.93%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 7.14% on a taxable investment.


Q] What was your strategy amid this difficult market environment?

TOM] We took advantage of the rising interest rate environment to engage in what are known as "swaps." We sold bonds with lower interest rates, replacing them with similar--in terms of credit quality, maturity and structure--bonds with higher prevailing interest rates. These swaps generated two benefits for the fund.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/SM/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/SM/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:
 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.
This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Florida Municipal Bond Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                        SEMIANNUAL REPORT page 3

First, they helped increase the fund's income-producing potential. Second, the swaps helped enhance the fund's tax efficiency. Many of the bonds we sold were done so at prices below their purchase price, generating tax losses that can be used to offset capital gains. A tax loss can be used for this purpose anytime over an eight-year period, so we consider swaps to be a valuable tool for the fund.
     We identified other attractive opportunities throughout the period because as interest rates rose, yield "spreads" widened. The spread is the difference in yields between higher-rated and lower-rated securities. The higher yields on lower-rated and non-rated securities made them more attractive than their higher-rated counterparts on a risk-adjusted basis. Using the expertise of Nuveen Research, we considered only those bonds that we felt offered adequate compensation for the level of risk we assumed.
     On some occasions, we were able to improve the fund's call protection as we purchased newly issued bonds. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they tend to do more often when interest rates are falling and there's a financial incentive to refinance. Call protection helps to protect the fund's income stream by allowing us the luxury of hanging onto higher-yielding bonds if interest rates fall.
     Since interest rates were on the rise during the past six months, few individual investors were seeking out call protection. As a result, call protection was available fairly cheaply and, in many cases, at virtually no cost. By improving the call protection of the fund, the dividend income that shareholders receive may be more stable and less sensitive to interest rate changes in the future.

NUVEEN FLAGSHIP FLORDIA MUNICIPAL BOND FUND

Top Five Sectors

U.S. Guaranteed                 15%
----------------------------------
Housing (Multifamily)           14%
----------------------------------
Healthcare                      10%
----------------------------------
Tax Obligation (Limited)        10%
----------------------------------
Long-Term Care                  10%
----------------------------------

As a percentage of total bond holdings as to November 30, 1999. Holdings are subject to change.


Q] What is your outlook for Nuveen Flagship Florida Municipal Bond Fund?

TOM] As long as the yield spread remains wide and the economy remains sound, we believe that the lower- and non-rated segments of the market will continue to offer good value and help to maintain the fund's income potential. In addition, we will continue to engage in tax swapping when we're presented with attractive opportunities to do so.
     To the extent that investors seek out value in the bond market, municipals could benefit. As of November 30, 1999, municipal bonds traded at 97.14% of U.S. Treasury bonds. Though it is important to note that Treasury bonds are backed by the full faith and credit of the U.S. government, municipals are priced quite attractively to their Treasury counterparts.



NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed... 60%
AA.................... 10%
A..................... 13%
BBB/NR................ 17%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.


"Call protection
helps to protect
the fund's
income stream by
allowing us the
luxury of hanging
onto higher-yielding
bonds if interest
rates fall."



* The Lipper Peer Group returns represent the average annualized total return of the 64 funds in the Lipper Florida Municipal Debt Category for the six-month and one-year periods ended November 30, 1999 and 44 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.



SEMIANNUAL REPORT page 4

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999




Quick Facts
                           A Shares    B Shares   C Shares    R Shares
NAV                         $10.16      $10.17     $10.17      $10.16
----------------------------------------------------------------------
Fund Symbol                 FLOTX         N/A      FLCTX       NMFLX
----------------------------------------------------------------------
CUSIP                    67065L708   67065L658  67065L641   67065L872
----------------------------------------------------------------------
Inception Date                6/90        2/97       9/95        2/97
----------------------------------------------------------------------


Total Returns (Annualized)/+/
                         A Shares          B Shares       C Shares    R Shares
                       NAV     Offer     NAV      w/CDSC     NAV         NAV
1-Year               -2.68%   -6.73%    -3.38%   -7.06%     -3.12%      -2.46%
------------------------------------------------------------------------------
1-Year TER*          -0.39%   -4.54%    -1.43%   -5.11%     -1.09%      -0.07%
------------------------------------------------------------------------------
5-Year                6.50%    5.60%     5.83%    5.67%      5.95%       6.63%
------------------------------------------------------------------------------
Since Inception       6.56%    6.08%     6.05%    6.05%      5.99%       6.63%
------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years.
   Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
*  Taxable Equivalent Return (based on a federal income tax rate of 31%).

Tax-Free Yields



                              A Shares     B Shares   C Shares   R Shares
                             NAV   Offer      NAV        NAV        NAV
SEC 30-Day Yield            4.93%   4.72%      4.18%      4.38%      5.13%
--------------------------------------------------------------------------
Taxable Equivalent Yield    7.14%   6.84%      6.06%      6.35%      7.43%
--------------------------------------------------------------------------


Portfolio Statistics

Total Net Assets  $365.4 million
Average Effective
Maturity             19.44 years
Average Duration            7.72


Monthly Tax-Free Dividends (Class A Shares)/./

[BAR CHART APPEARS HERE]

Month       Amount

12/1998           $.0460
 1/1999            .0455
 2/1999            .0455
 3/1999            .0455
 4/1999            .0455
 5/1999            .0455
 6/1999            .0455
 7/1999            .0455
 8/1999            .0455
 9/1999            .0455
10/1999            .0455
11/1999            .0455

 . The Fund also paid shareholders capital gains and net ordinary income distributions in December 1998 of $0.0404 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.



                                                        SEMIANNUAL REPORT page 5

                        Portfolio of Investments (Unaudited)
                        Nuveen Flagship Florida Municipal Bond Fund
                        November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 4.6%

$   750,000     Clay County Development Authority, Industrial Development Revenue           7/02 at 102          AA-    $   786,660
                  Refunding Bonds (Cargill Incorporated Project), Series 1992,
                  6.400%, 3/01/11

  5,500,000     Escambia County, Florida, Pollution Control Revenue Bonds (Champion         8/04 at 102         Baa1      5,743,650
                  International Project), Series 1994, 6.900%, 8/01/22 (Alternative
                  Minimum Tax)

  8,350,000     Escambia County, Florida, Pollution Control Revenue Bonds (Champion         9/06 at 102         Baa1      8,200,285
                  International Project), Series 1996, 6.400%, 9/01/30 (Alternative
                  Minimum Tax)

    600,000     City of Jacksonville, Florida, Industrial Development Revenue Refunding     3/02 at 102          AA-        617,490
                  Bonds (Cargill Incorporated Project, Series 1992, 6.400%, 3/01/11

  1,500,000     Nassau County, Florida, Pollution Control Revenue Refunding Bonds           7/03 at 102          Baa      1,470,585
                  (ITT Rayonier Inc. Project), Series 1993, 6.200%, 7/01/15
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 0.8%

    300,000     Brevard County Educational Facilities Authority (Florida), Educational     11/02 at 102         BBB-        307,140
                  Facilities Refunding and Improvement Revenue Bonds, Series 1992,
                  6.875%, 11/01/22

  3,000,000     Volusia County Educational Facilities Authority (Florida), Educational      6/09 at 101          Aaa      2,727,000
                  Facilities Revenue Bonds (Stetson University Inc., Project),
                  Series 1999, 5.250%, 6/01/29
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 10.3%

  3,000,000     Jacksonville Health Facilities Authority, Florida, Hospital Facilities     11/01 at 102          AA+      3,181,800
                  Refunding Revenue Bonds, Series 1991 (St. Luke's Hospital Association
                  Project), 7.125%, 11/15/20

  6,000,000     City of Lakeland, Florida, Hospital Revenue Refunding Bonds (Lakeland      11/06 at 102          AAA      5,407,860
                  Regional Medical Center Project), Series 1996, 5.250%, 11/15/25

  2,100,000     Hospital Board of Directors of Lee County, Florida, Hospital Revenue        4/07 at 102          AAA      2,082,108
                  Bonds (Lee Memorial Health System), Fixed Rate Hospital Revenue
                  Bonds, 1997 Series A, 5.625%, 4/01/16

  2,320,000     Martin County Health Facilities Authority (Florida), Hospital Revenue      11/00 at 102          AAA      2,429,713
                  Refunding Bonds, Series 1990A (Martin Memorial Hospital), 7.125%,
                  11/15/04

                North Broward Hospital District (Florida), Refunding and Improvement
                Revenue Bonds, Series 1997:
  1,000,000       5.250%, 1/15/17                                                           1/07 at 101          AAA        940,210
  3,000,000       5.375%, 1/15/24                                                           1/07 at 101          AAA      2,793,000

  2,500,000     Orange County Health Facilities Authority, Florida, Hospital Revenue       11/01 at 102          AAA      2,652,050
                  Bonds, Series 1991-A (Adventist Health System/Sunbelt, Inc.),
                  6.875%, 11/15/15

  2,500,000     Orange County Health Facilities Authority, Florida, Hospital Revenue       11/01 at 102          AAA      2,646,250
                  Bonds, Series 1991-B, (Adventist Health System/Sunbelt, Inc.),
                  6.750%, 11/15/21

 10,645,000     Orange County Health Facilities Authority, Florida, Hospital Revenue       11/05 at 102          AAA      9,705,366
                  Bonds, Series 1995 (Adventist Health System/Sunbelt, Inc.),
                  5.250%, 11/15/20

  5,455,000     Orange County Health Facilities Authority, Florida, Hospital Revenue       No Opt. Call          AAA      5,794,792
                  Bonds (Orlando Regional Healthcare System), Series 1996C,
                  6.250%, 10/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 14.4%

    600,000     Housing Finance Authority of Broward County, Florida, Multifamily           2/05 at 102          AAA        644,250
                  Housing Revenue Refunding Bonds (Lakeside Apartments Project),
                  Series 1995, 7.000%, 2/01/25

    250,000     Housing Finance Authority of Broward County, Florida, Multifamily           8/06 at 102          AAA        255,348
                  Housing Revenue Refunding Bonds (Boardwalk Apartments Project),
                  Series 1996, 6.200%, 8/01/16

    940,000     Housing Finance Authority of Broward County, Florida, Multifamily          10/08 at 102          N/R        923,813
                  Housing Revenue Bonds (Stirling Apartments Project), Series 1998,
                  5.400%, 10/01/11 (Alternative Minimum Tax)

 11,300,000     Housing Finance Authority of Broward County, Florida, Multifamily           7/09 at 102          N/R     10,737,599
                  Housing Revenue Bonds (The Pier Club Apartments Project),
                  Series 1999, 7.000%, 7/01/34

  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$ 2,700,000     Duval County Housing Finance Authority, Florida, Multifamily                4/05 at 102         BBB+      2,829,141
                  Housing Revenue Refunding Bonds, Series 1995 (Greentree Place
                  Project), 6.750%, 4/01/25

    710,000     Florida Housing Finance Agency, General Mortgage Revenue Refunding          6/02 at 103          AAA        729,490
                  Bonds, 1992 Series A, 6.400%, 6/01/24

                Florida Housing Finance Agency, Housing Revenue Bonds (Antigua Club
                Apartments Project), 1995 Series A1:
  1,000,000       6.750%, 8/01/14 (Alternative Minimum Tax)                                 2/05 at 102          AAA      1,051,390
  5,000,000       6.875%, 8/01/26 (Alternative Minimum Tax)                                 2/05 at 102          AAA      5,263,200

  1,115,000     Florida Housing Finance Agency, Housing Revenue Bonds (Brittany of          2/05 at 102          AAA      1,173,694
                  Rosemont Apartments Project), 1995 Series C1, 6.875%, 8/01/26
                  (Alternative Minimum Tax)

                Florida Housing Finance Agency, Housing Revenue Bonds (The Vineyards
                Project), 1995 Series H:
  1,260,000       6.400%, 11/01/15                                                         11/05 at 102         BBB+      1,286,548
  1,660,000       6.500%, 11/01/25                                                         11/05 at 102         BBB+      1,694,843

  2,000,000     Florida Housing Finance Agency, Multifamily Housing Revenue Refunding       8/06 at 102          AAA      2,042,780
                  Bonds, 1991 Series C, 6.200%, 8/01/16

  3,500,000     Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series H       10/06 at 102          AAA      3,540,110
                  (Villas of Capri Project), 6.100%, 4/01/17 (Alternative Minimum Tax)

  1,000,000     Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series N        9/06 at 102          AAA      1,014,650
                  (Leigh Meadows Apartments Project), 6.300%, 9/01/36 (Alternative
                  Minimum Tax)

  1,000,000     Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series O        9/06 at 102          AAA      1,014,650
                 (Stoddert Arms Apartments Project), 6.300%, 9/01/36 (Alternative
                 Minimum Tax)

    700,000     Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series T       12/06 at 102          AAA        690,830
                  (The Landings at Sea Front Apartments Project), 6.050%, 12/01/36
                  (Alternative Minimum Tax)

  1,440,000     Florida Housing Finance Agency, Multifamily Housing Revenue Bonds,         12/99 at 103          AAA      1,485,202
                  1989 Series I (GNMA Collateralized-Driftwood Terrace Apartments
                  Project), 7.650%, 12/20/31 (Alternative Minimum Tax)

  2,500,000     Florida Housing Finance Agency, Housing Revenue Bonds, 1997 Series L        5/08 at 102          AAA      2,217,325
                  (Sarah's Place Apartments Project), 5.400%, 11/01/32 (Alternative
                  Minimum Tax)

 10,000,000     Florida Housing Finance Agency, Housing Revenue Bonds, Series 1998 T1       7/08 at 102          N/R      9,148,400
                  (Whistler's Cove Apartment Project), 6.500%, 1/01/39 (Alternative
                  Minimum Tax (Mandatory put 1/01/28)

  1,670,000     Florida Housing Finance Agency, Housing Revenue Refunding Bonds,           12/08 at 102           A+      1,511,584
                  1998 Series O (Hunters Ridge at Deerwood Apartments), 5.250%,
                  12/01/18

  1,000,000     Orange County Housing Finance Authority (Florida), Multifamily             10/01 at 101         BBB+      1,009,790
                  Housing Revenue Bonds (Ashley Point Apartments Project), 1994
                  Series A, 7.100%, 10/01/24 (Alternative Minimum Tax)

  1,925,000     Osceola County Housing Finance Authority, Multifamily Housing Revenue       6/07 at 100          AAA      1,823,187
                  Bonds (Tierra Vista Apartments Project), Series 1997A, 5.800%,
                  12/01/29 (Alternative Minimum Tax)

    750,000     Housing Finance Authority of Palm Beach County, Florida, Multifamily        6/08 at 102          N/R        705,720
                  Housing Revenue Bonds (Windsor Park Apartments Project), Series 1998,
                  5.900%, 6/01/38 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.3%

  2,350,000     Housing Finance Authority of Broward County, Florida, Home Mortgage        No Opt. Call          AAA        458,650
                Revenue Bonds, 1985 Series A, 0.000%, 4/01/16

  1,120,000     Housing Finance Authority of Broward County, Florida, GNMA                  3/00 at 102           AA      1,144,864
                  Collateralized Home Mortgage Revenue Bonds, 1990 Series A, 7.900%,
                  3/01/23 (Alternative Minimum Tax)

  1,825,000     Housing Finance Authority of Clay County, Florida, Single Family            3/05 at 102          Aaa      1,865,898
                  Mortgage Revenue Bonds, Series 1995 (Multi-County Program), 6.550%,
                  3/01/28 (Alternative Minimum Tax)

  2,000,000     Housing Finance Authority of Clay County, Florida, Single Family            4/07 at 102          Aaa      1,811,400
                  Mortgage Revenue Bonds, Series 1998 (Multi-County Program), 5.450%,
                  4/01/31 (Alternative Minimum Tax)

    185,000     Housing Finance Authority of Dade County (Florida), Single Family           9/00 at 102          Aaa        190,197
                  Mortgage Revenue Bonds, 1990 Series B, 7.750%, 3/01/17 (Alternative
                  Minimum Tax)

    625,000     Housing Finance Authority of Dade County (Florida), Single Family           3/01 at 102          Aaa        642,869
                  Mortgage Revenue Bonds, Series B, 7.250% 9/01/23 (Alternative
                  Minimum Tax)

                        Portfolio of Investments (Unaudited)
                        Nuveen Flagship Florida Municipal Bond Fund (continued) November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$   461,000     Housing Finance Authority of Dade County (Florida), Single Family          12/01 at 102          AAA     $  474,996
                  Mortgage Revenue Refunding Bonds, 1991 Series D, 6.950%, 12/15/12

     35,000     Housing Finance Authority of Dade County (Florida), Single Family           3/01 at 102          Aaa         35,840
                  Mortgage Revenue Bonds, 1991 Series E, 7.000%, 3/01/24

  1,000,000     Housing Finance Authority of Dade County (Florida), Single Family           4/05 at 102          AAA      1,022,920
                  Mortgage Revenue Bonds, Series 1995, 6.700%, 4/01/28 (Alternative
                  Minimum Tax)

    255,000     Duval County Housing Finance Authority, Single Family Mortgage              6/00 at 102          Aaa        261,378
                  Revenue Bonds (GNMA Mortgage Backed Securities Program),
                  Series 1990B, 7.500%, 6/01/15

                Duval County Housing Finance Authority, Single Family Mortgage
                Revenue Bonds (GNMA Mortgage Backed Securities Program), Series 1990A:
    260,000       7.650%, 9/01/10                                                           9/00 at 103          AAA        269,594
    125,000       7.850%, 12/01/22 (Alternative Minimum Tax)                                6/00 at 102          Aaa        128,198

    575,000     Duval County Housing Finance Authority, Single Family Mortgage Revenue     10/04 at 102          Aaa        587,294
                  Bonds (GNMA  Mortgage-Backed Securities Program), Series 1994,
                  6.550%, 10/01/15 (Alternative Minimum Tax)

  1,570,000     Escambia County Housing Finance Authority (Florida), Single Family          4/01 at 102          Aaa      1,615,828
                  Mortgage Revenue Bonds, Series 1991A (Multi-County Program),
                  7.400%, 10/01/23 (Alternative Minimum Tax)

    250,000     Escambia County Housing Finance Authority (Florida), Single Family          4/02 at 102          Aaa        255,870
                  Mortgage Revenue Bonds, Series 1992A (Multi-County Program),
                  6.900%, 4/01/20 (Alternative Minimum Tax)

    565,000     Escambia County Housing Finance Authority (Florida), Single Family          4/05 at 102          AAA        584,905
                  Mortgage Revenue Bonds (Multi-County Program), Series 1995,
                  6.950%, 10/01/27 (Alternative Minimum Tax)

  1,105,000     Florida Housing Finance Agency, Single Family Mortgage Revenue              7/04 at 102          AAA      1,129,409
                  Refunding Bonds Series A, 6.250%, 7/01/11

                Florida Housing Finance Agency, Single Family Mortgage Revenue
                Refunding Bonds, Series 1995A:
    705,000       6.550%, 7/01/14 (Alternative Minimum Tax)                                 1/05 at 102          AAA        723,795
    705,000       6.650%, 1/01/24 (Alternative Minimum Tax)                                 1/05 at 102          AAA        728,216

    970,000     Housing Finance Authority of Lee County, Florida, Single Family             3/08 at 105          Aaa      1,006,394
                  Mortgage Revenue Bonds, Series 1998A, Subseries 1,2,3,4, 6.300%,
                  3/01/29 (Alternative Minimum Tax)

    265,000     Housing Finance Authority of Leon County (Florida), Single Family           4/01 at 102          Aaa        272,030
                  Mortgage Revenue Bonds, 1991 Series A, (Multi-County Program),
                  7.300%, 4/01/21 (Alternative Minimum Tax)

  1,780,000     Housing Finance Authority of Leon County (Florida), Single Family          No Opt. Call          AAA      1,928,292
                  Mortgage Revenue Bonds (Multi-County Program), Series 1995B, 7.300%,
                  1/01/28 (Alternative Minimum Tax)

    550,000     Housing Finance Authority of Manatee County, Florida, Single Family        11/05 at 102          Aaa        592,993
                  Mortgage Revenue Bonds, Series 1994-Sub Series 3, 7.600%,
                  11/01/26 (Alternative Minimum Tax)

    255,000     Orange County Housing Finance Authority, GNMA Collateralized Mortgage       7/00 at 103          AAA        265,985
                  Revenue Refunding Bonds, 1990 Series A, 7.600%, 1/01/24

  2,000,000     Orange County Housing Finance Authority, Homeowner Revenue Bonds,           9/07 at 102          Aaa      1,745,260
                  1998 Series A-1, 5.200%, 9/01/23 (Alternative Minimum Tax)

  9,125,000     Orange County Housing Finance Authority, Homeowner Revenue Bonds,       9/08 at 101 1/2          Aaa      1,345,390
                  1999 Series A-2, 0.000%, 3/01/31

  2,300,000     Orange County Housing Finance Authority, Homeowner Revenue Bonds,       9/08 at 101 1/2          Aaa      2,131,755
                  1999 Series A-1, 5.600%, 9/01/24 (Alternative Minimum Tax)

    720,000     Housing Finance Authority of Palm Beach County, Florida, Single             9/00 at 103          Aaa        746,316
                  Family Mortgage Revenue Bonds, 1990 Series B, 7.600%, 3/01/23

  1,595,000     Pinellas County Housing Finance Authority, Single Family Mortgage           2/05 at 102          AAA      1,644,971
                  Revenue Bonds (Multi-County Program), Series 1995A, 6.650%,
                  8/01/21 (Alternative Minimum Tax)

  2,345,000     Pinellas County Housing Finance Authority, Single Family Mortgage           3/07 at 102          Aaa      2,423,464
                  Revenue Bonds, Series 1998A (Multi-County Program), 6.850%,
                  3/01/29 (Alternative Minimum Tax)

  1,050,000     Pinellas County Housing Finance Authority, Single Family Mortgage           3/07 at 102          Aaa        994,844
                  Revenue Bonds (Multi-County Program), Series 1997C, 5.800%,
                  3/01/29 (Alternative Minimum Tax)


  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$ 1,160,000     Polk County Housing Finance Authority, Single Family Mortgage               3/01 at 102          Aaa     $1,200,936
                  Revenue Refunding Bonds, Series 1991A, 7.150%, 9/01/23
-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 9.8%

 10,000,000     City of Atlantic Beach, Florida, Health Care Facilities Revenue            10/09 at 101            A      9,643,100
                  Refunding Bonds (Fleet Landing Project), Series 1999, 6.000%,
                  10/01/29 (WI)

  2,735,000     Dade County Health Facilities Authority, Revenue and Revenue Refunding      8/00 at 102           A1      2,823,176
                  Bonds, Series 1990 (Catholic Health and Rehabilitation Services, Inc.
                  Project), 7.125%, 8/15/09

                Escambia County Health Facilities Authority (Florida), Health Facilities
                Revenue Bonds (Azalea Trace, Inc.), Series 1997:
  1,000,000       6.000%, 1/01/15                                                           1/07 at 102          N/R        933,660
  1,595,000       6.100%, 1/01/19                                                           1/07 at 102          N/R      1,495,089

                Jacksonville Health Facilities Authority (Florida), Tax Exempt
                Industrial Development Revenue Bonds (National Benevolent
                Association - Cypress Village Florida Project), Series 1996A:
    690,000       6.125%, 12/01/16                                                         12/06 at 102         Baa2        662,241
  1,000,000       6.250%, 12/01/26                                                         12/06 at 102         Baa2        945,350

  3,000,000     Orange County Health Facilities Authority, Tax-Exempt Mortgage              7/09 at 101          AAA      2,786,250
                  Revenue Bonds (South Central Nursing Homes, Inc. Project), Series
                  1999A, 5.500%, 7/01/32

  1,550,000     Osceola County Industrial Development Authority (Osceola County,            5/01 at 102          AAA      1,625,346
                  Florida), Revenue Bonds, Series 1991 (The Evangelical Lutheran
                  Good Samaritan Society Project), 6.750%, 5/01/16

  8,000,000     Palm Beach County Health Facilities Authority, Retirement Community        11/06 at 102           A-      7,363,120
                  Revenue Bonds (Adult Communities Total Services, Inc. Obligated
                  Group), Series 1996, 5.625%, 11/15/20

  4,000,000     Palm Beach County, Florida, Industrial Development Revenue Bonds,          12/06 at 102           A+      4,084,160
                  Series 1996 (Lourdes-Noreen McKeen Residence for Geriatric Care, Inc.
                  Project), 6.625%, 12/01/26

                Sarasota County Health Facilities Authority, Health Facilities Revenue
                Refunding Bonds, Series 1995 (Sunnyside Properties Project):
    585,000       5.500%, 5/15/01                                                          No Opt. Call          N/R        589,317
    540,000       5.500%, 5/15/02                                                          No Opt. Call          N/R        545,378
    570,000       5.500%, 5/15/03                                                          No Opt. Call          N/R        575,603
    600,000       5.500%, 5/15/04                                                          No Opt. Call          N/R        604,008
    170,000       5.500%, 5/15/05                                                          No Opt. Call          N/R        169,924
  1,000,000       6.000%, 5/15/10                                                           5/06 at 102          N/R        951,100
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.2%

                Village of Bolingbrook, Illinois, General Obligation Bonds,
                Series 1999C Refunding:
  2,540,000       0.000%, 1/01/29                                                        1/09 at 33 7/8          AAA        399,669
  7,750,000       0.000%, 1/01/31                                                       1/09 at 30 5/16          AAA      1,070,663
  7,750,000       0.000%, 1/01/33                                                       1/09 at 27 3/32          AAA        939,610
  1,325,000       0.000%, 1/01/34                                                      1/09 at 25 21/32          AAA        150,719

  4,000,000     State of Florida, Full Faith and Credit, Broward County Expressway         No Opt. Call          AA+      5,246,440
                  Authority, Series of 1984, 9.875%, 7/01/09

  1,000,000     State of Florida, Full Faith and Credit, Broward County Expressway         No Opt. Call          AA+      1,413,490
                  Authority, Series of 1984 (General Obligation Bonds), 10.000%, 7/01/14

  2,165,000     State of Florida, Full Faith and Credit, State Board of Education,         No Opt. Call          AA+      2,885,988
                  Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14

  3,000,000     State of Florida, Full Faith and Credit, State Board of Education,          6/00 at 100          AA+      2,626,140
                  Public Education Capital Outlay Refunding Bonds, Series 1989-A,
                  5.000%, 6/01/24

                State of Florida, Full Faith and Credit, State Board of Education,
                Public Education Capital Outlay Bonds, 1996 Series B:
  2,220,000       4.750%, 6/01/21                                                           6/07 at 101          AA+      1,881,295
  4,120,000       4.500%, 6/01/27                                                           6/07 at 101          AA+      3,244,047

  5,000,000     State of Florida, Full Faith and Credit, State Board of Education,          6/08 at 101          AAA      4,209,600
                  Public Education Capital Outlay Bonds, 1997 Series B, 4.750%, 6/01/23

  3,000,000     State of Florida, Full Faith and Credit, State Board of Education,          6/09 at 101          AAA      2,408,190
                  Public Education Capital Outlay Refunding Bonds, 1999 Series B,
                  4.500%, 6/01/24

                         9

                   Portfolio of Investments (Unaudited)
                   Nuveen Flagship Florida Municipal Bond Fund (continued) November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

                Palm Beach County, Florida, General Obligation Bonds (Recreational
                and Cultural Facilities Program), Series 1999A:
$ 1,560,000       5.750%, 8/01/18                                                           8/09 at 100          Aa1    $ 1,566,178
  1,970,000       5.750%, 8/01/19                                                           8/09 at 100          Aa1      1,971,990
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 10.3%

                School Board of Brevard County, Florida, Certificates of
                Participation, Series 1996A:
    500,000       5.400%, 7/01/11                                                          No Opt. Call          AAA        507,075
    500,000       5.400%, 7/01/12                                                          No Opt. Call          AAA        503,380
  3,100,000       5.500%, 7/01/21                                                           7/05 at 102          AAA      2,955,013

                Dade County, Florida, Special Obligation and Refunding Bonds,
                Series 1996B:
  4,835,000       0.000%, 10/01/07                                                         No Opt. Call          AAA      3,262,175
  3,585,000       5.000%, 10/01/35                                                         10/06 at 102          AAA      3,080,447

    190,000     Certificates of Participation, Series 1992, The School Board of             2/02 at 100          AAA        195,795
                  Escambia County, Florida, 6.375%, 2/01/12

  1,500,000     Certificates of Participation, Series 1994, The Department of               3/04 at 102           A+      1,532,325
                  Corrections (State of Florida), 6.000%, 3/01/14

  3,105,000     City of Gulf Breeze (Florida), Local Government Loan Program,              12/99 at 102          AAA      3,175,763
                  Floating Rate Demand Revenue Bonds, Boca Raton Projects,
                  Series 1985E, 7.750%, 12/01/15

  1,000,000     City of Gulf Breeze (Florida), Local Government Loan Program,              No Opt. Call          AAA      1,040,610
                  Floating Rate Demand Revenue Bonds, Series 1985B Remarketed 9/1/95,
                  5.900%, 12/01/15 (Mandatory put 12/01/11)

  5,000,000     The County of Hernando, Florida (Criminal Justice Complex Financing        No Opt. Call          AAA      6,100,750
                  Program), 1986 Series, 7.650%, 7/01/16

    250,000     City of Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds,       10/02 at 102          AAA        266,010
                  Series 1992, 6.500%, 10/01/13

  1,010,000     Martin County, Florida, Special Assessment Bonds, Series 1995              11/05 at 100           A2      1,030,887
                  (Tropical Farms Water and Sewer Special Assessment District),
                  5.900%, 11/01/11

  1,000,000     Miami Beach Redevelopment Agency (Florida), Tax Increment Revenue          12/04 at 102         Baa1        942,380
                  Bonds, Series 1993 (City Center/Historic Convention Village),
                  5.875%, 12/01/22 (Alternative Minimum Tax)

  1,750,000     Northern Palm Beach County Improvement District, Water Control and          8/09 at 101          N/R      1,608,583
                  Development Bonds, Unit of Development No. 9B, Series 1999,
                  6.000%, 8/01/29

  4,115,000     School Board of Orange County, Florida, Master Lease Program,               8/07 at 101          Aaa      3,848,924
                  Certificates of Participation, Series 1997A, 5.375%, 8/01/22

  1,000,000     School Board of Palm Beach County, Florida, Certificates of                 8/04 at 101          AAA      1,082,490
                  Participation, Series 1994A, 6.375%, 8/01/15

  1,000,000     City of Palm Beach Gardens, Florida, Special Obligation Revenue             1/00 at 102          AAA      1,022,370
                  Bonds, Series 1990, 7.250%, 7/01/15

  4,500,000     Puerto Rico Highway and Transportation Authority, Highway Revenue           7/16 at 100            A      4,152,915
                  Bonds, Series Y of 1996, 5.500%, 7/01/36

  3,300,000     City of Tampa, Florida, Utilities Tax Improvement Bonds, Series 1996,      No Opt. Call          AAA      1,201,266
                  0.000%, 4/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.2%

  1,000,000     Dade County, Florida, Aviation Facilities Revenue Bonds, 1992              10/02 at 102          AAA      1,061,230
                  Series B, 6.550%, 10/01/13 (Alternative Minimum Tax)

  1,250,000     Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds       10/07 at 101          AAA      1,135,500
                  of the City of Orlando, Florida, Series 1997, 5.250%, 10/01/23
                  (Alternative Minimum Tax)

  1,000,000     Hillsborough County Aviation Authority, Florida, Tampa International       10/06 at 102          AAA      1,000,590
                  Airport Revenue Bonds, Series 1996B, 5.875%, 10/01/23

  1,845,000     Palm Beach County, Florida, Airport System Revenue Refunding Bonds,        No Opt. Call          AAA      1,895,369
                  Series 1991, 7.500%, 10/01/00

                Sanford Airport Authority (Florida), Industrial Development Revenue
                Bonds (Central Florida Terminals Inc. Project), Series 1995A:
  3,000,000       7.500%, 5/01/15 (Alternative Minimum Tax)                                 5/06 at 102          N/R      3,034,530
  3,270,000       7.750%, 5/01/21 (Alternative Minimum Tax)                                 5/06 at 102          N/R      3,410,054

 Principal                                                                               Optional Call                      Market
    Amount       Description                                                               Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed - 14.8%
$1,925,000       City of Boynton Beach, Florida, Water and Sewer Utility Revenue          11/00 at 102          AAA     $2,022,116
                   Bonds, Series 1990, 7.400%, 11/01/15 (Pre-refunded to 11/01/00)

 1,500,000       Certificates of Participation, Series 1990A, The School Board of          7/00 at 102          AAA      1,557,015
                   Broward County, Florida, 7.125%, 7/01/10 (Pre-refunded to 7/01/00)

   255,000       Dade County, Florida, Special Obligation Bonds (Courthouse Center         4/04 at 102        A3***        275,352
                   Project), Series 1994, 6.300%, 4/01/14 (Pre-refunded to 4/01/04)

 1,500,000       Dade County Health Facilities Authority (Florida), Hospital              No Opt. Call          AAA      1,504,140
                   Revenue Bonds, Series 1991A (Baptist Hospital of Miami Project),
                   5.750%, 5/01/21

   300,000       Dade County Health Facilities Authority (Florida), Hospital               8/02 at 102          AAA        321,267
                   Revenue Refunding Bonds, Series 1992 (North Shore Medical Center
                   Project), 6.500%, 8/15/15 (Pre-refunded to 8/15/02)

   310,000       Certificates of Participation, Series 1992, The School Board of           2/02 at 100          AAA        322,825
                   Escambia County, Florida, 6.375%, 2/01/12 (Pre-refunded to 2/01/02)

   300,000       State of Florida, Full Faith and Credit, Pollution Control Bonds,         7/02 at 101       AA+***        318,444
                   Series Y, Division of Bond Finance of the Department of General
                   Services, 6.600%, 7/01/17 (Pre-refunded to 7/01/02)

   335,000       State of Florida, Full Faith and Credit, State Board of Education,       No Opt. Call          AAA        445,399
                   Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14

 5,000,000       State of Florida, Full Faith and Credit, State Board of Education,        6/01 at 101          AAA      5,226,800
                   Public Education Capital Outlay Bonds, Series 1991-B,  6.700%,
                   6/01/22 (Pre-refunded to 6/01/01)

 2,000,000       State of Florida, Full Faith and Credit, State Board of Education,        6/02 at 101          Aaa      2,124,020
                   Public Education Capital Outlay Bonds, Series 1991-C, 6.625%,
                   6/01/17 (Pre-refunded to 6/01/02)

 2,990,000       Hillsborough County (Florida), Environmentally Sensitive Land             7/02 at 102       Aa3***      3,177,503
                   Acquisition and Protection Program Bonds, Series 1992, 6.250%,
                   7/01/08 (Pre-refunded to 7/01/02)

 1,000,000       Hillsborough County Port District, Florida (Tampa Port Authority),       12/00 at 102      Baa1***      1,060,320
                   Revenue Bonds, Series 1990, 8.250%, 6/01/09 (Pre-refunded to
                   12/01/00)

   250,000       Hillsborough County, Florida, Capital Improvement Non-Ad Valorem          1/00 at 102         A***        255,505
                   Revenue Bonds (Museum of Science and Industry Project), Series
                   1992, 6.400%, 1/01/12 (Pre-refunded to 1/01/00)

 1,635,000       Hillsborough County, Florida, Refunding Utility Revenue Bonds,            8/01 at 102      BBB+***      1,734,751
                   Series 1991A, 7.000%, 8/01/14 (Pre-refunded to 8/01/01)

   250,000       City of Hollywood, Florida, Water and Sewer Revenue Bonds,               10/01 at 102          AAA        266,220
                   Series 1991, 6.875%, 10/01/21 (Pre-refunded to 10/01/01)

 1,810,000       Jacksonville Electric Authority (Jacksonville, Florida), Bulk        10/00 at 101 1/2          Aaa      1,881,875
                   Power Supply System Revenue Bonds (Scherer 4 Project, Issue
                   One, Series 1991A), 7.000%, 10/01/12 (Pre-refunded to 10/01/00)

 1,500,000       Town of Lady Lake, Florida, Industrial Development Revenue Bonds          7/00 at 102       N/R***      1,577,325
                   (Sunbelt Utilities, Inc. Project), Series 1990, 9.625%, 7/01/15
                   (Alternative Minimum Tax) (Pre-refunded to 7/01/00)

 1,000,000       Martin County Health Facilities Authority (Florida), Hospital Revenue    11/00 at 102          AAA      1,048,810
                   Bonds, Series 1990B (Martin Memorial Hospital South Project),
                   7.100%, 11/15/20 (Pre-refunded to 11/15/00)

 1,050,000       City of Naples, Florida, Hospital Revenue Bonds (Naples Community        10/00 at 102          AAA       1,098,237
                   Hospital, Inc. Project), Series 1990, 7.200%, 10/01/19
                   (Pre-refunded to 10/01/00)

 1,195,000       City of North Miami Health Facilities Authority, Health Facility          8/00 at 102        A+***      1,245,799
                   Revenue Bonds (Villa Maria Nursing and Rehabilitation Center Project),
                   Series 1985B Remarketed (Bon Secours Health System), 7.500%,
                   9/01/12 (Pre-refunded to 8/01/00)

 3,400,000       North Springs Improvement District (Florida), Water and Sewer            10/01 at 102       N/R***      3,687,776
                   Revenue Bonds, Series 1991, 8.000%, 10/01/16 (Pre-refunded to
                   10/01/01)

   145,000       Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%,     1/00 at 102          AAA        148,167
                   1/01/19 (Pre-refunded to 1/01/00)

 1,750,000       Orange County, Florida, Tourist Development Tax Revenue Bonds,           10/00 at 102          AAA      1,831,375
                   Series 1990, 7.250%, 10/01/10 (Pre-refunded to 10/01/00)

   235,000       Orange County, Florida, Water Utilities System Revenue Bonds,             4/02 at 102          AAA        248,968
                   Series 1992, 6.250%, 10/01/17 (Pre-refunded to 4/01/02)

 1,750,000       Palm Beach County, Florida, Criminal Justice Facilities Revenue           6/00 at 102          AAA      1,813,280
                   Bonds, Series 1990, 7.250%, 6/01/11 (Pre-refunded to 6/01/00)

             Portfolio of Investments (Unaudited)
             Nuveen Flagship Florida Municipal Bond Fund (continued) November 30, 1999


  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$ 1,425,000     Puerto Rico Electric Power Authority, Power Revenue                         7/01 at 102          Aaa     $1,515,288
                 Bonds, Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

    500,000     City of St. Petersburg Health Facilities Authority (Florida),              12/01 at 102          AAA        533,780
                 Revenue Bonds, Series 1985 A (Allegany Health System Loan Program),
                 7.000%, 12/01/15 (Pre-refunded to 12/01/01)

  2,000,000     City of St. Petersburg Health Facilities Authority (Florida),              12/03 at 100          AAA      2,161,260
                 Allegany Health System Revenue Bonds, Series 1991 (St. Anthony's
                 Health Care Center, Inc.), 6.750%, 12/01/21 (Pre-refunded to 12/01/03)

  1,610,000     City of St. Petersburg Health Facilities Authority (Florida),              12/01 at 102          AAA      1,723,586
                 Allegany Health System Revenue Bonds, Series 1991 (St. Mary's
                 Hospital, Inc.), 7.000%, 12/01/21 (Pre-refunded to 12/01/01)

  2,500,000     School Board of Seminole County, Florida, Certificates of                   7/04 at 101          AAA      2,741,750
                 Participation, Series 1994B, 6.750%, 7/01/14 (Pre-refunded to 7/01/04)

  5,000,000     Sunrise Lakes Phase 4 Recreation District (Florida), General Obligation     8/05 at 102      BBB-***      5,556,250
                 and Revenue Bonds, Series 1995A, 6.750%, 8/01/24
                 (Pre-refunded to 8/01/05)

  1,000,000     City of Tampa (Florida), Allegany Health System Revenue Bonds, Series      12/01 at 102          AAA      1,060,630
                  1991 (St. Joseph's Hospital, Inc.), 6.750%, 12/01/17
                 (Pre-refunded to 12/01/01)

  2,000,000     City of Tampa (Florida), Allegany Health System Revenue Bonds, Series      12/04 at 102          AAA      2,193,840
                 1994 (St. Joseph's Hospital, Inc. Issue), 6.500%, 12/01/23
                 (Pre-refunded to 12/01/04)

    335,000     City of Tampa, Florida, Water and Sewer System Revenue Bonds, Series       10/02 at 101          AAA        352,403
                 1992, 6.000%, 10/01/17 (Pre-refunded to 10/01/02)

  1,000,000     Turtle Run Community Development District (Coral Springs, Florida),         5/03 at 100      BBB+***      1,056,470
                 Water Management Benefit Tax Refunding Bonds, Series 1993, 6.400%,
                 5/01/11 (Pre-refunded to 5/01/03)
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 8.2%

  3,775,000     Broward County, Florida, Resource Recovery Revenue Bonds, Series 1984      12/99 at 103           A+      3,897,235
                 (SES Broward Company, L.P. - South Project), 7.950%, 12/01/08

  6,000,000     Citrus County, Florida, Pollution Control Refunding Revenue Bonds,          1/02 at 102           A+      6,166,440
                 Series 1992A (Florida Power Corporation - Crystal River Power Plant
                 Project), 6.625%, 1/01/27

  2,500,000     Hillsborough County Industrial Development Authority (Florida),             8/01 at 103           AA      2,694,550
                 Pollution Control Revenue Bonds (Tampa Electric Company Project),
                 Series 1991, 7.875%, 8/01/21

  1,000,000     City of Lakeland, Florida, Energy System Refunding Revenue Bonds,          No Opt. Call          AAA      1,076,370
                 Series 1999C, 6.050%, 10/01/12

  2,125,000     Lee County, Florida, Solid Waste System Revenue Bonds, Series 1991A,       10/01 at 102          AAA      2,243,830
                 7.000%, 10/01/11 (Alternative Minimum Tax)

  2,000,000     Martin County, Florida, Pollution Control Revenue Refunding Bonds           7/00 at 102          AAA      2,071,100
                 (Florida Power and Light Company Project), Series 1990,
                 7.300%, 7/01/20

  1,000,000     Orlando Utilities Commission, Water and Electric Subordinated              No Opt. Call          Aa2      1,120,110
                 Revenue Bonds, Series 1989D, 6.750%, 10/01/17

  1,250,000     Orlando Utilities Commission, Water and Electric Subordinated              10/02 at 102          Aa2      1,259,513
                 Revenue Bonds, Series 1992A, 6.000%, 10/01/20

  4,000,000     Pinellas County, Florida, Pollution Control Refunding Revenue               6/01 at 102           A+      4,229,720
                 Bonds (Florida Power Corporation - Anclote and Bartow Power
                 Plants Project), Series 1991, 7.200%, 12/01/14

  3,000,000     St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds               2/01 at 102          AA-      3,136,110
                  (Florida Power and Light Company Project), Series 1991, 7.150%,
                 2/01/23 (Alternative Minimum Tax)

  2,000,000     St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds               5/02 at 102          AA-      2,082,860
                  (Florida Power and Light Company Project), Series 1992, 6.700%,
                 5/01/27 (Alternative Minimum Tax)



  Principal                                                                               Optional Call                      Market
     Amount     Description                                                                 Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.8%

$  1,000,000    City of Callaway, Bay County, Florida, Wastewater System Revenue            9/06 at 102          AAA     $1,012,440
                 Bonds, Series 1996A, 6.000%, 9/01/26

                City of Clearwater, Florida, Water and Sewer Revenue Refunding
                Bonds, Series 1998:
   2,155,000     0.000%, 12/01/12                                                      12/08 at 85 7/16          AAA      1,052,890
   1,000,000     0.000%, 12/01/13                                                     12/08 at 80 15/16          AAA        456,140
   1,000,000     0.000%, 12/01/18                                                       12/08 at 62 1/8          AAA        322,480

                Dade County, Florida, Water and Sewer System Revenue Bonds,
                Series 1997:
   3,000,000     5.250%, 10/01/21                                                          10/07 at 101          AAA      2,774,190
   7,500,000     5.250%, 10/01/26                                                          10/07 at 101          AAA      6,841,950

   1,000,000    Town of Davie, Florida, Water and Sewer Improvement and Refunding          10/02 at 102          AAA      1,025,200
                 Revenue Bonds, Series 1992, 6.250%, 10/01/17

     600,000    City of Daytona Beach, Florida, Water and Sewer Revenue Bonds, Series      11/02 at 102          AAA        623,244
                 1992, 6.000%, 11/15/14

   2,000,000    Escambia County Utilities Authority (Florida), Utility System Revenue      No Opt. Call          AAA        844,800
                 Bonds, Series 1992B, 0.000%, 1/01/15

   5,750,000    Hillsborough County, Florida, Refunding Utility Revenue Bonds, Series       8/01 at 102          AAA      6,037,845
                 1991A, 6.500%, 8/01/16

     375,000    City of Jacksonville, Florida, Water and Sewer Development Revenue Bonds,   6/02 at 102            A        391,579
                 Series 1992 (Jacksonville Suburban Utilities Corporation Project),
                 6.750%, 6/01/22 (Alternative Minimum Tax)

     250,000    Town of Jupiter, Florida, Water Revenue Bonds, Series 1992B, 6.250%,       10/01 at 102          AAA        263,513
                 10/01/18

                Manatee County, Florida, Public Utilities Revenue Refunding and
                Improvement Bonds, Series 1991 C:
   1,850,000     0.000%, 10/01/08                                                          No Opt. Call          AAA      1,178,913
   2,800,000     0.000%, 10/01/09                                                          No Opt. Call          AAA      1,684,251

     265,000    Orange County, Florida, Water Utilities System Revenue Bonds, Series        4/02 at 102          AAA        271,061
                 1992, 6.250%, 10/01/17

     165,000    City of Tampa, Florida, Water and Sewer System Revenue Bonds, Series       10/02 at 101          AAA        167,434
                 1992, 6.000%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
$399,526,000    Total Investments - (cost $360,498,326) - 99.7%                                                         364,381,840
============------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.3%                                                                      1,061,891
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $365,443,731
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
Nuveen Flagship Florida Municipal Bond Fund
November 30, 1999


-------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $  364,381,840
Cash                                                                  4,378,006
Receivables:
 Interest                                                             6,660,724
 Investments sold                                                       316,115
 Shares sold                                                            521,771
Other assets                                                            416,672
-------------------------------------------------------------------------------
   Total assets                                                     376,675,128
-------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                9,806,767
 Shares redeemed                                                        713,406
Accrued expenses:
 Management fees (note 6)                                               162,161
 12b-1 distribution and service fees (notes 1 and 6)                     68,974
 Other                                                                   18,683
Dividends payable                                                       461,406
-------------------------------------------------------------------------------
   Total liabilities                                                 11,231,397
-------------------------------------------------------------------------------
Net assets (note 7)                                              $  365,443,731
===============================================================================
Class A Shares (note 1)
Net assets                                                       $  271,245,930
Shares outstanding                                                   26,685,253
Net asset value and redemption price per share                   $        10.16
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                $        10.61
===============================================================================
Class B Shares (note 1)
Net assets                                                       $   18,545,926
Shares outstanding                                                    1,824,020
Net asset value, offering and redemption price per share         $        10.17
===============================================================================
Class C Shares (note 1)
Net assets                                                       $   17,885,708
Shares outstanding                                                    1,759,022
Net asset value, offering and redemption price per share         $        10.17
===============================================================================
Class R Shares (note 1)
Net assets                                                       $   57,766,167
Shares outstanding                                                    5,687,108
Net asset value, offering and redemption price per share         $        10.16
===============================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Nuveen Flagship Florida Municipal Bond Fund
Six Months Ended November 30, 1999


--------------------------------------------------------------------------------------------
Investment Income (note 1)                                                      $ 11,739,582
--------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                           1,018,283
12b-1 service fees - Class A (notes 1 and 6)                                         286,820
12b-1 distribution and service fees - Class B (notes 1 and 6)                         78,861
12b-1 distribution and service fees - Class C (notes 1 and 6)                         60,200
Shareholders' servicing agent fees and expenses                                       81,279
Custodian's fees and expenses                                                         49,026
Trustees' fees and expenses (note 6)                                                   5,267
Professional fees                                                                      9,292
Shareholders' reports - printing and mailing expenses                                 42,570
Federal and state registration fees                                                    5,659
Other expenses                                                                         7,405
--------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                         1,644,662
  Custodian fee credit (note 1)                                                         (396)
--------------------------------------------------------------------------------------------
Net expenses                                                                       1,644,266
--------------------------------------------------------------------------------------------
Net investment income                                                             10,095,316
--------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)             (2,063,543)
Net change in unrealized appreciation or depreciation of investments             (19,957,329)
--------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                 (22,020,872)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                           $(11,925,556)
============================================================================================

Statement of Changes in Net Assets (Unaudited)
Nuveen Flagship Florida Municipal Bond Fund

                                                                            Six Months Ended     Year Ended
                                                                                    11/30/99        5/31/99
-----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                           $ 10,095,316   $ 18,834,935
Net realized gain (loss) from investment transactions (notes 1 and 4)             (2,063,543)       759,812
Net change in unrealized appreciation or depreciation of investments             (19,957,329)    (5,925,814)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                            (11,925,556)    13,668,933
-----------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                         (7,545,793)   (14,921,960)
  Class B                                                                           (368,678)      (442,577)
  Class C                                                                           (374,506)      (508,583)
  Class R                                                                         (1,631,388)    (3,072,260)
From accumulated net realized gains from investment transactions:
  Class A                                                                                 --     (1,072,990)
  Class B                                                                                 --        (39,163)
  Class C                                                                                 --        (40,494)
  Class R                                                                                 --       (204,848)
-----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                         (9,920,365)   (20,302,875)
-----------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                  41,556,814     77,448,397
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                     2,830,241      8,202,477
-----------------------------------------------------------------------------------------------------------
                                                                                  44,387,055     85,650,874
Cost of shares redeemed                                                          (47,900,404)   (49,952,837)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                (3,513,349)    35,698,037
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            (25,359,270)    29,064,095
Net assets at the beginning of period                                            390,803,001    361,738,906
-----------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                 $365,443,731   $390,803,001
===========================================================================================================
Balance of undistributed net investment income at the end of period             $    188,865   $     13,914
===========================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1999, the Fund had an outstanding when-issued purchase commitment of $9,806,767.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without any up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances or by specified classes of shareholders.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1999.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
The Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                       Six Months Ended              Year Ended
                                                           11/30/99                    5/31/99
                                                     --------------------      ----------------------
                                                    Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                         3,002,612   $ 31,213,137    4,391,925   $ 48,059,545
 Class B                                           474,751      4,912,452    1,052,216     11,537,205
 Class C                                           394,628      4,065,994      889,995      9,754,281
 Class R                                           131,456      1,365,231      740,527      8,097,366
Shares issued to shareholders due
to reinvestment of distributions:
 Class A                                           164,151      1,714,936      550,411      6,036,519
 Class B                                             6,910         72,102        9,759        107,077
 Class C                                             7,558         78,921       14,513        159,110
 Class R                                            92,372        964,282      173,280      1,899,771
-----------------------------------------------------------------------------------------------------
                                                 4,274,438     44,387,055    7,822,626     85,650,874
-----------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                        (4,124,256)   (42,613,599)  (4,017,386)   (43,978,264)
 Class B                                          (122,213)    (1,282,222)     (78,240)      (856,729)
 Class C                                          (132,539)    (1,377,013)    (113,554)    (1,243,022)
 Class R                                          (253,797)    (2,627,570)    (354,310)    (3,874,822)
-----------------------------------------------------------------------------------------------------
                                                (4,632,805)   (47,900,404)  (4,563,490)   (49,952,837)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                           (358,367)  $ (3,513,349)   3,259,136   $ 35,698,037
=====================================================================================================

3. Distributions to Shareholders

The Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 20, 1999, to shareholders of record on December 9, 1999, as follows:

--------------------------------------------
Dividend per share:
 Class A                              $.0455
 Class B                               .0390
 Class C                               .0410
 Class R                               .0470
============================================

The Fund also declared a capital gain distribution of $.0088 per share which was paid on December 7, 1999, to shareholders of record on December 2, 1999.

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities during the six months ended November 30, 1999, aggregated $39,789,546 and $39,917,278, respectively. There were no purchases or sales (including maturities) of investments in short-term municipal securities during the six months ended November 30, 1999.

At November 30, 1999, the identified cost of investments owned for federal income tax purposes was $360,527,356.

5. Unrealized Appreciation (Depreciation)
At November 30, 1999, net unrealized appreciation of investments for federal income tax purposes aggregated $3,814,416 of which $11,477,835 related to appreciated securities and $7,663,419 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets          Management Fee
------------------------------------------------
For the first $125 million            .5500 of 1%
For the next $125 million             .5375 of 1
For the next $250 million             .5250 of 1
For the next $500 million             .5125 of 1
For the next $1 billion               .5000 of 1
For net assets over $2 billion        .4750 of 1
================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1999, John Nuveen & Co., Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $133,553, of which approximately $117,690 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1999, the Distributor compensated authorized dealers directly with approximately $222,903 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1999, the Distributor retained approximately $96,693 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $28,032 of CDSC on share redemptions during the six months ended November 30, 1999.

7. Composition of Net Assets
At November 30, 1999, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

------------------------------------------------------------------------
Capital paid-in                                             $363,188,075
Balance of undistributed net investment income                   188,865
Accumulated net realized gain (loss) from
 investment transactions                                      (1,816,723)
Net unrealized appreciation of investments                     3,883,514
------------------------------------------------------------------------
Net assets                                                  $365,443,731
========================================================================


          Financial Highlights (Unaudited)

          Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                            Investment Operations                Less Distributions
                                      ---------------------------------      --------------------------

                                                  Realized/
                                                 Unrealized
                    Beginning             Net       Invest-                      Net                      Ending
                          Net         Invest-          ment                  Invest-                         Net
Year Ended              Asset            ment          Gain                     ment   Capital             Asset            Total
May 31,                 Value          Income        (Loss)       Total       Income     Gains    Total    Value        Return(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/90)**
     2000 (e)          $10.76            $.28        $(.61)      $(.33)       $(.27)     $  --    $(.27)  $10.16           (3.06)%
     1999               10.94             .55         (.14)        .41         (.55)      (.04)    (.59)   10.76            3.78
     1998               10.60             .56          .34         .90         (.55)      (.01)    (.56)   10.94            8.67
     1997               10.39             .56          .21         .77         (.56)        --     (.56)   10.60            7.59
     1996               10.63             .57         (.24)        .33         (.57)        --     (.57)   10.39            3.14
     1995               10.38             .58          .26         .84         (.59)        --     (.59)   10.63            8.43
Class B (2/97)
     2000 (e)           10.77             .24         (.61)       (.37)        (.23)        --     (.23)   10.17           (3.42)
     1999               10.95             .47         (.14)        .33         (.47)      (.04)    (.51)   10.77            3.05
     1998               10.61             .48          .35         .83         (.48)      (.01)    (.49)   10.95            7.89
     1997 (d)           10.59             .16          .02         .18         (.16)        --     (.16)   10.61            1.70
Class C (9/95)**
     2000 (e)           10.77             .25         (.61)       (.36)        (.24)        --     (.24)   10.17           (3.32)
     1999               10.95             .49         (.14)        .35         (.49)      (.04)    (.53)   10.77            3.22
     1998               10.60             .50          .36         .86         (.50)      (.01)    (.51)   10.95            8.20
     1997               10.39             .50          .21         .71         (.50)        --     (.50)   10.60            7.00
     1996 (d)           10.65             .35         (.26)        .09         (.35)        --     (.35)   10.39            1.30*
Class R (2/97)
     2000 (e)           10.76             .29         (.61)       (.32)        (.28)        --     (.28)   10.16           (2.95)
     1999               10.94             .57         (.14)        .43         (.57)      (.04)    (.61)   10.76            4.01
     1998               10.60             .58          .35         .93         (.58)      (.01)    (.59)   10.94            8.91
     1997 (d)           10.59             .19          .01         .20         (.19)        --     (.19)   10.60            1.93
====================================================================================================================================


                                                                     Ratios/Supplemental Data
                                ----------------------------------------------------------------------------------------------------
                                                Before Credit/                After               After Credit/
                                                Reimbursement             Reimbursement(b)       Reimbursement(c)
                                            ----------------------      --------------------   ---------------------
                                                             Ratio                     Ratio                   Ratio
                                                            of Net                    of Net                  of Net
                                                           Invest-                   Invest-                 Invest-
                                            Ratio of          ment      Ratio of        ment   Ratio of         ment
                                            Expenses        Income      Expenses      Income   Expenses       Income
                                Ending            to            to            to          to         to           to
                                   Net       Average       Average       Average     Average    Average      Average     Portfolio
Year Ended                      Assets           Net           Net           Net         Net        Net          Net      Turnover
May 31,                           (000)       Assets        Assets        Assets      Assets     Assets       Assets          Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/90)**
     2000 (e)                 $271,246           .84%*        5.33%*         .84%*      5.33%*      .84%*       5.33%*          10%
     1999                      297,505           .84          5.00           .84        5.00        .84         5.00            19
     1998                      292,399           .84          5.13           .84        5.13        .84         5.13            14
     1997                      296,970           .96          5.20           .82        5.34        .82         5.34            54
     1996                      318,456          1.02          5.17           .83        5.36        .83         5.36            94
     1995                      341,374          1.04          5.40           .73        5.71        .73         5.71            53
Class B (2/97)
     2000 (e)                   18,546          1.59*         4.60*         1.59*       4.60*      1.59*        4.60*           10
     1999                       15,768          1.59          4.25          1.59        4.25       1.59         4.25            19
     1998                        5,266          1.59          4.35          1.59        4.35       1.59         4.35            14
     1997 (d)                      785          1.58*         4.52*         1.58*       4.52*      1.58*        4.52*           54
Class C (9/95)**
     2000 (e)                   17,886          1.39*         4.79*         1.39*       4.79*      1.39*        4.79*           10
     1999                       16,034          1.39          4.45          1.39        4.45       1.39         4.45            19
     1998                        7,646          1.39          4.58          1.39        4.58       1.39         4.58            14
     1997                        5,130          1.46          4.64          1.35        4.75       1.35         4.75            54
     1996 (d)                    1,175          1.55*         4.42*         1.38*       4.59*      1.38*        4.59*           94
Class R (2/97)
     2000 (e)                   57,766           .64*         5.54*          .64*       5.54*       .64*        5.54*           10
     1999                       61,496           .64          5.20           .64        5.20        .64         5.20            19
     1998                       56,428           .64          5.33           .64        5.33        .64         5.33            14
     1997 (d)                   54,247           .64*         5.55*          .64*       5.55*       .64*        5.55*           54
====================================================================================================================================


*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(b) After expense reimbursement from the investment adviser, where applicable (note 6).

(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(d)  From commencement of class operations as noted.

(e)  For the six months ended November 30, 1999.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family
of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and
Income

European Value Fund
Growth and
Income Stock Fund
Balanced Stock
and Bond Fund
Balanced Municipal
and Stock Fund
Dividend and
Growth Fund

Income

Income Fund
Floating Rate Fund(1)

Tax-Free Income

National Funds
High Yield
Long-Term
Insured Long Term
Intermediate-Term
Limited-Term

State Funds
Arizona
California(2)
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts(2)
Michigan
Missouri
New Jersey
New Mexico
New York(2)
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

Fund Information

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services

Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274

(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

SERVING
Investors for Generations


[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



NUVEEN

John Nuveen & co. Incorporated
333 West Wacker Drive
Chigago, IL 60606-1286

www.nuveen.com

                                           November 30, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

                          Nuveen Municipal Bond Funds

Dependable, tax-free
income to help
you keep more
of what you earn.


[PHOTO APPEARS HERE]


Maryland
Pennsylvania
Virginia




 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                     A Premier Adviser/SM/ for Income Investing

     Contents
 1   Dear Shareholder
 3   Nuveen Maryland Municipal Bond Fund
 7   Nuveen Flagship Pennsylvania Municipal Bond Fund
10   Nuveen Flagship Virginia Municipal Bond Fund
14   Portfolio of Investments
28   Statement of Net Assets
29   Statement of Operations
30   Statement of Changes in Net Assets
32   Notes to Financial Statements
37   Financial Highlights
40   Building a Better Portfolio
41   Fund Information

DEAR

Shareholder


[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

How did you gain your financial wisdom? While some of us study finance, the financial markets, economics or related disciplines in formal programs, most of us end up accumulating practical knowledge through the years, from friends, family, colleagues and media.

At Nuveen, we believe a formal financial education should start early in life. A study sponsored by the National Council on Economic Education shows that a whopping 66% of high school students tested on basic money skills scored an "F." Only 3% received an "A."



Because we believe strongly in education and are committed to children's financial literacy, we have launched a community service program, Kid$ense, in our hometown of Chicago.

     The Kid$ense curriculum, which is available for grades kindergarten through sixth, includes textbooks, teaching materials and teacher training. The lessons introduce children to the concept of money and how it works in society; buying, selling and trading; working, earning, saving and investing.

     Nuveen's commitment to children's financial literacy goes beyond the 250 Chicago public schools who have benefited from the Kid$ense curriculum. We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world.

     At Nuveen, we are dedicated to helping you and your financial adviser develop a family wealth management strategy unique to you and your goals and values. In your next shareholder report, look for more information about Nuveen's dedication to Family Wealth Management, or ask your financial adviser about this new approach to investing.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semi-annual fiscal period ended November 30, 1999.

     Until fairly recently, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

     Concerns, however, about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the U.S. economic slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

"We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world."

                                                       SEMIANNUAL REPORT  page 1

                                "Your financial
                               adviser can serve
                                 as a valuable
                             resource in helping
                               you determine if
                                adjustments are
                                needed in your
                                 current asset
                               allocation plan."

     In an effort to pre-empt this threat of inflation, the Federal Reserve Board (the Fed) moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate, which represents the amount banks charge one another on overnight loans and serves as a standard for short-term market rates, from 4.75% to 5.50%. These increases offset the three rate cuts enacted by the Fed a year earlier.

     At its November 1999 meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase, giving the markets some respite during the Y2K transition. However, the Fed's indication that it would continue to closely watch the pace of economic growth for any signs of inflationary pressure left the door open for additional tightenings.

     In January 2000, the annual rotation among members of the Fed's Open Market Committee, the body that ultimately decides interest rate policy, will put several members considered more "hawkish" on inflation fighting into voting slots. This could tilt policy toward further rate increases in the new year.

     Municipal bonds continued to serve investors well. At the end of November 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 97.14%, compared with the historical average of 89.6% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long-term Treasury bonds -- even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

     In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to early 1999.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets may be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,



/s/Timothy Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
January 15, 2000

SEMIANNUAL REPORT  page 2

NUVEEN MARYLAND MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
-------------------------------------------------------------------------------


Portfolio Manager Paul Brennan discusses fund performance, the municipal market and key investment strategies for the Maryland fund for the six-month period ended November 30, 1999.



Q  How did the Maryland economy and the state's municipal market fare?

PAUL Maryland's economy is in about as good a shape as it has been in the last 20 years. As evidence of that economic strength, the state posted a job growth rate that surpassed the nation as a whole throughout much of 1999. In addition, unemployment continued to decline, dropping to 3.4% in November, down from 4.2% a year ago and well below the national unemployment rate of 4.1%. The strength of the job market was accompanied by good income growth. Furthermore, recent economic growth appears more stable than it was in the mid-1980s when the state last experienced significant growth. The state also continued to enjoy growth in the high-tech sector, thanks to its proximity to national laboratories and major research institutions.

     As a result of the state's economic strength, tax collections and municipal revenues in Maryland were strong, bolstering the overall creditworthiness of the state's municipal market. But economic strength in Maryland and across the U.S. had a serious downside. It continually fanned inflation fears and prompted the Federal Reserve to raise interest rates in a "preemptive" strike against potential inflation. As interest rates rose, municipal bond prices slumped. Rising interest rates caused all but the shortest-maturity securities and funds to post significant losses.


Q How did Nuveen Maryland Municipal Bond Fund perform during the period ended November 30, 1999?

PAUL Nuveen Maryland Municipal Bond Fund generated a six-month total return on net asset value of -4.30%, compared to the -3.09% six-month total return posted by the Lipper Maryland Municipal Debt Peer group.* Total return equals a fund's income and capital gain distributions, if any, plus or minus changes in net asset value. For the one- and five-year periods, ended November 30, 1999, the Nuveen fund reported average annual total returns of -4.10% and 6.30%, respectively, compared to the Lipper peer group average returns of -2.89%, and 6.51% for the same time periods.*

     The fund's six-month taxable equivalent total return, for investors in the 34.5% combined federal and state income tax bracket, was -3.07%.**

     As of November 30, 1999, the fund's SEC 30-day yield was 4.86%. For investors in the combined 34.5% federal and state income tax bracket, that is equivalent to a yield of 7.42% on a taxable investment.



Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/--a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .    A commitment to exhaustive research
 .    An active, value-oriented investment style
 .    The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Maryland Municipal Bond Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                       SEMIANNUAL REPORT  page 3

"Call protection lets us hang on to high-yielding bonds if interest rates fall, helping to protect the fund's income stream."


Q  What was your strategy in response to the difficult market environment?

PAUL Rising interest rates, while posing difficulties for the municipal market, presented us with some attractive opportunities to lock in higher yields, improve the fund's tax efficiency and enhance its protection against calls.

     When interest rates rise, as they did during the period, the yield "spread," or difference between yields of the highest-rated securities and lower-quality and non-rated bonds, generally widens. As the period wore on, lower-rated securities offered increasingly more yield and became more attractive on a risk-adjusted basis. So we capitalized on wider spreads by purchasing high-yielding lower- and non-rated (but still investment grade) issues. Using the expertise of Nuveen research, we considered only those bonds that we felt offered adequate compensation for the level of risk we assumed.

     For example, we added Baa3-rated bonds issued by the Maryland Economic Development Corporation on behalf of the Collegiate Housing Foundation to finance the construction of a student dormitory on the campus of Salisbury State University. Maturing in 2019, the securities yielded 6.05% when we purchased them in June. We believe our team's previous experience with this relatively new type of financing makes us particularly qualified to analyze, negotiate and price these bonds correctly. We also added bonds issued by Anne Arundel County to finance necessary infrastructure improvements on a parcel of land for a shopping mall development. The non-rated bonds yielded 7.10% when we bought them in November.

     Rising interest rates significantly slowed Maryland municipal bond activity --both new issuance and refundings. Given that Maryland issuance is tight under normal circumstances, the further reduction in supply prompted us to look beyond the state's borders for attractive, high-yielding opportunities that were free from both federal and state taxes. For instance, we bought bonds issued by the Virgin Islands, which carried a 6.50% coupon and were rated BBB-. As a territory of the United States, the Virgin Islands can issue bonds that are tax-exempt in all 50 states.

     To improve the fund's tax efficiency, we sold some bonds at a loss and subsequently bought newly issued similar securities, whose yield reflected higher prevailing interest rates. Tax losses, which were created by these "swaps," are beneficial for the fund because they can be used to offset capital gains anytime over an eight-year period. The higher yield of the new bonds should strengthen the fund's long-term dividend paying capability.

     As we purchased newly issued bonds, we concentrated on finding those with good call protection. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they tend to do more often when interest rates are falling and there's a financial incentive for refinancing. Call protection lets us hang on to high-yielding bonds if interest rates fall, helping to protect the fund's income stream.

     Since interest rates were on the rise during the past six months, few individual investors were seeking call protection. As a result, call protection was available fairly cheap and, in many cases, at virtually no cost. By improving the call protection of the fund, the dividend income that shareholders receive may be more stable and less sensitive to changes in interest rates in the future.


NUVEEN MARYLAND MUNICIPAL BOND FUND

Top Five Sectors

  Housing (Multifamily)                     24%
-------------------------------------------------
  Healthcare                                19%
-------------------------------------------------
  Tax Obligation (Limited)                  11%
-------------------------------------------------
  Education and Civic Organizations         11%
-------------------------------------------------
  Housing (Single Family)                    9%
-------------------------------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.



SEMIANNUAL REPORT  page 4

Q  What is your outlook for Nuveen Maryland Municipal Bond Fund?

PAUL We will continue to utilize Nuveen research and our institutional status to seek out lower investment grade and non-rated opportunities as a strategy for improving the yield of the fund and to enhance its total return potential. In addition, we'll continue to make tax swaps as long as the market rewards us for doing so. Finally, we'll continue to seek out opportunities to buy new bonds with good call protection if they are selling at an attractive price.

     Higher interest rates have made it advantageous for us to lock in attractive yields by extending the portfolio's duration -- a measure of its interest-rate sensitivity. Should interest rates stabilize or begin to reverse course and decline, the portfolio's longer duration would be beneficial.





NUVEEN MARYLAND MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]


AAA/U.S. Guaranteed....55%
AA.....................20%
A.......................8%
BBB/NR.................17%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.


                                "Finally, we'll
                               continue to seek
                               out opportunities
                               to buy new bonds
                                with good call
                              protection if they
                              are selling at an
                              attractive price."


 * The Lipper Peer Group returns represent the average annualized total return of the 38 funds in the Lipper Maryland Municipal Debt Category for the six-month period ended November 30, 1999, 37 funds for the one-year period, 30 funds for the five-year period, and 7 funds for the 10-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.


                                                       SEMIANNUAL REPORT  page 5

NUVEEN MARYLAND MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999


Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.





 Quick Facts
                              A Shares     B Shares        C Shares       R Shares
NAV                             $9.77         $9.78           $9.77          $9.79
-----------------------------------------------------------------------------------
Fund Symbol                     NMDAX           N/A           NMDCX          NMMDX
-----------------------------------------------------------------------------------
CUSIP                       67065L831     67065L823       67065L815      67065L799
-----------------------------------------------------------------------------------
Inception Date                   9/94          3/97            9/94          12/91
-----------------------------------------------------------------------------------

 Total Returns (Annualized)+
                                    A Shares             B Shares       C Shares    R Shares
                                  NAV    Offer         NAV    w/CDSC       NAV         NAV
1-Year                          -4.10%   -8.15%      -4.76%   -8.43%     -4.57%      -3.93%
----------------------------------------------------------------------------------------------
1-Year TER*                     -1.66%   -5.80%      -2.73%   -6.40%     -2.42%      -1.40%
----------------------------------------------------------------------------------------------
5-Year                           6.30%    5.39%       5.57%    5.41%      5.66%       6.55%
----------------------------------------------------------------------------------------------
Since Inception                  5.24%    4.66%       4.52%    4.52%      4.56%       5.49%
----------------------------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 34.5%).


 Tax-Free Yields
                               A Shares      B Shares   C Shares   R Shares
                             NAV    Offer       NAV        NAV        NAV
SEC 30-Day Yield            4.86%   4.65%      4.11%      4.31%      5.06%
---------------------------------------------------------------------------
Taxable Equivalent Yield    7.42%   7.10%      6.27%      6.58%      7.73%


Monthly Tax-Free Dividends (Class A Shares)
[BAR CHART APPEARS HERE]

12/1998                        .0400
 1/1999                        .0405
 2/1999                        .0405
 3/1999                        .0405
 4/1999                        .0405
 5/1999                        .0405
 6/1999                        .0405
 7/1999                        .0405
 8/1999                        .0405
 9/1999                        .0405
10/1999                        .0405
11/1999                        .0405

Portfolio Statistics

Total Net Assets       $73.7 million
------------------------------------
Average Effective
Maturity                 21.29 years
------------------------------------
Average Duration                9.14
------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.



SEMIANNUAL REPORT  page 6

NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND


From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Pennsylvania fund for the six-month period ended November 30, 1999.


Q  How did Pennsylvania's economy and municipal market fare?

TOM Pennsylvania continues to enjoy healthy, diversified economic growth. The state's unemployment rate remained low, at 4.2% as of November 1999.

     The state's ongoing economic strength translated into strong tax collections and municipal revenues and helped bolster the overall creditworthiness of the Pennsylvania municipal market. That was virtually the only silver lining in what proved to be a very stormy environment for municipal bonds. Continued signs of better-than-expected economic growth prompted the Federal Reserve to raise short-term interest rates by a total of 0.75% over the period from June through November, 1999. As bond yields rose in response, their prices slumped and all but the shortest-maturity bond funds suffered losses.

Q How did Nuveen Flagship Pennsylvania Municipal Bond Fund perform during the period ended November 30, 1999?

TOM Nuveen Flagship Pennsylvania Municipal Bond Fund generated a six-month total return on net asset value of -4.68%, compared to the -3.78% total return posted by the Lipper Pennsylvania Municipal Debt Peer Group.* For the one-, five-, and ten-year periods ending November 30, 1999, the Nuveen fund had an average annual return of -4.16%, 6.36% and 6.27%, respectively, compared to the Lipper peer group average annual total returns of -3.51%, 6.49%, 6.39% for the same time periods.*

     Total return equals a fund's income and capital gain distributions, if any, plus or minus changes in net asset value.

     The fund's six-month taxable equivalent total return, for investors in a 33% combined federal and state income tax bracket, was -3.47%.** As of November 30, 1999, the fund's SEC 30-day yield was 5.11%. For investors in a combined 33% federal and state income tax bracket, that is equivalent to a yield of 7.63% on a taxable investment.


Q  What was your strategy amid this difficult market environment?

TOM We took advantage of the rising interest rate environment to engage in what are known as "swaps." We sold bonds with lower interest rates, replacing them with similar -- in terms of credit quality, maturity, structure -- bonds with higher prevailing interest rates. These swaps generated two benefits for the fund. First, they helped increase the fund's income-producing potential. Second, the swaps helped enhance the fund's tax efficiency. Many of the bonds we sold were done so at prices below their purchase price, generating tax losses that can be used to offset capital gains.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Pennsylvania Municipal Bond Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                       SEMIANNUAL REPORT  page 7

"Call protection helps to protect the fund's income stream by allowing us the luxury of hanging onto higher-yielding bonds if interest rates fall."

A tax loss can be used for this purpose anytime over an eight-year period, so we consider swaps to be a valuable tool for the fund.

NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

  Top Five Sectors

  Education and Civic Organizations  20%
----------------------------------------
  Housing (Single Family)            14%
----------------------------------------
  Healthcare                         12%
----------------------------------------
  U.S. Guaranteed                    11%
----------------------------------------
  Tax Obligation (General)            9%
----------------------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

     We identified other attractive opportunities throughout the period because as interest rates rose, yield "spreads" widened. The spread is the difference in yields between higher-rated and lower-rated securities. The higher yields on lower-rated and non-rated securities made them more attractive than their higher-rated counterparts on a risk-adjusted basis. Using the expertise of Nuveen research, we considered only those bonds that we felt offered adequate compensation for the level of risk we assumed.

     On some occasions, we were able to improve the fund's call protection as we purchased newly issued bonds. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they tend to do more often when interest rates are falling and there's a financial incentive to refinance. Call protection helps to protect the fund's income stream by allowing us the luxury of hanging onto higher-yielding bonds if interest rates fall.

     Since interest rates were on the rise during the past six months, few individual investors were seeking out call protection. As a result, call protection was available fairly cheaply and, in many cases, at virtually no cost. By improving the call protection of the fund, the dividend income that shareholders receive may be more stable and less sensitive to interest rate changes in the future.


Q  What is your outlook for Nuveen Flagship Pennsylvania Municipal
Bond Fund?

TOM We will continue to seek out opportunities among lower-rated and non-rated issues. As long as the yield spread remains wide and the economy remains sound, we believe that these segments of the market will continue to offer good value and help to maintain the fund's income potential. In addition, we will continue to engage in tax swapping when we're presented with attractive opportunities to do so.

     To the extent that investors seek out value in the bond market, municipals could benefit. As of November 30, 1999, municipal bonds traded at 97.14% of U.S. Treasury bonds. Though it is important to note that Treasury bonds are backed by the full faith and credit of the U.S. government, municipals are priced quite attractively to their Treasury counterparts.


NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

Bond Credit Quality
[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed. 50%
AA..................  8%
A................... 10%
BBB/NR.............. 30%
Other...............  2%

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

* The Lipper Peer Group returns represent the average annualized total return of the 60 funds in the Lipper Pennsylvania Municipal Debt Category for the six-month and one-year periods ended November 30, 1999, 50 funds for the five-year period, and 12 funds for the 10-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.



SEMIANNUAL REPORT  page 8

NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

Fund Spotlight as of November 30, 1999

Quick Facts

                              A Shares      B Shares      C Shares      R Shares
NAV                              $9.71         $9.73         $9.70         $9.71
--------------------------------------------------------------------------------
Fund Symbol                      FPNTX           N/A         FPMBX         NBPAX
--------------------------------------------------------------------------------
CUSIP                        67065L740     67065L732     67065L724     67065L716
--------------------------------------------------------------------------------
Inception Date                   10/86          2/97          2/94          2/97
--------------------------------------------------------------------------------

Total Returns (Annualized)+

                      A Shares            B Shares         C Shares     R Shares
                    NAV     Offer       NAV     w/CDSC       NAV          NAV
1-Year             -4.16%   -8.19%     -4.87%   -8.49%      -4.66%       -3.95%
--------------------------------------------------------------------------------
1-Year TER*        -1.73%   -5.86%     -2.81%   -6.44%      -2.49%       -1.41%
--------------------------------------------------------------------------------
5-Year              6.36%    5.46%      5.70%    5.54%       5.78%        6.49%
--------------------------------------------------------------------------------
10-Year             6.27%    5.82%      5.81%    5.81%       5.69%        6.34%
--------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
* Taxable Equivalent Return (based on a combined federal and state income tax rate of 33.0%).

Tax-Free Yields

                              A Shares        B Shares     C Shares     R Shares
                            NAV     Offer       NAV          NAV          NAV
SEC 30-Day Yield           5.11%    4.90%       4.36%        4.56%        5.32%
--------------------------------------------------------------------------------
Taxable Equivalent Yield   7.63%    7.31%       6.51%        6.81%        7.94%

Monthly Tax-Free Dividends (Class A Shares)[.]
                           [BAR CHART APPEARS HERE]

Month                                   Dividends
-------------------------------------------------
12/1998                                 $.0450
 1/1999                                  .0430
 2/1999                                  .0430
 3/1999                                  .0430
 4/1999                                  .0430
 5/1999                                  .0430
 6/1999                                  .0430
 7/1999                                  .0430
 8/1999                                  .0420
 9/1999                                  .0420
10/1999                                  .0420
11/1999                                  .0420

Portfolio Statistics

Total Net Assets                   $144.9 million
-------------------------------------------------
Average Effective Maturity            20.93 years
-------------------------------------------------
Average Duration                             9.59
-------------------------------------------------

[.] The Fund also paid shareholders capital gains and net ordinary income distributions in December 1998 of $0.0593 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

                                                       SEMIANNUAL REPORT  page 9

NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
-------------------------------------------------------------------------------


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/--a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Virginia Municipal Bond Fund.


Portfolio Manager Paul Brennan discusses fund performance, the municipal market and key investment strategies for the Virginia fund for the six-month period ended November 30, 1999.


Q  How strong is Virginia's economy?

PAUL Both employment and income growth in Virginia have outpaced the nation as a whole as the state continues its successful transition away from its traditional reliance on the federal government. In particular, Virginia witnessed strong growth in the high-tech sector. It also has been aided by its proactive pursuit of high-tech companies, with Motorola, America Online and Oracle all maintaining a presence in the state. In November, the state's unemployment rate was 2.8%, down from 2.9% a year ago and well below the national rate of 4.1%. Personal income growth remained slightly above the national average.

     As a result of the state's economic strength, tax collections and municipal revenues in Virginia were strong, bolstering the overall creditworthiness of the state's municipal market. But economic strength in Virginia and across the U.S. had a serious downside. It continually fanned inflation fears and prompted the Federal Reserve to raise interest rates in a "preemptive" strike against potential inflation. As interest rates rose, municipal bond prices slumped. Rising interest rates caused all but the shortest-maturity securities and funds to post significant losses.


Q How did Nuveen Flagship Virginia Municipal Bond Fund perform during the period ended November 30, 1999?

PAUL Nuveen Flagship Virginia Municipal Bond Fund generated a six-month total return on net asset value of -3.40%, in line with the -3.18% six-month total return posted by the Lipper Virginia Municipal Debt Peer group.* Total return equals a fund's income and capital gain distributions, if any, plus or minus changes in net asset value. For the one-, five- and ten-year periods ended November 30, 1999, the Nuveen fund reported average annual total returns of -3.03%, 6.89% and 6.58%, respectively, compared to the Lipper peer group average returns of -2.82%, 6.98% and 6.06% for the same time periods.*

     The fund's taxable equivalent total return for the same period, for investors in the 35% combined federal and state income tax bracket, was -2.10%.**

     As of November 30, 1999, the fund's SEC 30-day yield was 4.93%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 7.58% on a taxable investment.



Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended November 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


SEMIANNUAL REPORT  page 10

Q  What was your strategy in response to the difficult market environment?

PAUL Rising interest rates, while posing difficulties for the municipal market, presented us with some attractive opportunities to lock in higher yields, better diversify, improve the fund's tax efficiency and enhance its protection against calls.

     When interest rates rise, as they did during the period, the yield "spread," or difference between yields of the highest credit quality securities and those of lower quality and non-rated bonds, generally widens. As the period wore on, lower-rated securities offered increasingly more yield and became more attractive on a risk-adjusted basis. So we capitalized on wider spreads by purchasing high-yielding lower- and non-rated (but still investment grade) issues. Using the expertise of Nuveen research, we considered only those bonds that we felt offered adequate compensation for the level of risk we assumed.

     For example, we added bonds issued by Virginia Beach Development Authority to finance the purchase and renovation of a multi-family apartment building in the city. The bonds are non-rated, mature in 2039, and carry a 7.50% coupon. In addition to their attractive risk-adjusted yield, we liked the bonds because of the project's new management team and its plan for renovations.

     We also looked for opportunities to diversify the fund's holdings. One purchase representative of that effort was a AAA-rated bond issued by the Virginia Resources Authority to fund municipal clean water programs. The bonds mature in 2022 and were purchased at an attractive 5.88% yield.

     Rising interest rates significantly slowed Virginia municipal bond activity--both new issuance and refundings. Given that Virginia issuance is tight under normal circumstances, the further reduction in available supply prompted us to look beyond the state's borders for attractive, high-yielding, opportunities that were free from federal and state taxes. For instance, we bought bonds issued by the Virgin Islands, which carried a 6.50% coupon and were rated BBB-. As a territory of the United States, the Virgin Islands can issue bonds that are tax-exempt in all 50 states and offered attractive high-yielding alternatives to bonds from issuers in Virginia.

     To improve the fund's tax efficiency, we sold some bonds at a loss and subsequently bought newly issued similar securities, whose yield reflected higher prevailing interest rates. Tax losses, which were created by these "swaps," are beneficial for the fund because they can be used to offset capital gains anytime over an eight-year period. The higher yield of the new bonds should strengthen the fund's income-producing ability as well.

     As we purchased newly issued bonds, we concentrated on finding those with good call protection. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they generally do when interest rates decline. Call protection helps protect the fund's income stream in declining rate environments.

     Since interest rates were on the rise, few individual investors were seeking out call protection and, as a result, it was available fairly cheaply and, in many cases, virtually cost free. That's in stark contrast to 1998, when interest rates were falling, the demand for call protection was strong and the cost of it was rather dear. By increasing the call protection of the fund, the dividend income that shareholders receive may be more stable and less sensitive to changes in interest rates in the future.


NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

Top Five Sectors

  U.S. Guaranteed                             14%
---------------------------------------------------
  Tax Obligation (Limited)                    11%
---------------------------------------------------
  Healthcare                                  11%
---------------------------------------------------
  Education and Civic Organizations           10%
---------------------------------------------------
  Water and Sewer                             10%
---------------------------------------------------

As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.

                               "Rising interest
                             rates, while posing
                             difficulties for the
                               municipal market,
                              presented us with
                               some attractive
                               opportunities to
                            lock in higher yields,
                              better diversify,
                                  improve the
                            fund's tax efficiency
                                  and enhance
                                its protection
                                against calls."


                                                      SEMIANNUAL REPORT  page 11

                                "Finally, we'll
                             continue to seek out
                               opportunities to
                                 buy new bonds
                                with good call
                              protection if they
                              are selling at an
                              attractive price."


 * The Lipper Peer Group returns represent the average annualized total return of the 35 funds in the Lipper Virginia Municipal Debt Category for the six-month and one-year periods ended November 30, 1999, 27 funds for the five-year period, and six funds for the 10-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.



Q  What is your outlook for Nuveen Flagship Virginia Municipal Bond Fund?

PAUL We will continue to utilize Nuveen research and our institutional status to seek out lower investment grade and non-rated bonds for opportunities to improve the yield of the fund and enhance its total return potential as long as yield spreads remain wide enough to compensate the Fund. In addition, we'll continue to make tax swaps when the market rewards us for doing so. Finally, we'll continue to seek out opportunities to buy new bonds with good call protection if they are selling at an attractive price.

     Higher interest rates have made it advantageous for us to lock in attractive yields by extending the portfolio's duration -- a measure of its interest-rate sensitivity. Should interest rates stabilize or begin to reverse course and decline, the portfolio's longer duration would be beneficial.


NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed.....40%
AA......................26%
A.......................18%
BBB/NR..................15%
Other....................1%


As a percentage of total bond holdings as of November 30, 1999. Holdings are subject to change.


SEMIANNUAL REPORT  page 12

NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND


Fund Spotlight as of November 30, 1999




Quick Facts

                                      A Shares    B Shares    C Shares    R Shares

NAV                                     $10.30      $10.29      $10.29      $10.29
------------------------------------------------------------------------------------------
Fund Symbol                              FVATX         N/A       FVACX       NMVAX
------------------------------------------------------------------------------------------
CUSIP                                67065L690   67065L682   67065L674   67065L666
------------------------------------------------------------------------------------------
Inception Date                            3/86        2/97       10/93        2/97
------------------------------------------------------------------------------------------



Total Returns (Annualized)+
                                   A Shares            B Shares         C Shares    R Shares
                                 NAV    Offer       NAV      w/CDSC        NAV         NAV
1-Year                          -3.03%   -7.11%      -3.78%   -7.46%     -3.57%      -2.91%
------------------------------------------------------------------------------------------
1-Year TER*                     -0.45%   -4.63%      -1.60%   -5.29%     -1.28%      -0.21%
------------------------------------------------------------------------------------------
5-Year                           6.89%    5.98%       6.18%    6.02%      6.32%       7.01%
------------------------------------------------------------------------------------------
10-Year                          6.58%    6.12%       6.10%    6.10%      5.99%       6.63%
------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).




Tax-Free Yields
                              A Shares       B Shares   C Shares   R Shares
                             NAV   Offer        NAV        NAV        NAV
SEC 30-Day Yield            4.93%   4.72%      4.18%      4.38%      5.13%
----------------------------------------------------------------------------
Taxable Equivalent Yield    7.58%   7.26%      6.43%      6.74%      7.89%


Monthly Tax-Free Dividends (Class A Shares)[.]
      [BAR CHART APPEARS HERE]

12/1998                                .0450
 1/1999                                .0435
 2/1999                                .0435
 3/1999                                .0435
 4/1999                                .0435
 5/1999                                .0435
 6/1999                                .0435
 7/1999                                .0435
 8/1999                                .0435
 9/1999                                .0435
10/1999                                .0435
11/1999                                .0435

[.] The Fund also paid shareholders capital gains and net ordinary income distributions in December 1998 of $0.0298 per share.


Morningstar Rating/TM/ ++
****
Overall rating among 1,610 municipal bond funds as of 11/30/99


Portfolio Statistics

Total Net Assets          $215.2 million
----------------------------------------
Average Effective
Maturity                     19.41 years
----------------------------------------
Average Duration                    8.28
----------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to the Class A shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performances as of 11/30/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Class A shares of the fund received four, four and three stars for the three, five- and 10-year periods ended 11/30/99, respectively. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars and the next 35% receive three stars. For the three-year period, 1,610 municipal bond funds were rated; 1,330 for the five-year period and 383 for the 10-year period.

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

                                                      SEMIANNUAL REPORT  page 13

                     Portfolio of Investments (Unaudited)

                     Nuveen Maryland Municipal Bond Fund
                     November 30, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 2.2%

 $1,500,000    Mayor and City Council of Baltimore (Maryland), Port Facilities               4/02 at 103         AA-     $1,596,225
                 Revenue Bonds (Consolidation Coal Sales Company Project),
                 Series 1984B, 6.500%, 10/01/11

------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 10.4%

  1,000,000    Maryland Economic Development Corporation, Student Housing                    6/09 at 102        Baa3        968,220
                 Revenue Bonds (Collegiate Housing Foundation - Salisbury Project),
                 Series 1999A, 6.000%, 6/01/19

  1,250,000    Maryland Economic Development Corporation, Student Housing                    6/09 at 102        Baa3      1,175,425
                 Revenue Bonds (Collegiate Housing Foundation - University Courtyard
                 Project), Series 1999A, 5.750%, 6/01/19

  1,500,000    Maryland Health and Higher Educational Facilities Authority,                 10/09 at 101           A      1,256,010
                 Revenue Bonds, Loyola College Issue, Series 1999, 5.000%, 10/01/39

               Maryland Health and Higher Educational Facilities Authority, Educational
               Facilities Mortgage Revenue Bonds, Green Acres School Issue, Series 1998:
    665,000      5.300%, 7/01/18                                                             7/06 at 102        BBB-        589,935
  1,425,000      5.300%, 7/01/28                                                             7/06 at 102        BBB-      1,209,455

  1,000,000    Maryland Health and Higher Educational Facilities Authority,                  7/08 at 102          AA        915,620
                 Refunding Revenue Bonds, The Johns Hopkins University Issue,
                 Series 1998, 5.125%, 7/01/20

  1,500,000    Morgan State University, Maryland, Academic Fees and Auxiliary               No Opt. Call         AAA      1,563,720
                 Facilities Fees, Revenue Refunding Bonds, 1993 Series, 6.100%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
               Health Care - 18.4%

  2,165,000    City of Gaithersburg, Maryland, Nursing Home Revenue Refunding               No Opt. Call         AAA      2,404,449
                 Bonds (Shady Grove Adventist Nursing and Rehabilitation Center
                 Project), Series 1992A, 6.500%, 9/01/12

  1,790,000    Maryland Economic Development Corporation (Health and Mental                  4/11 at 102         N/R      1,664,754
                 Hygiene Providers Facilities Acquisition Program), Revenue Bonds,
                 Series 1996A, 7.625%, 4/01/21

  2,000,000    Maryland Health and Higher Educational Facilities Authority,                  6/09 at 101           A      1,844,020
                 Kaiser Permanente Revenue Bonds, 1998 Series A, 5.375%, 7/01/15

  1,000,000    Maryland Health and Higher Educational Facilities Authority,                  7/03 at 102         AAA        955,770
                 Refunding Revenue Bonds, Francis Scott Key Medical Center Issue,
                 Series 1993, 5.000%, 7/01/13

  1,000,000    Maryland Health and Higher Educational Facilities Authority,                  7/03 at 102        Baa1        918,980
                 Project and Refunding Revenue Bonds, Doctors Community Hospital
                 Issue, Series 1993, 5.750%, 7/01/13

  3,500,000    Maryland Health and Higher Educational Facilities Authority,                  1/08 at 101         Aaa      3,022,740
                 Revenue Bonds, Upper Chesapeake Hospitals Issue, Series 1998A,
                 5.125%, 1/01/38

  2,000,000    Prince George's County, Maryland, Project and Refunding Revenue               7/04 at 102        Baa1      1,699,280
                 Bonds (Dimensions Health Corporation Issue), Series 1994, 5.375%,
                 7/01/14

  1,000,000    Puerto Rico Industrial, Tourist, Educational, Medical and                     1/05 at 102         AAA      1,044,960
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated
                 Group Project), 6.250%, 7/01/16

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 24.1%

  1,500,000    Baltimore County, Maryland, Mortgage Revenue Refunding Bonds                 10/08 at 102         AAA      1,323,975
                 (GNMA Collateralized - Cross Creek Apartments Project), Series
                 1998A, 5.250%, 10/20/33

  1,000,000    Baltimore City, Maryland, Mortgage Revenue Refunding Bonds,                  12/02 at 102         AAA      1,033,170
                 Series 1992 (GNMA Collateralized - Tindeco Wharf Apartments
                 Project), 6.700%, 12/20/28

  1,000,000    Howard County, Maryland, Mortgage Revenue Refunding Bonds,                    7/02 at 102         AAA      1,033,110
                 Series 1992 (Howard Hills Townhouses Project - FHA-Insured
                 Mortgage Loan), 6.400%, 7/01/24

  2,000,000    Howard County, Maryland, Multifamily Housing Revenue Refunding                7/02 at 104        Baa2      2,130,840
                 Bonds, Series 1994 (Chase Glen Project), 7.000%, 7/01/24 (Mandatory
                 put 7/01/04)



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

               Community Development Administration, Department of Housing and Community
               Development, Multifamily Housing Revenue Bonds (Insured Mortgage Loans),
               1992 Series D:
$   700,000      6.700%, 5/15/27                                                             5/02 at 102          Aa     $  729,148
    500,000      6.750%, 5/15/33                                                             5/02 at 102          Aa        521,280

  1,000,000    Community Development Administration, Department of Housing                   1/09 at 101         Aa2        860,580
                 and Community Development, Housing Revenue Bonds, 1999 Series A,
                 5.350%, 7/01/41 (Alternative Minimum Tax)

  1,000,000    Community Development Administration, Maryland Department of                  1/10 at 100         Aa2        999,930
                 Housing and Community Development, Housing Revenue Bonds, Series
                 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)

  1,000,000    Community Development Administration, Department of Housing              10/08 at 101 1/2         Aaa        880,920
                 and Community Development, Multifamily Development Revenue Bonds
                 (Auburn Manor Project), Series 1998A, 5.300%, 10/01/28
                 (Alternative Minimum Tax)

  1,000,000    Housing Opportunities Commission of Montgomery County                         7/05 at 102         Aa2        994,090
                 (Maryland), Multifamily Housing Revenue Bonds, 1995 Series A,
                 6.000%, 7/01/20

  4,420,000    Housing Opportunities Commission of Montgomery County                         7/08 at 101         Aaa      3,832,361
                 (Maryland), Multifamily Housing Development Bonds, 1998 Series A,
                 5.250%, 7/01/29 (Alternative Minimum Tax)

  1,550,000    Housing Authority of Prince George's County (New Keystone                     1/02 at 102         AAA      1,603,863
                 Apartments - FHA-Insured), 6.800%, 7/01/25

    860,000    Housing Authority of Prince George's County, Mortgage Revenue                 5/00 at 100         AAA        827,303
                 Refunding Bonds, Collateralized Foxglenn Apartments Project),
                 Series 1998A, 5.450%, 5/20/14 (Alternative Minimum Tax)

  1,000,000    Housing Authority of Prince George's County, Mortgage Revenue                 9/09 at 102         AAA        985,060
                 Bonds, Series 1999 (GNMA Collateralized - University Landing at
                 Langley Apartments Project), 6.100%, 3/20/41 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 9.3%

  1,130,000    Community Development Administration, Department of Housing                   4/01 at 102         Aa2      1,161,245
                 and Community Development, Single Family Program Bonds, 1991 Fourth
                 Series, 7.450%, 4/01/32 (Alternative Minimum Tax)

  1,500,000    Community Development Administration, Department of Housing               3/08 at 101 1/2         Aa2      1,350,330
                 and Community Development, Residential Revenue Bonds, 1998
                 Series A, 5.300%, 9/01/23 (Alternative Minimum Tax)

  1,615,000    Housing Opportunities Commission of Montgomery County                         7/04 at 102         Aa2      1,652,000
                 (Maryland), Single Family Mortgage Revenue Bonds, 1994 Series A,
                 6.600%, 7/01/14

  2,885,000    Housing Authority of Prince George's County, FHLMC/FNMA/GNMA                  8/07 at 102         AAA      2,719,978
                 Collateralized Single Family Mortgage Revenue Bonds, Series 1997,
                 5.750%, 8/01/26 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 1.3%

               Carroll County, Maryland, Revenue Bonds, EMA Obligated Group Issue (Fairhaven
               and Copper Ridge), 1999A Refunding Revenue Bonds:
    500,000      5.500%, 1/01/19                                                             1/09 at 101          AA        471,515
    500,000      5.625%, 1/01/25                                                             1/09 at 101          AA        469,965

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 1.3%

  1,000,000    Frederick County, Maryland, General Obligation Public                         7/09 at 101          AA        978,530
                 Facilities Bonds of 1999, 5.250%, 7/01/14

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 11.2%

  1,250,000    Anne Arundel County, Maryland, Special Obligation Bonds                       7/09 at 102         N/R      1,249,125
                 (Arundel Mills Project), Series 1999, 7.100%, 7/01/29 (WI)

  1,000,000    Mayor and City Council of Baltimore (Maryland), Certificates                 10/07 at 102         AAA        925,880
                 of Participation (Emergency Telecommunications Facilities),
                 Series 1997A, 5.000%, 10/01/17

  2,000,000    Mayor and City Council of Baltimore (Maryland), Convention                    9/08 at 102         AAA      1,799,020
                 Center Refunding Revenue Bonds, Series 1998, 5.000%, 9/01/19

  1,760,000    Maryland Stadium Authority, Convention Center Expansion Lease                12/04 at 102         AAA      1,822,445
                 Revenue Bonds, Series 1994, 5.875%, 12/15/12

               Maryland Stadium Authority, Sports Facilities Lease Revenue
               Bonds, Series 1989D:
    500,000      7.375%, 12/15/04 (Alternative Minimum Tax)                                 12/99 at 102         Aa2        511,225
    500,000      7.500%, 12/15/10 (Alternative Minimum Tax)                                 12/99 at 102         Aa2        511,210


                  Portfolio of Investments (Unaudited)

                  November 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$   500,000    Virgin Islands Public Finance Authority, Revenue Bonds                       10/10 at 101        BBB-    $   502,400
                 (Virgin Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.500%, 10/01/24

  1,000,000    Washington Suburban Sanitary District (Montgomery and Prince                  6/07 at 100         Aa1        920,350
                 George's Counties, Maryland), General Construction Bonds of 1997,
                 5.125%, 6/01/19

-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 5.0%

    360,000    Maryland Transportation Authority, Special Obligation                        7/04 at 102          AAA        361,084
                 Revenue Bonds, Baltimore/Washington International Airport Projects,
                 Series 1994-A (Qualified Airport Bonds), 6.400%, 7/01/19
                 (Alternative Minimum Tax)

  1,000,000    Maryland Transportation Authority, Transportation Facilities                 7/02 at 100           A+      1,004,580
                 Projects Revenue Bonds, Series 1992, 5.750%, 7/01/15

  2,400,000    Washington Metropolitan Area Transit Authority (District of                  1/04 at 102          AAA      2,320,368
                 Columbia), Gross Revenue Transit Refunding Bonds, Series 1993,
                 5.250%, 7/01/14

------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 5.4%

    600,000    Mayor and City Council of Baltimore (Maryland), General                     10/02 at 100          AAA        634,056
                 Obligation Consolidated Public Improvement Bonds of 1992-Series
                 A, 6.500%, 10/15/12 (Pre-refunded to 10/15/02)

    700,000    Maryland National Capital Park and Planning Commission                       7/02 at 102        AA***        741,601
                 (Prince George's County, Maryland), General Obligation Bonds,
                 Prince George's County Park Acquisition and Development Bonds,
                 Series L-2, 6.125%, 7/01/10 (Pre-refunded to 7/01/02)

    500,000    Maryland Health and Higher Educational Facilities Authority,                 7/00 at 102          AAA        518,665
                 Revenue Bonds, Sinai Hospital of Baltimore Issue, Series 1990,
                 7.000%, 7/01/19 (Pre-refunded to 7/01/00)

    500,000    Maryland Health and Higher Educational Facilities Authority,                 7/00 at 102          AAA        517,915
                 Revenue Bonds, Francis Scott Key Medical Center Issue, Series
                 1990, 6.750%, 7/01/23 (Pre-refunded to 7/01/00)

  1,005,000    Maryland Health and Higher Educational Facilities Authority                  7/00 at 102          AAA      1,052,426
                 (Doctors Community Hospital Issue), Series 1990, 8.750%, 7/01/22
                 (Pre-refunded to 7/01/00)

    500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of                 7/02 at 101 1/2          AAA        535,762
                 1992 (General Obligation Bonds), 6.600%, 7/01/13 (Pre-refunded to 7/01/02)

------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 3.5%

  1,000,000    Montgomery County, Maryland, Solid Waste System Revenue                      6/03 at 102          AAA      1,014,050
                 Bonds (1993 Series A), 5.875%, 6/01/13 (Alternative Minimum Tax)

  1,500,000    Prince George's County, Maryland, Pollution Control Revenue                  1/03 at 102           A1      1,528,200
                 Refunding Bonds (Potomac Electric Project), 1993 Series, 6.375%, 1/15/23

------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.7%

  2,000,000    Mayor and City Council of Baltimore (Maryland), Project and                 No Opt. Call          AAA      1,780,900
                 Refunding Revenue Bonds (Water Projects), Series 1994-A, 5.000%, 7/01/24

  2,000,000    Mayor and City Council of Baltimore (Maryland), Project and                  7/08 at 101          AAA      1,746,480
                 Refunding Revenue Bonds (Water Projects), Series 1998-A, 5.000%, 7/01/28

  1,500,000    Mayor and City Council of Baltimore (Maryland), Project and                  7/06 at 101          AAA      1,420,860
                 Refunding Revenue Bonds (Water Projects), Series 1996-A, 5.500%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
$76,030,000    Total Investments - (cost $75,455,244) - 98.8%                                                            72,807,358
===========-------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.2%                                                                         849,560
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $73,656,918
               ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**    Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

 .N/R  Investment is not rated.

(WI)  Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                        Portfolio of Investments (Unaudited)

                        Nuveen Flagship Pennsylvania Municipal Bond Fund November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 1.9%

$ 3,000,000    Delaware County Industrial Development Authority (Pennsylvania),             1/08 at 102          BB-    $ 2,745,420
                 Refunding Revenue Bonds, Series A of 1997 (Resource Recovery
                 Facility), 6.200%, 7/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 19.8%

  2,000,000    Allegheny County, Higher Education Building Authority,                      No Opt. Call          Aaa      1,973,400
                 University Revenue Bonds (Duquesne University), Series 1998,
                 5.500%, 3/01/16

  3,000,000    Allegheny County Higher Education Building Authority                         2/06 at 102         Baa3      2,990,070
                 (Commonwealth of Pennsylvania), College Revenue Bonds,
                 Series A of 1996 (Robert Morris College), 6.250%, 2/15/26

               Allegheny County Higher Education Building Authority (Commonwealth of
               Pennsylvania), College Revenue Refunding Bonds, Series A of 1998
               (Robert Morris College):
  1,190,000      5.500%, 5/01/15                                                           No Opt. Call         Baa3      1,128,905
  1,500,000      6.000%, 5/01/28                                                           No Opt. Call         Baa3      1,441,695

               Chester County Health and Education Facilities Authority
               (Pennsylvania), College Revenue Bonds, Series of 1998
               (Immaculata College):
  1,300,000      5.600%, 10/15/18                                                          10/08 at 102         BBB-      1,186,471
  2,300,000      5.625%, 10/15/27                                                          10/08 at 102         BBB-      2,035,017

  2,315,000    Delaware County Authority (Pennsylvania), College Revenue                   10/08 at 100         BBB-      1,957,772
                 Refunding Bonds (Neumann College), Series 1998A, 5.375%,
                 10/01/26

               Delaware County Authority, School Revenue Bonds, Series of 1998
               (The Haverford School Project):
  1,000,000      5.000%, 3/15/19                                                            3/04 at 100           A-        866,260
  2,000,000      5.125%, 3/15/24                                                            3/04 at 100           A-      1,699,580

               New Wilmington Municipal Authority (Lawrence County, Pennsylvania),
               College Revenue Bonds, Series 1998 (Westminster College):
  1,275,000      5.300%, 3/01/18                                                            3/08 at 100         Baa1      1,128,630
    935,000      5.350%, 3/01/28                                                            3/08 at 100         Baa1        803,483

    750,000    Northeastern Pennsylvania Hospital and Education Authority,                  2/05 at 100          AAA        813,968
                 College Revenue Bonds (Luzerne County Community College),
                 6.625%, 8/15/15

               Pennsylvania Higher Educational Facilities Authority (Commonwealth
               of Pennsylvania), Geneva College Revenue Bonds, Series of 1998:
  4,150,000      5.375%, 4/01/15                                                            4/08 at 102         BBB-      3,752,928
  1,800,000      5.375%, 4/01/23                                                            4/08 at 102         BBB-      1,537,812

  3,000,000    Pennsylvania Higher Educational Facilities Authority                         5/09 at 100           A-      2,921,070
                 (Commonwealth of Pennsylvania), Drexel University Revenue
                 Bonds, Series 1999, 6.000%, 5/01/29

  1,250,000    Pennsylvania Higher Educational Facilities Authority                         7/09 at 100          AAA      1,116,975
                 (Commonwealth of Pennsylvania), Thomas Jefferson University
                 Revenue Bonds, Series 1999, 5.000%, 7/01/19

    865,000    Union County Higher Educational Facilities Financing Authority,              4/06 at 101          AAA        845,347
                 Pennsylvania, University Revenue Bonds, Series 1996
                 (Bucknell University), 5.500%, 4/01/16

    600,000    The General Municipal Authority of the City of Wilkes-Barre,                12/00 at 100          N/R        632,418
                 College Misericordia Revenue Bonds, Refunding Series A
                 of 1992, 7.750%, 12/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 2.6%

  3,500,000    Pennsylvania Economic Development Financing Authority (Sun                  12/04 at 102          BBB      3,755,675
                 Company, Inc. (R&M) Project), Series 1994A, 7.600%, 12/01/24
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 12.0%

  1,525,000    Allegheny County Hospital Development Authority (Pennsylvania),             No Opt. Call          N/R      1,456,375
                 Hospital Revenue Bonds, Series Q (Allegheny Valley Hospital,
                 Sublessee),  7.000%, 8/01/15

                    Portfolio of Investments (Unaudited)

                    November 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

               Columbia County Hospital Authority Columbia County, Pennsylvania, Health Care
               Revenue Bonds (The Bloomsburg Hospital Obligated Group Project), Series of 1999:
$ 3,735,000      5.850%, 6/01/24                                                             6/09 at 100        BBB-     $3,264,539
  1,000,000      5.900%, 6/01/29                                                             6/09 at 100        BBB-        871,840

  1,585,000    The City of Jeannette Health Services Authority, Hospital Revenue            11/06 at 102        BBB+      1,495,210
                 Bonds (Jeannette District Memorial Hospital), Series A of 1996, 6.000%,
                 11/01/18

  2,000,000    Monroeville Hospital Authority, Hospital Revenue Refunding Bonds,            10/05 at 102         N/R      1,866,420
                 Forbes Health System, 6.250%, 10/01/15

    500,000    Montgomery County Higher Education and Health Authority, Hospital             2/00 at 100         AAA        503,085
                 Revenue Bonds (Holy Redeemer Hospital), Series 1990A, 7.625%, 2/01/20

  1,985,000    Philadelphia Hospitals and Higher Education Facilities Authority,            11/02 at 102          A-      1,909,530
                 Hospital Revenue Refunding Bonds, Chestnut Hill Hospital, 6.500%,
                 11/15/22

  2,500,000    Philadelphia Hospitals and Higher Education Facilities Authority,             7/07 at 102        BBB+      2,275,400
                 Hospital Revenue Refunding Bonds, Jeanes Hospital Project, 5.875%,
                 7/01/17

               City of Pottsville Hospital Authority, Hospital Revenue Bonds (The Pottsville
               Hospital and Warne Clinic), Series of 1998:
  1,265,000      5.250%, 7/01/10                                                            No Opt. Call         BBB      1,140,043
  2,250,000      5.625%, 7/01/24                                                             7/08 at 100         BBB      1,923,120

    230,000    Health Care Facilities Authority of Sayre (Pennsylvania), Series              3/01 at 102         AAA        241,006
                 1991A, Guthrie Healthcare System, 7.100%, 3/01/17

    350,000    Washington County Hospital Authority, Hospital Revenue Bonds,                 4/02 at 102          A2        371,707
                 Series 1992 (Monongahela Valley Hospital, Inc. Project), 6.750%, 12/01/08

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.3%

    500,000    Redevelopment Authority of the County of Bucks, Pennsylvania,                 2/02 at 100         AAA        510,040
                 Mortgage Revenue Refunding Bonds (Warminster Heights Section 8 Assisted -
                 FHA-Insured Project), 1992 Series A, 6.875%, 8/01/23

  1,530,000    Redevelopment Authority of the City of Philadelphia,                          2/08 at 100         Aa2      1,414,470
                 Pennsylvania, Multifamily Housing Refunding Revenue Bonds, Series 1998
                 (FHA-Insured Mortgage Loan - Woodstock Mutual Homes, Inc. Project),
                 5.450%, 2/01/23

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 13.7%

  3,250,000    Allegheny County Residential Finance Authority, Single Family                11/08 at 102         Aaa      2,894,743
                 Mortgage Revenue Bonds, 1998 Series DD-2, 5.400%, 11/01/29
                 (Alternative Minimum Tax)

  1,535,000    Allegheny County Residential Finance Authority, Single Family                No Opt. Call         Aaa        212,106
                 Mortgage Revenue Bonds, 1994 Series Y, 0.000%, 5/01/27 (Alternative
                 Minimum Tax)

     40,000    Pennsylvania Housing Finance Agency, Single Family Mortgage                   4/01 at 102         AA+         40,976
                 Revenue Bonds, Series 30, 7.300%, 10/01/17

    520,000    Pennsylvania Housing Finance Agency, Single Family Mortgage                  10/01 at 102         AA+        536,396
                 Revenue Bonds, Series 1991-32, 7.150%, 4/01/15

  2,500,000    Pennsylvania Housing Finance Agency, Single Family Mortgage                   4/06 at 102         AA+      2,550,650
                 Revenue Bonds, Series 1996-50A, 6.000%, 10/01/13

  2,000,000    Pennsylvania Housing Finance Agency, Single Family Mortgage                   4/06 at 102         AA+      2,027,500
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28 (Alternative Minimum Tax)

  1,000,000    Pennsylvania Housing Finance Agency, Single Family Mortgage                  10/06 at 102         AA+        999,900
                 Revenue Bonds, Series 53A, 6.050%, 4/01/18 (Alternative Minimum Tax)

  3,000,000    Pennsylvania Housing Finance Agency, Single Family Mortgage                  10/07 at 101         AA+      2,695,200
                 Revenue Bonds, Series 1997-61A, 5.500%, 4/01/29 (Alternative Minimum Tax)

  2,600,000    Urban Redevelopment Authority of Pittsburgh, Home Improvement                 8/05 at 102           A      2,613,000
                 Loan Bonds, 1995 Series A, 6.375%, 8/01/18 (Alternative Minimum Tax)

    970,000    Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue                 4/06 at 102         AAA        955,731
                 Bonds, Series A, 6.000%, 4/01/19 (Alternative Minimum Tax)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

$   995,000    Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue                4/06 at 102          AAA    $ 1,009,079
                 Bonds, Series D, 6.250%, 10/01/17

    765,000    Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue                4/07 at 102          AAA        771,931
                 Bonds, 1997 Series A, 6.200%, 10/01/21 (Alternative Minimum Tax)

  1,715,000    Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue                4/09 at 100          AAA      1,611,894
                 Bonds, 1999 Series C, 5.600%, 4/01/20 (Alternative Minimum Tax)

  1,055,000    Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue                4/04 at 102          AAA      1,090,902
                 Bonds, 1994 Series A, 6.625%, 4/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 6.7%

  2,910,000    Allegheny County Residential Finance Authority, Mortgage Revenue            10/05 at 100          AAA      2,970,848
                 Bonds (FHA-Insured Mortgage - Ladies Grand Army of the Republic
                 Health Facility Project), 1995 Series G, 6.350%, 10/01/36

  2,000,000    Armstrong County Hospital Authority (Pennsylvania), Health Center           12/01 at 100          AAA      2,084,940
                 Revenue Refunding Bonds, Series 1991 (Canterbury Place Project),
                 6.500%, 12/01/21

  1,000,000    Butler County Industrial Development Authority (Pennsylvania),               6/03 at 102            A        949,460
                 Health Center Revenue Refunding Bonds, Series 1993, Pittsburgh
                 Lifetime Care Community (Sherwood Oaks Project), 5.750%, 6/01/16

               Chester County Health and Educational Facilities Authority (Pennsylvania),
               Mortgage Revenue Refunding Bonds (Tel Hai Obligated Group Project),
               Series of 1998:
  1,000,000      5.400%, 6/01/18                                                           12/08 at 100          BBB        861,860
  1,100,000      5.500%, 6/01/25                                                           12/08 at 100          BBB        930,831

  2,000,000    Montgomery County Higher Education and Health Authority, Mortgage            1/06 at 101          BBB      1,909,580
                 Revenue Bonds, Series 1996 (Waverly Heights Project), 6.375%, 1/01/26
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 9.3%

               Chichester School District, Delaware County, Pennsylvania, General
               Obligation Bonds, Series of 1999:
  3,125,000      0.000%, 3/01/26 (WI)                                                      No Opt. Call          AAA        623,500
  3,125,000      0.000%, 3/01/27 (WI)                                                      No Opt. Call          AAA        586,031
  3,125,000      0.000%, 3/01/28 (WI)                                                      No Opt. Call          AAA        551,000
  3,125,000      0.000%, 3/01/29 (WI)                                                      No Opt. Call          AAA        517,875

               Girard School District (Erie County, Pennsylvania), General Obligation
               Bonds, Series of 1999B:
  1,645,000      0.000%, 11/01/26                                                          No Opt. Call          AAA        313,060
  1,635,000      0.000%, 11/01/28                                                          No Opt. Call          AAA        273,650

  2,000,000    McKeesport Area School District (Allegheny County, Pennsylvania),           10/06 at 100          AAA      2,131,720
                 General Obligation Bonds, Series of 1996A, 6.000%, 10/01/25

  4,875,000    McKeesport Area School District (Allegheny County, Pennsylvania),           No Opt. Call          AAA      1,062,311
                 General Obligation Bonds, Series of 1997D, 0.000%, 10/01/24

  2,195,000    Montour School District (Allegheny County, Pennsylvania), General           No Opt. Call          AAA        966,327
                 Obligation Bonds, Series B of 1993, 0.000%, 1/01/14

    520,000    City of Philadelphia, Pennsylvania, General Obligation Bonds,                3/09 at 101          AAA        443,867
                 Series 1998, 5.000%, 3/15/28

  3,500,000    The School District of Philadelphia, Pennsylvania, General                   4/09 at 100          AAA      2,809,450
                 Obligation Bonds, Series A of 1999, 4.500%, 4/01/23

  1,500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,               7/07 at 100            A      1,379,010
                 5.375%, 7/01/25

  2,000,000    Township of Tredyffrin, Chester County, Pennsylvania, General               11/06 at 100          Aa1      1,837,600
                 Obligation Bonds, Series of 1996, 5.250%, 11/15/21
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 4.8%

  1,390,000    Pennsylvania Intergovernmental Cooperative Authority (City of               No Opt. Call          AAA      1,541,844
                 Philadelphia Funding Program), Series of 1994, 7.000%, 6/15/05

  3,000,000    Public Auditorium Authority of Pittsburgh and Allegheny County               8/09 at 101          AAA      2,582,400
                 (Pennsylvania), Hotel Room Excise Tax Revenue Bonds, Series of
                 1999, 5.125%, 2/01/35

  3,000,000    Southeastern Pennsylvania Transportation Authority, Special                  3/07 at 102          AAA      2,800,680
                 Revenue Bonds, Series of 1997, 5.375%, 3/01/22

                Portfolio of Investments (Unaudited)

                November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 5.2%

$ 2,300,000    County of Allegheny, Pennsylvania, Airport Revenue Refunding                 1/08 at 101          AAA    $ 2,144,796
                 Bonds, Series 1997A (Pittsburgh International Airport), 5.250%,
                 1/01/16 (Alternative Minimum Tax)

     50,000    Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue             12/02 at 102          AAA         48,474
                 Bonds, Series O of 1992, 5.500%, 12/01/17

  3,500,000    Philadelphia, Pennsylvania, Airport Revenue Bonds, Philadelphia              6/07 at 102          AAA      3,164,245
                 Airport System, Series 1997B, 5.400%, 6/15/27 (Alternative
                 Minimum Tax)

  2,530,000    The Philadelphia Parking Authority, Parking Revenue Bonds,                   2/09 at 101          AAA      2,161,227
                 Series of 1999, 5.000%, 2/01/27 U.S.
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 10.8%

    200,000    Allegheny County Hospital Development Authority, Hospital                   10/01 at 100      BBB+***        209,388
                 Revenue Bonds, Series 1991A (St. Margaret Memorial Hospital),
                 7.125%, 10/01/21 (Pre-refunded to 10/01/01)

    200,000    Butler County Hospital Authority (Pennsylvania), Hospital                    6/01 at 102          AAA        211,636
                 Revenue Bonds, Series 1991A (North Hills Passavant Hospital),
                 7.000%, 6/01/22 (Pre-refunded to 6/01/01)

  2,850,000    Deer Lakes School District (Allegheny County, Pennsylvania),                 1/04 at 100          AAA      3,027,983
                 General Obligation Bonds, Series of 1995, 6.350%, 1/15/14
                 (Pre-refunded to 1/15/04)

  1,320,000    Delaware County Authority, Health Facilities Revenue Bonds,                 12/06 at 102          Aaa      1,325,887
                 Series of 1996 (Mercy Health Corporation of Southeastern
                 Pennsylvania Obligated Group), 6.000%, 12/15/26

  2,000,000    Pennsylvania Economic Development Financing Authority (MacMillan            12/05 at 102         A***      2,299,360
                 Bloedel Limited Partnership), 7.600%, 12/01/20 (Alternative
                 Minimum Tax) (Pre-refunded to 12/01/05)

  1,500,000    Pennsylvania Intergovernmental Cooperation Authority, Special                6/05 at 100          AAA      1,663,860
                 Tax Revenue Bonds (City of Philadelphia Funding Program),
                 Series of 1994, 7.000%, 6/15/14 (Pre-refunded to 6/15/05)

    250,000    Philadelphia Authority for Industrial Development Revenue Bonds,             5/02 at 102       N/R***        266,553
                 Series of 1992 (National Board of Medical Examiners Project),
                 6.750%, 5/01/12 (Pre-refunded to 5/01/02)

    650,000    City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,                No Opt. Call          AAA        738,004
                 Twelfth Series B, 7.000%, 5/15/20

    450,000    City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,                 7/03 at 102       BBB***        482,436
                 Fourteenth Series, 6.375%, 7/01/26 (Pre-refunded to 7/01/03)

  2,000,000    Philadelphia Hospitals and Higher Education Facilities                      No Opt. Call      BBB+***      2,132,360
                 Authority, Hospital Revenue Refunding Bonds, Pennsylvania
                 Hospital, 6.250%, 7/01/06

  1,450,000    The Philadelphia Municipal Authority, Pennsylvania, Criminal                 4/00 at 100          AAA      1,468,531
                 Justice Center Refunding Revenue Bonds, Series of 1988,
                 7.800%, 4/01/18 (Pre-refunded to 4/01/00)

    500,000    Saint Mary Hospital Authority, Hospital Revenue Bonds, Series                7/02 at 102          AAA        534,125
                 1992A (Franciscan Health System/Saint Mary Hospital of
                 Langhorne Inc.), 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

    935,000    The Municipal Authority of the Borough of West View (Allegheny              No Opt. Call          AAA      1,230,554
                 County, Pennsylvania), Special Obligation Bonds, Series of
                 1985A, 9.500%, 11/15/14
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 9.1%

  2,000,000    Beaver County Industrial Development Authority, Pennsylvania,                6/08 at 102          AAA      1,797,240
                 Exempt Facilities Revenue Bonds, 1998 Series A (Shippingport
                 Project), 5.375%, 6/01/28 (Alternative Minimum Tax)

    800,000    Greater Lebanon Refuse Authority, Lebanon County, Pennsylvania,             11/02 at 100           A-        828,576
                 Solid Waste Revenue Bonds, Series of 1992, 7.000%, 11/15/04

  1,500,000    Lawrence County Industrial Development Authority Pollution                   9/01 at 102         Baa2      1,554,390
                 Control Revenue Refunding Bonds, Pennsylvania Power Company -
                 New Castle Project, Series A, 7.150%, 3/01/17

  1,610,000    Lehigh County Industrial Development Authority, Pollution                   11/02 at 102          AAA      1,654,549
                 Control Revenue Refunding Bonds, 1992 Series A (Pennsylvania
                 Power and Light Company Project), 6.400%, 11/01/21

    550,000    Lehigh County Industrial Development Authority, Pollution                    8/05 at 102          AAA        553,449
                 Control Revenue Refunding Bonds, 1995 Series A (Pennsylvania
                 Power and Light Company Project), 6.150%, 8/01/29

    950,000    Luzerne County Industrial Development Authority, Exempt Facilities          12/02 at 102            A      1,014,800
                 Revenue Bonds, 1992 Series B (Pennsylvania Gas and Water Company
                 Project), 7.125%, 12/01/22 (Alternative Minimum Tax)

  1,500,000    Luzerne County Industrial Development Authority, Exempt Facilities          12/04 at 102          AAA      1,640,460
                 Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and Water
                 Company Project), 7.000%, 12/01/17 (Alternative Minimum Tax)

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

$  1,000,000    Northampton County Industrial Development Authority (Pennsylvania),          7/05 at 102          AAA  $  1,011,750
                  Pollution Control Revenue Refunding Bonds, 1995 Series A
                  (Metropolitan Edison Company Project), 6.100%, 7/15/21

                City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                Fourteenth Series:
   2,000,000      6.375%, 7/01/14                                                            7/03 at 102          AAA     2,127,620
     950,000      6.375%, 7/01/26                                                            7/03 at 102          BBB       941,522
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 1.9%

   2,000,000    Allegheny County Sanitary Authority, Pennsylvania, Sewer                    12/07 at 102          AAA     1,855,000
                  Revenue Bonds, Series of 1997, 5.375%, 12/01/24

     830,000    South Wayne County Water and Sewer Authority, Pennsylvania,                  4/02 at 102          N/R       872,637
                  Sewer Revenue Bonds, 8.200%, 4/15/13 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$168,775,000    Total Investments - (cost $147,237,621) - 99.1%                                                         143,674,945
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                      1,239,931
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $144,914,876
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1)

                                 See accompanying notes to financial statements.

                 Portfolio of Investments (Unaudited)

                 Nuveen Flagship Virginia Municipal Bond Fund
                 November 30, 1999

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 5.9%

$ 2,500,000    Industrial Development Authority of the County of Bedford, Virginia,         2/08 at 102         Baa2    $ 2,206,675
                 Industrial Development Refunding Revenue Bonds (Nekoosa Packaging
                 Corporation), Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)

  2,000,000    Industrial Development Authority of the County of Bedford, Virginia,        12/09 at 101         Baa2      1,958,700
                 Industrial Development Refunding Revenue Bonds (Nekoosa Packaging
                 Corporation), Series 1999, 6.300%, 12/01/25 (Alternative Minimum Tax)

  2,000,000    Industrial Development Authority of Covington-Alleghany County, Virginia,    9/04 at 102           A2      2,077,240
                 Pollution Control Facilities Refunding Revenue Bonds (Westvaco
                 Corporation Project), Series 1994, 6.650%, 9/01/18

  3,545,000    Industrial Development Authority of the Isle of Wight County, Virginia,      4/04 at 102           A1      3,591,227
                 Solid Waste Disposal Facilities Revenue Bonds (Union Camp Corporation
                 Project), Series 1994, 6.550%, 4/01/24 (Alternative Minimum Tax)

  3,000,000    Industrial Development Authority of the Isle of Wight County, Virginia,      5/07 at 102         BBB+      2,926,920
                 Solid Waste Disposal Facilities Revenue Bonds (Union Camp Corporation
                 Project), Series 1997, 6.100%, 5/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 0.8%

  2,000,000    Industrial Development Authority of the County of Henrico, Virginia,        No Opt. Call          BB-      1,727,440
                 Solid Waste Disposal Revenue Bonds, Series 1996A (Browning-Ferris
                 Industries of South Atlantic, Inc. Project), 5.450%, 1/01/14
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 0.7%

  1,500,000    Industrial Development Authority of the County of James City, Virginia,      4/07 at 101           A+      1,463,490
                 Sewage and Solid Waste Disposal Facilities Revenue Bonds, Series 1997
                 (Anheuser Busch Project), 6.000%, 4/01/32 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 9.6%

  2,000,000    Industrial Development Authority of the City of Alexandria, Virginia,        1/09 at 101           A1      1,961,620
                 Educational Facilities Revenue Bonds (Episcopal High School),
                 Series 1999, 5.875%, 1/01/29

  1,000,000    Industrial Development Authority of Arlington County, Virginia,              7/07 at 102          Aa1        931,690
                 Headquarters Facility Revenue Bonds (The Nature Conservancy),
                 Series 1997A, 5.450%, 7/01/27

    500,000    Medical College of Hampton Roads (Virginia), General Revenue                11/01 at 102           A-        521,905
                 Refunding Bonds, Series 1991A, 6.875%, 11/15/16

               Industrial Development Authority of Loudoun County, Virginia, University
               Facilities Revenue Refunding Bonds (The George Washington University),
               Series of 1992:
    500,000      6.250%, 5/15/12                                                            5/02 at 102           A1        522,245
  2,225,000      6.250%, 5/15/22                                                            5/02 at 102           A1      2,233,055

  2,000,000    Prince William County Park Authority (Virginia), Park Facilities            10/09 at 101           A3      1,937,240
                 Revenue Refunding and Improvement Bonds, Series 1999, 6.000%,
                 10/15/28

  1,250,000    Industrial Development Authority of Rockingham County, Virginia,            10/03 at 102         Baa3      1,191,350
                 Educational Facilities Revenue Bonds (Bridgewater College),
                 Series 1993, 6.000%, 10/01/23

               Staunton Industrial Development Authority, Educational Facilities
               Revenue Bonds (Mary Baldwin College):
    350,000      5.900%, 11/01/03                                                          No Opt. Call          N/R        353,521
    370,000      6.000%, 11/01/04                                                          No Opt. Call          N/R        373,815

    750,000    Virginia College Building Authority, Educational Facilities Revenue          1/02 at 102          AAA        793,635
                 Refunding Bonds, Washington and Lee University Project, 6.400%,
                 1/01/12

    800,000    Virginia College Building Authority, Educational Facilities Revenue          5/02 at 102          Aa2        854,888
                 Bonds (Randolph-Macon College Project), Series of 1992, 6.625%,
                 5/01/13

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations (continued)

$ 2,000,000    Virginia College Building Authority, Educational Facilities                 10/02 at 102         BBB+    $ 2,088,320
                 Revenue Refunding Bonds (Roanoke College Project), 6.625%, 10/15/12

  3,250,000    Virginia College Building Authority, Educational Facilities Revenue          4/03 at 102           A+      3,271,190
                 Refunding Bonds (Hampton University Project), Series of 1993,
                 5.750%, 4/01/14

  2,000,000    Virginia College Building Authority, Educational Facilities Revenue         No Opt. Call          AAA      1,790,980
                 Bonds (The Washington and Lee University Project), Series 1998,
                 5.250%, 1/01/31

    420,000    Virginia College Building Authority, Educational Facilities Revenue          1/04 at 102           AA        425,237
                 Bonds (The Washington and Lee University Project), Series of 1994,
                 5.750%, 1/01/14

  1,250,000    Virginia College Building Authority, Educational Facilities Revenue          7/08 at 102           AA      1,064,838
                 and Refunding Bonds (Marymount University Project), Series 1998,
                 5.125%, 7/01/28

               Industrial Development Authority of the City of Winchester (Virginia),
               Educational Facilities First Mortgage Revenue Bonds (Shenandoah
               University Project), Series 1994:
    180,000      6.700%, 10/01/14                                                          10/04 at 102           AA        193,630
     95,000      6.750%, 10/01/19                                                          10/04 at 102           AA        100,655
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 11.0%

  1,125,000    Industrial Development Authority of Albemarle County, Virginia,             10/02 at 102          N/R      1,201,073
                 Health Services Revenue Bonds (The University of Virginia Health
                 Services Foundation), Series 1992, 6.500%, 10/01/22

  2,060,000    Industrial Development Authority of Albemarle County, Virginia,             10/03 at 102           A2      2,050,174
                 Hospital Refunding Revenue Bonds (Martha Jefferson Hospital),
                 Series 1993, 5.875%, 10/01/13

  2,000,000    Industrial Development Authority of Fairfax County, Virginia,                8/06 at 102           AA      1,980,080
                 Health Care Revenue Bonds (Inova Health System Project),
                 Series 1996A, 6.000%, 8/15/26

  2,000,000    Industrial Development Authority of the City of Fredericksburg,              6/07 at 102          AAA      1,801,640
                 Virginia, Hospital Facilities Revenue Refunding Bonds (MediCorp
                 Health System Obligated Group), Series 1996, 5.250%, 6/15/23

  1,110,000    The Industrial Development Authority of the County of Giles,                12/05 at 102           A2      1,035,186
                 Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project,
                 Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)

    500,000    Industrial Development Authority of the City of Hampton,                    11/04 at 102          Aa2        534,400
                 Virginia, Hospital Revenue and Refunding Bonds (Sentara Hampton
                 General Hospital), Series 1994A, 6.500%, 11/01/12

  3,750,000    Industrial Development Authority of the County of Hanover, Virginia,        No Opt. Call          AAA      3,971,250
                 Virginia, Hospital Revenue Bonds, Series 1995 (Memorial Regional
                 Medical Center Project at Hanover Medical Park - Bon Secours Health
                 System Obligated Group), 6.375%, 8/15/18

  2,000,000    Industrial Development Authority of the County of Hanover, Virginia,         8/05 at 102          AAA      1,865,880
                 Hospital Revenue Bonds, Series 1995 (Bon Secours Health System
                 Projects), 5.500%, 8/15/25

  1,250,000    Industrial Development Authority of Henry County, Virginia, Hospital         1/07 at 101           A+      1,213,325
                 Revenue Bonds (Memorial Hospital of Martinsville and Henry County),
                 Series 1997, 6.000%, 1/01/27

  1,700,000    Industrial Development Authority of Loudoun County, Virginia,                6/05 at 102          AAA      1,671,015
                 Hospital Revenue Bonds (Loudoun Hospital Center), Series 1995,
                 5.800%, 6/01/20

               Industrial Development Authority of the City of Lynchburg, Virginia,
               Healthcare Facilities Revenue and Refunding Bonds (Centra Health),
               Series 1998:
  1,000,000      5.200%, 1/01/23                                                            1/08 at 101           A+        872,190
  3,000,000      5.200%, 1/01/28                                                            1/08 at 101           A+      2,577,210

  1,900,000    Medical College of Virginia Hospitals Authority, General Revenue             7/08 at 102          AAA      1,679,543
                 Bonds, Series 1998, 5.125%, 7/01/23

  1,000,000    Industrial Development Authority of the City of Norfolk (Virginia),          8/07 at 102          AAA        892,770
                 Health Care Revenue Bonds, Series 1997 (Bon Secours Health System),
                 5.250%, 8/15/26

    400,000    Richmond Industrial Development Authority, Medical Facility Revenue           2/00 at 100         AA-        401,732
                 Bonds, Richmond Metropolitan Blood Service, 7.125%, 2/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 5.1%

  1,200,000    Fairfax County Redevelopment and Housing Authority, FHA-Insured              9/06 at 102          AAA      1,200,672
                 Mortgage Housing for the Elderly Revenue Refunding Bonds,
                 Series 1996 (Little River Glen), 6.100%, 9/01/26

  3,665,000    Economic Development Authority of Henrico County, Virginia, Beth             7/09 at 102          AAA      3,538,118
                 Sholom Assisted Living Revenue Bonds, GNMA Mortgage Backed
                 Securities Financing, Series 1999A, 6.000%, 7/20/39

Portfolio of Investments (Unaudited)
Nuveen Flagship Virginia Municipal Bond Fund (continued)
November 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

$ 2,000,000    Newport News Redevelopment and Housing Authority, Mortgage                    1/02 at 102         AAA     $2,038,320
                 Revenue Refunding Bonds, West Apartments, Series A, 6.550%, 7/01/24

    480,000    Suffolk Redevelopment and Housing Authority, Multifamily                      7/02 at 104        Baa2        506,424
                 Housing Revenue Refunding Bonds, Series 1994 (Chase Heritage at
                 Dulles Project), 7.000%, 7/01/24 (Mandatory put 7/01/04)

  3,000,000    City of Virginia Beach Development Authority, Multifamily                    10/14 at 100         N/R      2,965,800
                 Housing Revenue Bonds (Residential Rental Hamptons Project),
                 Series 1999, 7.500%, 10/01/39

    700,000    Virginia State Housing Development Authority, Multifamily                     5/01 at 102         AA+        725,123
                 Housing Bonds, Series 1991F, 7.000%, 5/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 7.4%

    110,000    Puerto Rico Housing Finance Corporation, Single Family                        9/00 at 102         AAA        113,405
                 Mortgage Revenue, Portfolio 1, Series B, 7.650%, 10/15/22

               Virginia Housing Development Authority, Commonwealth Mortgage
               Bonds, 1992 Series A:
  3,000,000      7.100%, 1/01/17                                                             1/02 at 102         AA+      3,080,730
  1,000,000      7.100%, 1/01/22                                                             1/02 at 102         AA+      1,023,300
  3,170,000      7.150%, 1/01/33                                                             1/02 at 102         AA+      3,255,527

  1,000,000    Virginia State Housing Development Authority, Commonwealth                    7/05 at 102         AA+      1,011,940
                 Mortgage Bonds, Series C1, 6.300%, 7/01/25 (Alternative Minimum Tax)

  2,000,000    Virginia State Housing Development Authority, Commonwealth                    7/05 at 102         AA+      2,014,920
                 Mortgage Bonds, Series C3, 6.125%, 7/01/22 (Alternative Minimum Tax)

  6,000,000    Virginia State Housing Development Authority, Commonwealth                    1/08 at 102         AA+      5,368,020
                 Mortgage Bonds, 1996 Series G, Subseries G-1, 5.300%, 1/01/22
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.2%

    715,000    Industrial Development Authority of Albemarle County,                         1/01 at 103         N/R        752,144
                 Virginia, Mortgage Revenue Refunding Bonds, Series 1986A
                 (FHA-Insured Project), 8.900%, 7/15/26

  1,000,000    Health Center Commission for the County of Chesterfield                      12/06 at 102         AAA        978,270
                 (Virginia), Mortgage Revenue Bonds (GNMA Collateralized - Lucy
                 Corr Nursing Home Project), Series 1996, 5.875%, 12/01/21

    500,000    Fairfax County Redevelopment and Housing Authority, Multifamily              12/06 at 103         AAA        497,260
                 Housing Revenue Refunding Bonds (FHA-Insured Mortgage Loan -
                 Paul Spring Retirement Center), Series 1996A, 6.000%, 12/15/28

    500,000    Front Royal and Warren County, Industrial Development                         1/00 at 106           A        536,835
                 Authority, Revenue Bonds (Heritage Hall XIII), Series 1986,
                 9.450%, 7/15/24

  1,190,000    Industrial Development Authority of the County of Henrico,                    7/03 at 102         AAA      1,173,602
                 Virginia, Nursing Facility Insured-Mortgage Refunding Revenue
                 Bonds (Cambridge Manor Nursing Home), Series 1993, 5.875%, 7/01/19

  1,000,000    Northern Virginia Health Center Commission, Nursing Home                      7/08 at 102         AAA        854,130
                 Mortgage Revenue Refunding Bonds (Birmingham Green Project), Series
                 1998, 5.000%, 7/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 6.5%

  1,500,000    City of Portsmouth, Virginia, General Obligation Bonds, Public                8/03 at 102         AA-      1,441,530
                 Utility Refunding Bonds,
                 Series 1993, 5.500%, 8/01/19

    500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1996             7/06 at 101 1/2           A        461,295
                 (General Obligation Bonds), 5.400%, 7/01/25

  1,500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997                 7/07 at 100           A      1,379,010
                 (General Obligation Bonds), 5.375%, 7/01/25

               Commonwealth of Puerto Rico, Public Improvement Bonds of 1994 (General
               Obligation Bonds):
  2,575,000      6.450%, 7/01/17                                                             7/04 at 102         AAA      2,819,651
  2,500,000      6.500%, 7/01/23                                                         7/04 at 101 1/2         AAA      2,742,650

  3,005,000    City of Richmond, Virginia, General Obligation Public                         7/03 at 102          AA      2,843,481
                 Improvement Bonds, Series 1993B, 5.500%, 7/15/23

               Virginia Public School Authority, School Financing Bonds (1991
               Resolution), Series 1995B:
  1,000,000      5.750%, 8/01/15                                                             8/05 at 102          AA      1,009,470
  1,210,000      5.625%, 8/01/16                                                             8/05 at 102          AA      1,203,430

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 11.2%

$ 2,300,000    Big Stone Gap Redevelopment and Housing Authority,                            9/05 at 102          AA   $  2,248,871
                 Commonwealth of Virginia, Correctional Facility Lease Revenue Bonds
                 (Wallens Ridge Development Project), Series 1995, 5.500%, 9/01/15

  3,000,000    Industrial Development Authority of Brunswick County,                         7/06 at 102         AAA      2,919,150
                 Virginia, Correctional Facility Lease Revenue Bonds, Series 1996,
                 5.500%, 7/01/17

    860,000    Fairfax County Economic Development Authority (Virginia),                     9/09 at 102          AA        874,783
                 Parking Revenue Bonds (Vienna II Metrorail Station Project), 1999
                 First Series, 6.000%, 9/01/18

  5,000,000    Hampton Roads Regional Jail Authority, Regional Jail                          7/06 at 102         AAA      4,720,250
                 Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24

  2,000,000    Industrial Development Authority of the County of Henrico,                    8/05 at 102          AA      2,252,380
                 Virginia, Public Facility Lease Revenue Bonds (Henrico County
                 Regional Jail Project), Series 1994, 7.000%, 8/01/13

    750,000    Loudoun County, Virginia, Certificates of Participation,                     No Opt. Call         AAA        849,818
                 Series E, 7.200%, 10/01/10

    675,000    Norfolk Redevelopment and Housing Authority (Virginia),                      11/09 at 102          AA        648,533
                 Educational Facility Revenue Bonds (State Board for Community
                 Colleges - Tidewater Community College Downtown Campus),
                 Series of 1999, 5.500%, 11/01/19

  1,500,000    Peninsula Airport Commission, Virginia, Airport Improvement,                  7/01 at 102          AA      1,587,675
                 7.300%, 7/15/21 (Alternative Minimum Tax)

               Prince William County Industrial Development Authority,
               Lease Revenue, ATCC Project:
  2,000,000      6.000%, 2/01/14                                                             2/06 at 102          A2      1,964,840
  1,000,000      6.000%, 2/01/18                                                             2/06 at 102          A2        960,610

  2,250,000    Puerto Rico Highway and Transportation Authority, Highway                     7/16 at 100           A      2,076,458
                 Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

  1,000,000    Virgin Islands Public Finance Authority, Revenue Bonds                       10/10 at 101        BBB-      1,004,800
                 (Virgin Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.500%, 10/01/24

  1,000,000    Commonwealth Transportation Board, Commonwealth of Virginia,                  5/07 at 101          AA        911,740
                 Transportation Revenue Refunding Bonds, Series 1997C (U.S. Route 58
                 Corridor Development Program), 5.125%, 5/15/19

  1,000,000    Virginia Public School Authority, School Financing Bonds,                     8/04 at 102          AA      1,062,850
                 Series 1994A, 6.200%, 8/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 8.7%

  2,250,000    Capital Region Airport Commission, Richmond (Virginia),                       7/05 at 102         AAA      2,155,815
                 International Airport Projects, Airport Revenue Bonds, Series 1995A,
                 5.625%, 7/01/25

    750,000    Charlottesville-Albemarle Airport Authority (Virginia),                      12/05 at 102         BBB        752,903
                 Airport Revenue Refunding Bonds, Series 1995, 6.125%, 12/01/13
                 (Alternative Minimum Tax)

  1,250,000    City of Chesapeake, Virginia, Chesapeake Expressway Toll                      7/09 at 101        Baa2      1,190,038
                 Road Revenue Bonds, Series 1999A, 5.625%, 7/15/19

               Loudoun County Industrial Development Authority, Air Cargo Facility
               Revenue Bonds, Washington Dulles Air Cargo:
    110,000      6.625%, 1/01/00 (Alternative Minimum Tax)                                  No Opt. Call         N/R        110,059
  3,000,000      7.000%, 1/01/09 (Alternative Minimum Tax)                                   1/01 at 102         N/R      3,039,840
    600,000      6.500%, 1/01/09 (Alternative Minimum Tax)                                   1/06 at 102         N/R        598,938

  1,000,000    Metropolitan Washington Airports Authority, Airport System Revenue           10/04 at 102         AAA        969,820
                 Bonds, Series 1994A, 5.750%, 10/01/20 (Alternative Minimum Tax)

    770,000    Metropolitan Washington D.C. Apartments Authority, Virginia,                 10/07 at 101         AA-        715,469
                 General Airport Revenue Bonds, Series B, 5.500%, 10/01/23
                 (Alternative Minimum Tax)

               Pocahontas Parkway Association, Route 895 Connector Toll Road Revenue
               Bonds, Senior Current Interest, Series 1998A:
  5,000,000      0.000%, 8/15/16                                                        8/08 at 64 13/16        BBB-      1,610,950
  5,500,000      5.500%, 8/15/28                                                             8/08 at 102        BBB-      4,721,695

  1,900,000    Puerto Rico Ports Authority, Special Facilities Revenue Bonds,                6/06 at 102        BBB-      1,907,315
                 1996 Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                 (Alternative Minimum Tax)

  1,000,000    Virginia Port Authority, Port Facilities Revenue Bonds,                       7/07 at 101         AAA        924,630
                 Series 1997, 5.500%, 7/01/24 (Alternative Minimum Tax)

Portfolio of Investments (Unaudited)
Nuveen Flagship Virginia Municipal Bond Fund (continued)
November 30, 1999



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 14.6%

$ 1,000,000    Town of Abingdon, Virginia, General Obligation Capital Improvement Bonds,     8/02 at 102       A2***   $  1,065,290
                 Series 1992, 6.250%, 8/01/12 (Pre-refunded to 8/01/02)

  1,000,000    Blacksburg-Virginia Polytechnic Institute Sanitation Authority               11/02 at 102        A***      1,067,030
                 (Virginia), Sewer System Revenue Bonds, Series of 1992, 6.250%, 11/01/12
                 (Pre-refunded to 11/01/02)

    750,000    Chesapeake Bay Bridge and Tunnel District, General Resolution                 7/01 at 102         AAA        788,610
                 Revenue Refunding Bonds, Series 1991, 6.375%, 7/01/22
                 (Pre-refunded to 7/01/01)

  1,000,000    Industrial Development Authority of Covington-Alleghany County,               4/02 at 102      N/R***      1,063,540
                 Virginia, Hospital Facility Revenue Bonds (Alleghany Regional Hospital),
                 Series 1992, 6.625%, 4/01/12 (Pre-refunded to 4/01/02)

    730,000    City of Danville, Virginia, General Improvement Bonds of Fiscal               5/02 at 102       A3***        778,012
                 Year 1991-1992, 6.500%, 5/01/12 (Pre-refunded to 5/01/02)

  1,325,000    Fairfax County Redevelopment and Housing Authority (Virginia), Revenue        6/02 at 102      N/R***      1,447,417
                 Bonds, 1992 Issue A, 7.500%, 6/15/18 (Pre-refunded to 6/15/02)

    150,000    Fairfax County Water Authority, Water Refunding Revenue Bonds,                4/07 at 102         AAA        162,788
                 Series 1992, 6.000%, 4/01/22 (Pre-refunded to 4/01/07)

    995,000    Henrico County, Virginia, Water and Sewer System Refunding Revenue            5/02 at 100      Aa2***      1,036,880
                 Bonds, Series 1992, 6.250%, 5/01/13 (Pre-refunded to 5/01/02)

    250,000    Martinsville Industrial Development Authority, Hospital Facility Revenue      1/01 at 100       A2***        256,983
                 Bonds, Memorial Hospital of Martinsville and Henry), 7.000%, 1/01/11
                 (Pre-refunded to 1/01/01)

  2,000,000    Peninsula Ports Authority, Virginia, Health Care Facilities Revenue           8/06 at 100     BBB+***      2,218,920
                 Refunding Bonds, Mary Immaculate Project, 7.000%, 8/01/17
                 (Pre-refunded to 8/01/06)

  2,080,000    Peninsula Ports Authority, Virginia, Health System Revenue and Refunding      7/02 at 102      Aa2***      2,227,701
                 Bonds (Riverside Health System Project), Series 1992-A, 6.625%, 7/01/18
                 (Pre-refunded to 7/01/02)

  3,250,000    Industrial Development Authority of the County of Prince William             10/05 at 102         Aaa      3,653,585
                 (Virginia), Hospital Facility Revenue Bonds (Potomac Hospital
                 Corporation of Prince William), Series 1995, 6.850%, 10/01/25
                 (Pre-refunded to 10/01/05)

  2,500,000    Prince William County Park Authority (Virginia), Revenue Bonds,              10/04 at 102     BBB+***      2,773,550
                 Series 1994, 6.875%, 10/15/16 (Pre-refunded to 10/15/04)

  1,000,000    Prince William County Service Authority (Virginia), Water and                 7/01 at 100         AAA      1,027,070
                 Sewer System Revenue Bonds, Series 1991, 6.000%, 7/01/29
                 (Pre-refunded to 7/01/01)

  1,500,000    Richmond Redevelopment and Housing Authority, Project Revenue                 3/05 at 102         AAA      1,663,365
                 Bonds (1994 Old Manchester Project), Series 1994, 6.800%,
                 3/01/15 (Pre-refunded to 3/01/05)

  2,260,000    City of Virginia Beach Development Authority (Virginia),                     11/01 at 102       AA***      2,385,046
                 Hospital Revenue Bonds (Sentara Bayside Hospital), Series 1991,
                 6.300%, 11/01/21 (Pre-refunded to 11/01/01)

               Virginia College Building Authority, Educational Facilities
               Revenue Bonds, Marymount University Project:
  1,000,000      7.000%, 7/01/12 (Pre-refunded to 7/01/02)                                   7/02 at 102      N/R***      1,078,290
  1,400,000      7.000%, 7/01/22 (Pre-refunded to 7/01/02)                                   7/02 at 102      N/R***      1,509,606

               Virginia College Building Authority, Educational Facilities Revenue Bonds
               (The Washington and Lee University Project), Series of 1994:
    580,000      5.750%, 1/01/14 (Pre-refunded to 1/01/04)                                   1/04 at 102         AAA        613,640
  1,000,000      5.800%, 1/01/24 (Pre-refunded to 1/01/04)                                   1/04 at 102         AAA      1,059,840

  1,000,000    Virginia Resources Authority, Water and Sewer System Revenue Bonds,          10/07 at 100       AA***      1,046,020
                 1995 Series A (Sussex County Project), 5.600%, 10/01/25
                 (Pre-refunded to 10/01/07)

               Industrial Development Authority of the City of Winchester (Virginia),
               Educational Facilities First Mortgage Revenue Bonds (Shenandoah University
               Project), Series 1994:
  1,620,000      6.700%, 10/01/14 (Pre-refunded to 10/01/04)                                10/04 at 102       AA***      1,787,054
    680,000      6.750%, 10/01/19 (Pre-refunded to 10/01/04)                                10/04 at 102       AA***        751,577
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 5.5%

  2,110,000    Halifax County Industrial Development Authority (Old Dominion                12/02 at 102          A+      2,172,688
                 Electric Cooperative), 6.500%, 12/01/12 (Alternative Minimum Tax)

  2,500,000    Mecklenburg County Industrial Development Authority, Exempt Facility,         5/01 at 102         Aa3      2,566,800
                 Mecklenburg Cogeneration Project, Series 1991A, 7.350%, 5/01/08
                 (Alternative Minimum Tax)

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$  1,750,000    City of Richmond, Virginia, Public Utility Revenue and                       1/08 at 101         A+   $  1,520,715
                  Refunding Bonds, Series 1998A, 5.125%, 1/15/28

   1,000,000    Industrial Development Authority of Russell County, Virginia,               11/00 at 102       Baa1      1,037,600
                  Pollution Control Revenue Bonds (Appalachian Power Company
                  Project), Series G, 7.700%, 11/01/07

   1,500,000    Southeastern Public Service Authority of Virginia, Senior                    7/03 at 102          A-      1,483,455
                  Revenue Bonds, Series 1993 (Regional Solid Waste System),
                  6.000%, 7/01/13 (Alternative Minimum Tax)

   1,000,000    Virginia State Resource Authority, Solid Waste Disposal                     11/02 at 102          AA      1,069,190
                  System Revenue, Series B, 6.750%, 11/01/12

   1,960,000    Virginia Resources Authority, Solid Waste Disposal System                    4/05 at 102          AA      1,905,473
                  Revenue Bonds (County of Prince William, Virginia - Refunding),
                  1995 Series A, 5.500%, 4/01/15
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 9.0%

   1,000,000    Fairfax County Water Authority (Virginia), Water Refunding                  No Opt. Call          AA        895,400
                  Revenue Bonds, Series 1997, 5.000%, 4/01/21

                Fairfax County (Virginia), Water Authority, Water Refunding
                Revenue Bonds, Series 1992:
     850,000      6.000%, 4/01/22                                                            4/07 at 102          AA        857,956
   1,625,000      5.750%, 4/01/29                                                            4/02 at 100          AA      1,583,303

   1,000,000    Frederick-Winchester Service Authority (Virginia), Regional                 10/03 at 102         AAA      1,007,050
                  Sewer System Refunding Revenue Bonds, Series 1993, 5.750%, 10/01/15

   1,505,000    Henrico County, Virginia, Water and Sewer System Refunding                   5/02 at 100         Aa2      1,545,394
                  Revenue Bonds, Series 1992, 6.250%, 5/01/13

   2,000,000    Leesburg, Virginia, Utility System Revenue Refunding Bonds,                  7/07 at 102         AAA      1,790,860
                  5.125%, 7/01/22

   1,000,000    Loudoun County Sanitation Authority (Virginia), Water and                    1/03 at 102         AAA      1,039,830
                  Sewer System Revenue Bonds, Refunding Series 1992, 6.250%, 1/01/16

   1,000,000    Loudoun County Sanitation Authority (Virginia), Water and                    1/07 at 102         AAA        883,630
                  Sewer System Revenue Bonds, Refunding Series 1996, 5.125%, 1/01/26

   2,500,000    Loudoun County Sanitation Authority (Virginia), Water and                    1/09 at 102         AAA      2,044,700
                  Sewer System Revenue Bonds, Series 1998, 4.750%, 1/01/30

   1,500,000    Prince William County Service Authority (Virginia), Water and                7/08 at 101         AAA      1,228,453
                  Sewer System Refunding Revenue Bonds, Series 1997, 4.750%, 7/01/29

   3,500,000    Upper Occoquan Sewage Authority (Virginia), Regional Sewerage                1/04 at 102         AAA      3,096,660
                  System Revenue Refunding Bonds, Series of 1993, 5.000%, 7/01/21

   1,000,000    Virginia Resources Authority, Sewer System Revenue Bonds,                   10/05 at 102          AA        986,340
                  1995 Series A (Hopewell Regional Wastewater Treatment Facility
                  Project), 6.000%, 10/01/25 (Alternative Minimum Tax)

   1,000,000    Virginia Resources Authority, Clean Water State Revolving                   10/10 at 100         AAA        969,060
                  Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22

   1,500,000    Virginia Resources Authority, Water System Refunding Revenue                 4/02 at 100          AA      1,509,550
                  Bonds, 1992 Series A, 6.125%, 4/01/19
-----------------------------------------------------------------------------------------------------------------------------------
$217,635,000    Total Investments - (cost $209,979,460) - 98.2%                                                         211,280,182
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      3,913,140
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $215,193,322
                ===================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**  Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
November 30, 1999

                                                                             Maryland  Pennsylvania      Virginia
-----------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)             $72,807,358  $143,674,945  $211,280,182
Cash                                                                               --     1,469,992            --
Receivables:
 Interest                                                                   1,510,844     2,585,549     3,906,868
 Investments sold                                                             990,704        27,980     2,262,694
 Shares sold                                                                1,014,498        25,000       103,105
Other assets                                                                   61,643       150,379       157,746
-----------------------------------------------------------------------------------------------------------------
  Total assets                                                             76,385,047   147,933,845   217,710,595
-----------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                              1,193,318            --     1,479,637
Payables:
 Investments purchased                                                      1,251,972     2,304,094            --
 Shares redeemed                                                               25,981       323,883       457,412
Accrued expenses:
 Management fees (note 6)                                                      32,949        65,728        96,689
 12b-1 distribution and service fees (notes 1 and 6)                           10,382        25,734        41,177
 Other                                                                         24,522        26,070        38,027
Dividends payable                                                             189,005       273,460       404,331
-----------------------------------------------------------------------------------------------------------------
  Total liabilities                                                         2,728,129     3,018,969     2,517,273
-----------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                       $73,656,918  $144,914,876  $215,193,322
=================================================================================================================
Class A Shares (note 1)
Net assets                                                                $22,473,431  $ 67,890,346  $134,220,462
Shares outstanding                                                          2,301,413     6,989,611    13,036,857
Net asset value and redemption price per share                            $      9.77  $       9.71  $      10.30
Offering price per share (net asset value per share plus maximum sales
 charge of 4.20% of offering price)                                       $     10.20  $      10.14  $      10.75
=================================================================================================================
Class B Shares (note 1)
Net assets                                                                $ 4,802,149  $  8,688,547  $ 11,572,736
Shares outstanding                                                            491,160       892,803     1,124,784
Net asset value, offering and redemption price per share                  $      9.78  $       9.73  $      10.29
=================================================================================================================
Class C Shares (note 1)
Net assets                                                                $ 5,780,738  $ 12,603,426  $ 16,634,069
Shares outstanding                                                            591,903     1,299,213     1,616,950
Net asset value, offering and redemption price per share                  $      9.77  $       9.70  $      10.29
=================================================================================================================
Class R Shares (note 1)
Net assets                                                                $40,600,600  $ 55,732,557  $ 52,766,055
Shares outstanding                                                          4,148,207     5,741,290     5,128,747
Net asset value, offering and redemption price per share                  $      9.79  $       9.71  $      10.29
=================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended November 30, 1999

                                                                             Maryland   Pennsylvania       Virginia
-------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                $ 2,127,536   $  4,473,103   $  6,493,943
-------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                      203,346        409,907        597,928
12b-1 service fees - Class A (notes 1 and 6)                                   21,984         69,723        136,980
12b-1 distribution and service fees - Class B (notes 1 and 6)                  23,528         40,837         52,740
12b-1 distribution and service fees - Class C (notes 1 and 6)                  18,619         49,237         63,784
Shareholders' servicing agent fees and expenses                                35,213         60,371         74,706
Custodian's fees and expenses                                                  30,381         42,014         43,980
Trustees' fees and expenses (note 6)                                            1,223          2,168          2,884
Professional fees                                                               2,811          5,761         12,370
Shareholders' reports - printing and mailing expenses                          26,897         23,839         33,592
Federal and state registration fees                                             4,237          3,377            209
Other expenses                                                                  1,638          5,021          8,538
-------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          369,877        712,255      1,027,711
 Custodian fee credit (note 1)                                                (11,263)        (6,893)       (11,034)
 Expense reimbursement (note 6)                                                (4,922)       (30,869)            --
-------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  353,692        674,493      1,016,677
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                       1,773,844      3,798,610      5,477,266
-------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)         243,099       (839,420)    (1,421,222)
Net change in unrealized appreciation or depreciation of investments       (5,316,707)   (10,154,028)   (11,889,664)
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                           (5,073,608)   (10,993,448)   (13,310,886)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     $(3,299,764)  $ (7,194,838)  $ (7,833,620)
===================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                                                     Maryland
                                                                         ------------------------------
                                                                         Six Months Ended    Year Ended
                                                                                 11/30/99       5/31/99
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 1,773,844   $ 3,372,749
Net realized gain (loss) from investment transactions (notes 1 and 4)             243,099       571,636
Net change in unrealized appreciation or depreciation
 of investments                                                                (5,316,707)   (1,379,409)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                          (3,299,764)    2,564,976
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                         (532,151)     (887,278)
 Class B                                                                          (98,997)     (136,626)
 Class C                                                                         (103,988)     (133,784)
 Class R                                                                       (1,053,333)   (2,124,331)
From accumulated net realized gains from investment transactions:
 Class A                                                                               --            --
 Class B                                                                               --            --
 Class C                                                                               --            --
 Class R                                                                               --            --
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (1,788,469)   (3,282,019)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                7,723,612    12,748,209
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                               1,089,341     2,071,522
-------------------------------------------------------------------------------------------------------
                                                                                8,812,953    14,819,731

Cost of shares redeemed                                                        (5,392,079)   (5,741,563)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                         3,420,874     9,078,168
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          (1,667,359)    8,361,125
Net assets at the beginning of period                                          75,324,277    66,963,152
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                               $73,656,918   $75,324,277
=======================================================================================================
Balance of undistributed net investment
 income at the end of period                                                  $    94,162   $   108,787
=======================================================================================================

                                 See accompanying notes to financial statements.

                                                                          Pennsylvania                        Virginia
                                                                 -------------------------------   -------------------------------
                                                                 Six Months Ended     Year Ended   Six Months Ended     Year Ended
                                                                         11/30/99        5/31/99           11/30/99        5/31/99
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $  3,798,610   $  7,397,713       $  5,477,266   $ 10,539,789
Net realized gain (loss) from investment transactions (notes 1
 and 4)                                                                  (839,420)       395,831         (1,421,222)       944,358
Net change in unrealized appreciation or depreciation
 of investments                                                       (10,154,028)    (2,967,385)       (11,889,664)    (3,060,934)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  (7,194,838)     4,826,159         (7,833,620)     8,423,213
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                               (1,768,373)    (3,437,714)        (3,395,564)    (6,603,088)
 Class B                                                                 (184,500)      (227,324)          (230,874)      (288,055)
 Class C                                                                 (298,287)      (503,249)          (373,402)      (739,016)
 Class R                                                               (1,535,611)    (3,234,496)        (1,414,281)    (2,930,514)
From accumulated net realized gains from investment
 transactions:
 Class A                                                                       --       (380,650)                --       (354,974)
 Class B                                                                       --        (30,257)                --        (18,678)
 Class C                                                                       --        (63,063)                --        (44,664)
 Class R                                                                       --       (342,018)                --       (150,604)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (3,786,771)    (8,218,771)        (5,414,121)   (11,129,593)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                       11,741,743     26,410,992         18,484,561     33,800,119
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                       1,659,084      3,885,514          2,329,562      5,206,747
----------------------------------------------------------------------------------------------------------------------------------
                                                                       13,400,827     30,296,506         20,814,123     39,006,866

Cost of shares redeemed                                               (10,546,733)   (12,419,924)       (16,140,105)   (24,787,027)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                 2,854,094     17,876,582          4,674,018     14,219,839
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  (8,127,515)    14,483,970         (8,573,723)    11,513,459
Net assets at the beginning of period                                 153,042,391    138,558,421        223,767,045    212,253,586
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $144,914,876   $153,042,391       $215,193,322   $223,767,045
==================================================================================================================================
Balance of undistributed net investment
 income at the end of period                                         $     12,956   $      1,117       $     66,410   $      3,265
==================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)



1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund ("Maryland"), the Nuveen Flagship Pennsylvania Municipal Bond Fund ("Pennsylvania") and the Nuveen Flagship Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1999, Maryland and Pennsylvania had outstanding when-issued purchase commitments of $1,251,972 and $2,304,094, respectively. There were no such outstanding purchase commitments in Virginia.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                             Maryland
                                                                        ---------------------------------------------------
                                                                        Six Months Ended 11/30/99      Year Ended 5/31/99
                                                                        -------------------------   -----------------------
                                                                            Shares         Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                  338,542    $ 3,388,802     577,632   $ 6,112,774
  Class B                                                                  100,292      1,017,252     235,116     2,495,746
  Class C                                                                  258,051      2,576,581     187,416     1,988,761
  Class R                                                                   73,748        740,977     203,056     2,150,928
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                   34,384        347,080      57,622       611,952
  Class B                                                                    4,250         42,913       5,480        58,201
  Class C                                                                    5,363         54,130       8,572        91,026
  Class R                                                                   63,762        645,218     123,134     1,310,343
---------------------------------------------------------------------------------------------------------------------------
                                                                           878,392      8,812,953   1,398,028    14,819,731
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                 (183,502)    (1,830,574)   (173,380)   (1,842,288)
  Class B                                                                  (65,484)      (652,330)     (9,376)      (99,303)
  Class C                                                                  (62,473)      (619,453)    (51,865)     (546,993)
  Class R                                                                 (225,992)    (2,289,722)   (305,927)   (3,252,979)
---------------------------------------------------------------------------------------------------------------------------
                                                                          (537,451)    (5,392,079)   (540,548)   (5,741,563)
---------------------------------------------------------------------------------------------------------------------------
Net increase                                                               340,941    $ 3,420,874     857,480   $ 9,078,168
===========================================================================================================================

                                                                                           Pennsylvania
                                                                        -----------------------------------------------------
                                                                        Six Months Ended 11/30/99       Year Ended 5/31/99
                                                                        -------------------------   -------------------------
                                                                            Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                   716,995   $  7,179,320    1,042,066   $ 11,085,436
 Class B                                                                   182,210      1,839,877      556,149      5,925,032
 Class C                                                                   156,681      1,587,796      466,677      4,965,788
 Class R                                                                   113,481      1,134,750      417,495      4,434,736
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                    58,122        585,163      127,403      1,358,196
 Class B                                                                     4,763         47,969        6,887         73,512
 Class C                                                                     6,939         69,726       14,586        155,250
 Class R                                                                    95,013        956,226      215,836      2,298,556
-----------------------------------------------------------------------------------------------------------------------------
                                                                         1,334,204     13,400,827    2,847,099     30,296,506
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                  (566,309)    (5,644,802)    (549,431)    (5,838,055)
 Class B                                                                   (54,979)      (544,273)     (48,814)      (522,051)
 Class C                                                                  (125,898)    (1,249,957)     (54,534)      (578,008)
 Class R                                                                  (311,681)    (3,107,701)    (516,487)    (5,481,810)
-----------------------------------------------------------------------------------------------------------------------------
                                                                        (1,058,867)   (10,546,733)  (1,169,266)   (12,419,924)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                                               275,337   $  2,854,094    1,677,833   $ 17,876,582
=============================================================================================================================

                                                                                             Virginia
                                                                        -----------------------------------------------------
                                                                        Six Months Ended 11/30/99       Year Ended 5/31/99
                                                                        -------------------------   -------------------------
                                                                            Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                 1,292,071   $ 13,592,514    1,781,027   $ 19,736,719
 Class B                                                                   215,652      2,281,751      605,747      6,716,554
 Class C                                                                   134,252      1,416,950      421,265      4,668,341
 Class R                                                                   112,700      1,193,346      241,908      2,678,505
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   120,823      1,279,925      261,217      2,903,901
 Class B                                                                     9,588        101,308       14,259        158,363
 Class C                                                                    10,183        107,884       23,019        255,663
 Class R                                                                    79,367        840,445      169,963      1,888,820
-----------------------------------------------------------------------------------------------------------------------------
                                                                         1,974,636     20,814,123    3,518,405     39,006,866
-----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                (1,083,698)   (11,342,100)  (1,444,306)   (16,020,885)
 Class B                                                                   (54,142)      (568,337)     (18,515)      (205,614)
 Class C                                                                  (145,722)    (1,541,229)    (242,411)    (2,672,615)
 Class R                                                                  (254,378)    (2,688,439)    (531,239)    (5,887,913)
-----------------------------------------------------------------------------------------------------------------------------
                                                                        (1,537,940)   (16,140,105)  (2,236,471)   (24,787,027)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                                               436,696   $  4,674,018    1,281,934   $ 14,219,839
=============================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 20, 1999, to shareholders of record on December 9, 1999, as follows:

                                            Maryland  Pennsylvania      Virginia
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                      $.0405        $.0420        $.0435
 Class B                                       .0340         .0360         .0370
 Class C                                       .0360         .0375         .0390
 Class R                                       .0420         .0435         .0455
================================================================================

The Funds also declared taxable distributions which include capital gains and/or market discount, which were paid on December 7, 1999, to shareholders of record on December 2, 1999, as follows:

                                          Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
Taxable distributions per shares           $ .0403         $ .0250     $ .0079
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended November 30, 1999, were as follows:

                                        Maryland   Pennsylvania       Virginia
-------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities     $10,315,143   $ 17,367,638   $ 26,440,422
  Short-term municipal securities      4,000,000        800,000      3,500,000
Sales:
  Long-term municipal securities       5,276,313     15,120,847     22,434,471
  Short-term municipal securities      4,000,000        800,000      3,500,000
===============================================================================

At November 30, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                       Maryland    Pennsylvania       Virginia
-------------------------------------------------------------------------------
                                    $75,455,244    $147,237,621   $210,001,890
===============================================================================

At May 31, 1999, the Funds' last fiscal year end, Maryland had an unused capital loss carryforward of $22,799 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2005.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at November 30, 1999, were as follows:

                                                   Maryland    Pennsylvania      Virginia
------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                  $ 1,064,564    $ 3,234,784   $  6,644,077
  depreciation                                   (3,712,450)    (6,797,460)    (5,365,785)
------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $(2,647,886)   $(3,562,676)  $  1,278,292
==========================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                        Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
===============================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                          Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
Sales charges collected                  $  25,800       $  67,001   $  88,684

Paid to authorized dealers                  21,801          67,001      80,172
===============================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                          Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
Commission advances                      $  66,061      $  122,244   $  96,058
===============================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1999, the Distributor retained such 12b-1 fees as follows:

                                          Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
12b-1 fees retained                      $  27,281       $  47,400   $  57,030
===============================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 1999, as follows:

                                          Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
CDSC retained                            $  20,475       $  11,874   $  14,203
===============================================================================

7. Composition of Net Assets

At November 30, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                          Maryland    Pennsylvania        Virginia
-----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                        $75,990,343    $148,932,311    $215,105,355

Balance of undistributed net investment income                                              94,162          12,956          66,410

Accumulated net realized gain (loss) from investment transactions                          220,299        (467,715)     (1,279,165)

Net unrealized appreciation (depreciation) of investments                               (2,647,886)     (3,562,676)      1,300,722
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                             $73,656,918    $144,914,876    $215,193,322
===================================================================================================================================

Financial Highlights (Unaudited)


               Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                           ----------------------------------    ---------------------------



MARYLAND                                        Net
                                           Realized/
                                          Unrealized
                Beginning         Net        Invest-                Net                        Ending
                      Net     Invest-           ment            Invest-                           Net
Year Ended          Asset        ment           Gain               ment    Capital              Asset    Total
May 31,             Value      Income          (Loss)   Total    Income      Gains     Total    Value   Return(a)
-----------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (h)          $10.46      $.24         $ (.69)    $(.45)    $(.24)      $ --    $(.24)  $ 9.77       (4.30)%
  1999               10.56       .49           (.11)      .38      (.48)        --     (.48)   10.46        3.65
  1998               10.25       .48            .32       .80      (.49)        --     (.49)   10.56        7.95
  1997 (d)           10.25       .16            .01       .17      (.17)        --     (.17)   10.25        1.63
  1997 (e)           10.43       .46           (.15)      .31      (.49)        --     (.49)   10.25        3.06
  1996 (e)            9.60       .48            .85      1.33      (.50)        --     (.50)   10.43       14.07
  1995 (f)            9.84       .20           (.23)     (.03)     (.21)        --     (.21)    9.60        (.26)
Class B (3/97)
  2000 (h)           10.47       .20           (.69)     (.49)     (.20)        --     (.20)    9.78       (4.67)
  1999               10.56       .41           (.10)      .31      (.40)        --     (.40)   10.47        2.95
  1998               10.25       .41            .31       .72      (.41)        --     (.41)   10.56        7.16
  1997 (g)           10.29       .10           (.04)      .06      (.10)        --     (.10)   10.25         .83
Class C (9/94)
  2000 (h)           10.46       .21           (.69)     (.48)     (.21)        --     (.21)    9.77       (4.58)
  1999               10.56       .43           (.11)      .32      (.42)        --     (.42)   10.46        3.07
  1998               10.24       .43            .32       .75      (.43)        --     (.43)   10.56        7.44
  1997 (d)           10.24       .15             --       .15      (.15)        --     (.15)   10.24        1.43
  1997 (e)           10.42       .39           (.16)      .23      (.41)        --     (.41)   10.24        2.28
  1996 (e)            9.59       .41            .84      1.25      (.42)        --     (.42)   10.42       13.24
  1995 (f)            9.75       .16           (.15)      .01      (.17)        --     (.17)    9.59         .12
Class R (12/91)
  2000 (h)           10.48       .25           (.69)     (.44)     (.25)        --     (.25)    9.79       (4.21)
  1999               10.58       .51           (.11)      .40      (.50)        --     (.50)   10.48        3.82
  1998               10.26       .51            .32       .83      (.51)        --     (.51)   10.58        8.23
  1997 (d)           10.26       .17            --        .17      (.17)        --     (.17)   10.26        1.68
  1997 (e)           10.44       .47           (.14)      .33      (.51)        --     (.51)   10.26        3.29
  1996 (e)            9.61       .51            .84      1.35      (.52)        --     (.52)   10.44       14.33
  1995 (e)           10.62       .51          (1.01)     (.50)     (.51)        --     (.51)    9.61       (4.58)
================================================================================================================

                                                       Ratios/Supplemental Data
                ---------------------------------------------------------------------------------------------------
                          Before Credit/                After                    After Credit/
                          Reimbursement            Reimbursement (b)           Reimbursement (c)
                ---------------------------      -----------------------     -----------------------
                                      Ratio                        Ratio                       Ratio
                                     of Net                       of Net                      of Net
                                    Invest-                      Invest-                     Invest-
                          Ratio of     ment         Ratio of        ment        Ratio of        ment
                          Expenses   Income         Expenses       Income       Expenses      Income
                Ending          to       to               to           to             to          to
                   Net     Average  Average          Average      Average        Average     Average     Portfolio
                Assets         Net      Net              Net          Net            Net         Net      Turnover
                 (000)      Assets   Assets           Assets       Assets          Assets     Assets          Rate
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (h)      $22,473     1.02%*    4.71%*          1.01%*        4.73%*         .98%*       4.76%*           7%
  1999           22,093     1.04      4.55             .95          4.64           .95         4.64            29
  1998           17,427     1.00      4.56             .94          4.62           .94         4.62             7
  1997 (d)       12,977     1.02*     4.83*            .95*         4.90*          .95*        4.90*            3
  1997 (e)       11,788     1.12      4.67            1.00          4.79          1.00         4.79             4
  1996 (e)        6,860     1.33      4.41            1.00          4.74          1.00         4.74            17
  1995 (f)        1,605     1.59*     4.67*           1.00*         5.26*         1.00*        5.26*           35
Class B (3/97)
  2000 (h)        4,802     1.77*     3.97*           1.76*         3.98*         1.73*        4.01*            7
  1999            4,732     1.80      3.81            1.71          3.90          1.71         3.90            29
  1998            2,332     1.75      3.79            1.69          3.85          1.69         3.85             7
  1997 (g)          150     1.76*     3.94*           1.70*         4.00*         1.70*        4.00*            3
Class C (9/94)
  2000 (h)        5,781     1.57*     4.18*           1.56*         4.19*         1.53*        4.22*            7
  1999            4,089     1.59      4.01            1.50          4.10          1.50         4.10            29
  1998            2,606     1.55      4.01            1.49          4.07          1.49         4.07             7
  1997 (d)        2,103     1.57*     4.28*           1.50*         4.35*         1.50*        4.35*            3
  1997 (e)        1,985     1.87      3.93            1.75          4.05          1.75         4.05             4
  1996 (e)        1,438     2.06      3.73            1.75          4.04          1.75         4.04            17
  1995 (f)          860     1.86*     4.44*           1.75*         4.55*         1.75*        4.55*           35
Class R (12/91)
  2000 (h)       40,601      .82*     4.91*            .81*         4.92*          .78*        4.95*            7
  1999           44,411      .83      4.75             .75          4.83           .75         4.83            29
  1998           44,599      .80      4.76             .74          4.82           .74         4.82             7
  1997 (d)       43,306      .82*     5.03*            .75*         5.10*          .75*        5.10*            3
  1997 (e)       43,738      .87      4.94             .75          5.06           .75         5.06             4
  1996 (e)       47,389     1.04      4.78             .75          5.07           .75         5.07            17
  1995 (e)       42,741      .89      5.14             .75          5.28           .75         5.28            35
=======================================================================================================================


*   Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable (note 6).
(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(d) For the four months ended May 31.
(e) For the year ended January 31.
(f) From commencement of class operations as noted through January 31.
(g) From commencement of class operations as noted.
(h) For the six months ended November 30, 1999.

               Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                  Investment Operations         Less Distributions
                              -----------------------------  ------------------------
                                               Net
PENNSYLVANIA**                           Realized/
                                        Unrealized
               Beginning          Net      Invest-               Net                     Ending
                     Net      Invest-         ment           Invest-                        Net
Year Ended         Asset         ment         Gain              ment  Capital             Asset        Total
May 31,            Value       Income        (Loss)   Total   Income    Gains   Total     Value    Return(a)
-------------------------------------------------------------------------------------------------------------
Class A (10/86)
  2000 (e)        $10.45         $.25       $ (.74)  $ (.49)  $ (.25)   $  --  $ (.25)   $ 9.71        (4.68)%
  1999             10.68          .53         (.17)     .36     (.53)    (.06)   (.59)    10.45         3.42
  1998             10.25          .56          .45     1.01     (.56)    (.02)   (.58)    10.68        10.05
  1997             10.00          .57          .25      .82     (.57)      --    (.57)    10.25         8.37
  1996             10.21          .59         (.20)     .39     (.60)      --    (.60)    10.00         3.83
  1995             10.06          .60          .16      .76     (.61)      --    (.61)    10.21         7.90

Class B (2/97)
  2000 (e)         10.47          .22         (.74)    (.52)    (.22)      --    (.22)     9.73        (5.04)
  1999             10.70          .45         (.17)     .28     (.45)    (.06)   (.51)    10.47         2.66
  1998             10.27          .48          .45      .93     (.48)    (.02)   (.50)    10.70         9.23
  1997 (d)         10.21          .16          .06      .22     (.16)      --    (.16)    10.27         2.18

Class C (2/94)
  2000 (e)         10.44          .23         (.74)    (.51)    (.23)      --    (.23)     9.70        (4.95)
  1999             10.68          .47         (.17)     .30     (.48)    (.06)   (.54)    10.44         2.80
  1998             10.25          .50          .45      .95     (.50)    (.02)   (.52)    10.68         9.50
  1997              9.99          .51          .26      .77     (.51)      --    (.51)    10.25         7.88
  1996             10.21          .53         (.21)     .32     (.54)      --    (.54)     9.99         3.16
  1995             10.06          .54          .16      .70     (.55)      --    (.55)    10.21         7.31

Class R (2/97)
  2000 (e)         10.44          .26         (.73)    (.47)    (.26)      --    (.26)     9.71        (4.50)
  1999             10.68          .55         (.17)     .38     (.56)    (.06)   (.62)    10.44         3.55
  1998             10.25          .58          .45     1.03     (.58)    (.02)   (.60)    10.68        10.30
  1997 (d)         10.21          .20          .03      .23     (.19)      --    (.19)    10.25         2.31
=============================================================================================================

                                               Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------
                              Before Credit/         After             After Credit/
                              Reimbursement     Reimbursement (b)    Reimbursement (c)
                         ---------------------  -------------------  -------------------
                                        Ratio                Ratio                Ratio
                                       of Net               of Net               of Net
                                      Invest-              Invest-              Invest-
                           Ratio of      ment   Ratio of      ment   Ratio of      ment
                           Expenses    Income   Expenses    Income   Expenses    Income
                 Ending          to        to         to        to         to        to
                    Net     Average   Average    Average   Average    Average   Average   Portfolio
                 Assets         Net       Net        Net       Net        Net       Net    Turnover
                  (000)      Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (10/86)
  2000 (e)      $67,890         .94%*    5.03%*      .89%*    5.07%*      .89%*    5.08%*        10%
  1999           70,865         .94      4.75        .69      5.00        .69      5.00          18
  1998           65,826         .95      4.94        .61      5.28        .61      5.28          20
  1997           55,667        1.09      5.22        .70      5.61        .70      5.61          46
  1996           44,392        1.13      5.42        .79      5.76        .79      5.76          65
  1995           42,600        1.29      5.68        .89      6.08        .89      6.08          50

Class B (2/97)
  2000 (e)        8,689        1.68*     4.28*      1.65*     4.32*      1.64*     4.33*         10
  1999            7,966        1.70      4.01       1.45      4.26       1.45      4.26          18
  1998            2,640        1.70      4.14       1.34      4.50       1.34      4.50          20
  1997 (d)          229        1.72*     4.47*      1.35*     4.84*      1.35*     4.84*         46

Class C (2/94)
  2000 (e)       12,603        1.48*     4.48*      1.44*     4.52*      1.43*     4.53*         10
  1999           13,167        1.49      4.21       1.24      4.46       1.24      4.46          18
  1998            8,912        1.50      4.39       1.16      4.73       1.16      4.73          20
  1997            6,320        1.63      4.68       1.25      5.06       1.25      5.06          46
  1996            4,442        1.34      5.19       1.68      4.85       1.68      4.85          65
  1995            3,118        1.39      5.50       1.84      5.05       1.84      5.05          50

Class R (2/97)
  2000 (e)        55,733        .74*     5.22*       .69*     5.27*       .68*     5.27*         10
  1999            61,044        .74      4.95        .49      5.20        .49      5.20          18
  1998            61,180        .75      5.14        .41      5.48        .41      5.48          20
  1997 (d)        57,383        .77*     5.45*       .39*     5.83*       .39*     5.83*         46
======================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable (note 6).

(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(d)  From commencement of class operations as noted.

(e)  For the six months ended November 30, 1999.

               Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                 Investment Operations       Less Distributions
                                 ---------------------       ------------------
                                               Net
VIRGINIA**                               Realized/
                                        Unrealized
               Beginning          Net      Invest-               Net                     Ending
                     Net      Invest-         ment           Invest-                        Net
Year Ended         Asset         ment         Gain              ment  Capital             Asset        Total
May 31,            Value       Income       (Loss)    Total   Income    Gains   Total     Value    Return(a)
------------------------------------------------------------------------------------------------------------
Class A (3/86)
  2000 (e)       $ 10.93         $.26        $(.63)   $(.37)   $(.26)   $  --  $ (.26)   $10.30        (3.40)%
  1999             11.06          .53         (.10)     .43     (.53)    (.03)   (.56)    10.93         3.95
  1998             10.66          .56          .41      .97     (.56)    (.01)   (.57)    11.06         9.30
  1997             10.40          .58          .25      .83     (.57)      --    (.57)    10.66         8.20
  1996             10.56          .57         (.15)     .42     (.58)      --    (.58)    10.40         4.03
  1995             10.36          .59          .20      .79     (.59)      --    (.59)    10.56         7.99

Class B (2/97)
  2000 (e)         10.93          .23         (.65)    (.42)    (.22)      --    (.22)    10.29        (3.86)
  1999             11.06          .45         (.10)     .35     (.45)    (.03)   (.48)    10.93         3.20
  1998             10.66          .48          .41      .89     (.48)    (.01)   (.49)    11.06         8.53
  1997 (d)         10.62          .16         (.04)     .20     (.16)      --    (.16)    10.66         1.94

Class C (10/93)
  2000 (e)         10.92          .24         (.64)    (.40)    (.23)      --    (.23)    10.29        (3.67)
  1999             11.06          .47         (.11)     .36     (.47)    (.03)   (.50)    10.92         3.30
  1998             10.65          .50          .42      .92     (.50)    (.01)   (.51)    11.06         8.81
  1997             10.39          .52          .26      .78     (.52)      --    (.52)    10.65         7.61
  1996             10.56          .51         (.16)     .35     (.52)      --    (.52)    10.39         3.37
  1995             10.36          .53          .20      .73     (.53)      --    (.53)    10.56         7.40

Class R (2/97)
  2000 (e)         10.93          .28         (.65)    (.37)    (.27)      --    (.27)    10.29        (3.38)
  1999             11.06          .56         (.10)     .46     (.56)    (.03)   (.59)    10.93         4.18
  1998             10.66          .59          .41     1.00     (.59)    (.01)   (.60)    11.06         9.54
  1997 (d)         10.62          .20          .04      .24     (.20)      --    (.20)    10.66         2.26
============================================================================================================

                                                 Ratios/Supplemental Data
                  -----------------------------------------------------------------------------------
                                Before Credit/         After             After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                           ---------------------  -------------------  -------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                             Ratio of      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                   Ending          to        to         to        to         to        to
                      Net     Average   Average    Average   Average    Average   Average   Portfolio
                   Assets         Net       Net        Net       Net        Net       Net    Turnover
                    (000)      Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (3/86)
  2000 (e)       $134,220         .90%*    4.99%*      .90%*    4.99%*      .89%*    5.00%*        10%
  1999            138,941         .89      4.78        .86      4.81        .86      4.81          15
  1998            133,966         .90      4.99        .74      5.15        .74      5.15           3
  1997            122,252        1.00      5.19        .74      5.45        .74      5.45          23
  1996            117,677        1.06      5.18        .83      5.41        .83      5.41          17
  1995            112,643        1.10      5.50        .79      5.81        .79      5.81          50

Class B (2/97)
  2000 (e)         11,573        1.65*     4.25*      1.65*     4.25*      1.64*     4.26*         10
  1999             10,419        1.64      4.03       1.61      4.06       1.61      4.06          15
  1998              3,894        1.64      4.20       1.51      4.33       1.51      4.33           3
  1997 (d)            381        1.66*     4.49*      1.47*     4.68*      1.47*     4.68*         23

Class C (10/93)
  2000 (e)         16,634        1.45*     4.45*      1.45*     4.45*      1.44*     4.46*         10
  1999             17,679        1.44      4.23       1.41      4.26       1.41      4.26          15
  1998             15,660        1.44      4.44       1.29      4.59       1.29      4.59           3
  1997             11,700        1.55      4.63       1.29      4.89       1.29      4.89          23
  1996             10,978        1.60      4.62       1.38      4.84       1.38      4.84          17
  1995              6,537        1.65      4.93       1.34      5.24       1.34      5.24          50

Class R (2/97)
  2000 (e)         52,766         .70*     5.19*       .70*     5.19*       .69*     5.20*         10
  1999             56,728         .69      4.99        .66      5.02        .66      5.02          15
  1998             58,734         .70      5.19        .54      5.35        .54      5.35           3
  1997 (d)         57,002         .71*     5.50*       .52*     5.69*       .52*     5.69*         23
=======================================================================================================

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Virginia.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable (note 6).

(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(d) From commencement of class operations as noted.

(e) For the six months ended November 30, 1999.

Building a Better Portfolio
Can Make You a Successful Investor



Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

International Growth Fund

Innovation Fund

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Dividend and Growth Fund

Income

Income Fund

Floating Rate Fund(1)

Tax-Free Income

National Funds
High Yield
Long-Term
Insured Long Term
Intermediate-Term
Limited-Term

State Funds
Arizona
California(2)
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts(2)
Michigan
Missouri
New Jersey
New Mexico
New York(2)
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.



1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

Fund Information




Board of Trustees

Robert P. Bremner

Lawrence H. Brown

Anne E. Impellizzeri

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger

Judith M. Stockdale


Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274

(800) 257-8787


Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

SERVING

Investors for Generations

[Photo of John Nuveen Sr. appears here]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com